UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                          CERTIFIED SHAREHOLDER REPORT
                                       OF
                   REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-3916

Name of Registrant: Vanguard Specialized Funds

Address of Registrant: P.O. Box 2600
                       Valley Forge, PA 19482

Name and address of agent for service:      R. Gregory Barton, Esquire
                                            P.O. Box 876
                                            Valley Forge, PA 19482

Registrant's telephone number, including area code: (610) 669-1000

Date of fiscal year end:  January 31

Date of reporting period:  February 1, 2003 - July 31, 2003

Item 1: Reports to Shareholders

Vanguard(R) Dividend Growth Fund

SEMIANNUAL REPORT

July 31, 2003

[THE VANGUARD GROUP(R) LOGO]

ETERNAL PRINCIPLES

     Markets change, but the principles of successful investing do not. During the past few years, radical upheaval in the stock market has displayed the power of this simple truth to dramatic effect.
     In the late 1990s, stocks experienced one of the greatest bull markets in financial history. Then, in March 2000, the longest downturn since the Great Depression began.
     In both bull and bear markets, however, the principles of successful investing are identical: balance, diversification, and attention to costs. Balance among stock, bond, and money market funds allows you to pursue long-term growth while moderating your risk. Diversification limits your exposure to the disasters that can befall any one security or sector. Attention to costs means you keep a larger share of any rewards produced by your investments.
     These principles are timeless. In fact, they're the basis of our very first mutual fund--Vanguard(R) Wellington(TM) Fund, a balanced portfolio established in 1929. Over time, balance, diversification, and attention to costs have proven to be the master keys to investment success.

--------------------------------------------------------------------------------
SUMMARY
--------------------------------------------------------------------------------
* During the half-year, Vanguard Dividend Growth Fund returned 16.5%, surpassing the average return of large-cap core funds but trailing the gain of the more growth-oriented Russell 1000 Index.

* The fund earned strong returns both in dividend-rich sectors and in industries such as technology where dividends have traditionally been scarce.

* The Jobs and Growth Tax Relief Reconciliation Act of 2003 provides more favorable tax treatment for dividends, a change that may spur more companies to start paying them.

--------------------------------------------------------------------------------
CONTENTS
--------------------------------------------------------------------------------
   1 Letter from the Chairman
   5 Report from the Adviser
   7 Fund Profile
   8 Glossary of Investment Terms
   9 Performance Summary
  10 Financial Statements

--------------------------------------------------------------------------------
LETTER FROM THE CHAIRMAN

[PHOTO OF JOHN J. BRENNAN]
JOHN J. BRENNAN

Fellow Shareholder,
During the six months ended July 31, 2003, Vanguard Dividend Growth Fund returned 16.5%, surpassing the 15.6% average gain of large-cap core funds, but slightly trailing the 17.4% return of the more growth-oriented Russell 1000 Index. Your fund's result reflected strong performance in dividend-rich sectors such as financial services and producer durables, as well as in technology companies considered to be potential dividend-payers. At the end of July, the fund provided a yield of 1.8%.

--------------------------------------------
TOTAL RETURNS               SIX MONTHS ENDED
                               JULY 31, 2003
--------------------------------------------
VANGUARD DIVIDEND GROWTH FUND          16.5%
Average Large-Cap Core Fund*           15.6
Russell 1000 Index                     17.4
Wilshire 5000 Index                    18.6
--------------------------------------------
*Derived from data provided by Lipper Inc.

     The adjacent table provides the total returns--capital change plus reinvested distri-butions--for the Dividend Growth Fund and its comparative standards. For details on the per-share components of your fund's total return, please see the table on page 4.

INVESTORS' APPREHENSION TURNED TO OPTIMISM
At the start of the fiscal half-year, economic uncertainty and the impending conflict with Iraq loomed large in the U.S. financial markets. By the end of the period, the mood had changed from apprehension to optimism. The successful military campaign in Iraq, the return of corporate earnings growth, and surprisingly positive economic reports, including better-than-expected growth in U.S. output during the April-June quarter, drove stock prices higher.
     During the full six months, the broad U.S. stock market climbed nearly 19%. Technology stocks and other growth-oriented issues, which had sustained big losses during the past few years, rebounded strongly. The market's smaller stocks outpaced their larger counterparts as investors demonstrated a renewed appetite for risk.
     U.S. investors also earned good returns in many international markets, though stock performance was only part of the story. A decline in the U.S. dollar's relative value transformed mediocre euro- and pound-based results into impressive dollar-denominated returns.

SHORT- AND LONGER-TERM INTEREST RATES WENT THEIR SEPARATE WAYS
By June 13, continually rising bond prices had trimmed the yield of the benchmark 10-year U.S. Treasury note to a 45-year low of 3.11%. In the weeks that

1

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followed,  however, rates rebounded,  and the yield of the 10-year Treasury note closed the period at 4.41%. For the full six months, rising bond yields and falling bond prices translated into a total return of 0.3% for the Lehman Brothers Aggregate Bond Index, a measure of the taxable investment-grade bond market.

--------------------------------------------------------------------------------
MARKET BAROMETER                                                   TOTAL RETURNS
                                                     PERIODS ENDED JULY 31, 2003
                                              ----------------------------------
                                                 SIX          ONE           FIVE
                                              MONTHS         YEAR         YEARS*
--------------------------------------------------------------------------------
STOCKS
    Russell 1000 Index (Large-caps)            17.4%        11.2%          -0.6%
    Russell 2000 Index (Small-caps)            28.8         23.1            3.9
    Wilshire 5000 Index (Entire market)        18.6         12.8           -0.4
    MSCI All Country World Index Free
      ex USA (International)                   18.2          9.0           -2.5
--------------------------------------------------------------------------------
BONDS
    Lehman Aggregate Bond Index                 0.3%         5.4%           6.8%
      (Broad taxable market)
    Lehman Municipal Bond Index                 0.4          3.6            5.5
    Citigroup 3-Month Treasury Bill Index       0.5          1.4            3.8
================================================================================
CPI
    Consumer Price Index                        1.2%         2.1%           2.4%
--------------------------------------------------------------------------------
*Annualized.

     Short-term interest rates, which are more directly influenced by the Federal Reserve Board, began the period low and finished lower. In an effort to add fuel to the economic expansion, the Fed trimmed its target for the federal funds rate by 25 basis points (0.25 percentage point) to 1.00% at its June meeting. The 3-month U.S. Treasury bill, which typically follows Fed moves with a lag, began the fiscal half-year at 1.17% and closed the period at 0.94%.

THE NEWLY POSITIONED FUND TURNED IN A STRONG SIX MONTHS
The past six months were Vanguard Dividend Growth Fund's first fiscal half-year with a new investment objective, portfolio manager, and name. In December 2002, shareholders in what was then Vanguard Utilities Income Fund voted to expand the fund's mandate to include a broader universe of securities, and the name was changed to reflect this shift in investment strategy. Since the debut of the new strategy, the broad stock market rallied powerfully and President Bush signed a new law that enhances the after-tax attractiveness of dividends.
     Amid these favorable developments, your fund produced strong returns in sectors of the market that have traditionally paid generous dividends--financial services, materials & processing, and producer durables. The last of these three includes many old-line industrial companies that are able to boost dividend payments when the business cycle rolls in their direction.
     Your fund also earned strong returns from technology stocks, a sector not traditionally associated with dividends, but one that performed exceptionally well in the six-month period. The fund's new mandate allows the adviser, Wellington Management Company, to invest in companies that have the potential and, in the adviser's judgment, a willingness to pay dividends. The

2
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incentive  to do so has been made  stronger  by the new tax law,  which  accords dividends the same favorable tax treatment as capital gains.
     Although the fund exceeded the average return of competing funds, its return was slightly behind that of the Russell 1000 Index. This index reflects the broad spectrum of companies that your fund can consider under its new mandate. The benchmark's fit is not quite perfect, however, given the Dividend Growth Fund's slight emphasis on the market's more reasonably valued stocks.
     The fund's weakest result was in the consumer staples sector. These stocks, which held up well through the stock market's long downturn, lost some ground in recent months as investors turned their attention to previously neglected sectors. The fund also earned below-market returns (though they were excellent in absolute terms) from some reliable dividend-payers in the oil and health care sectors.

LESSONS FROM THE PAST
Long-suffering stock investors finally saw some reward for their patience when equities rebounded during the past half-year--just as investors who stuck with bonds during the booming 1990s were rewarded during the first three years of the new millennium. Undoubtedly, investors who slept soundest throughout both periods were those who maintained a portfolio diversified across and within asset classes, and who periodically rebalanced that portfolio back to the original target allocation. Such investors got to enjoy a share of the gains alternately offered by stocks and by bonds, and with considerably less volatility than either asset class experienced on its own.
     Because no one can accurately predict the direction of the financial markets, we have always believed that a balanced approach is the wisest course. Vanguard Dividend Growth Fund can be an important component of such a plan for investors generally, and particularly for those seeking both capital growth and income from their stock portfolios.
     Thank you for entrusting your hard-earned money to us.

Sincerely,

/S/ JOHN J. BRENNAN

John J. Brennan
Chairman and Chief Executive Officer

August 14, 2003

--------------------------------------------------------------------------------
YOUR FUND'S PERFORMANCE AT A GLANCE               JANUARY 31, 2003-JULY 31, 2003

                                                         DISTRIBUTIONS PER SHARE
                                                         -----------------------
                            STARTING          ENDING          INCOME     CAPITAL
                         SHARE PRICE     SHARE PRICE       DIVIDENDS       GAINS
--------------------------------------------------------------------------------
Dividend Growth Fund           $8.48           $9.79          $0.090      $0.000
--------------------------------------------------------------------------------
4

REPORT FROM THE ADVISER
Vanguard Dividend Growth Fund provided a 16.5% return during the six months ended July 31, 2003, better than the 15.6% average return of competing large-cap funds, but a bit behind the 17.4% return of the Russell 1000 Index.

THE INVESTMENT ENVIRONMENT
Stocks rose sharply during a period marked by market volatility and significant world events. The relatively short and successful Iraq war removed a source of uncertainty that had weighed on the market and economy earlier in the year. Other risks and uncertainties--high oil prices, the SARS virus, and weakness in consumer spending--all appear to have faded as we reached midyear, although economic indicators were still mixed. The market advance was relatively broad-based, with the financial services, technology, and consumer discretionary sectors leading the way. Typical defensive sectors such as energy and consumer staples lagged during the period.
     May brought the passage of President Bush's tax reform package, which lowered taxes on most dividends to 15%. Corporate reaction has been strong: More companies initiated dividends or increased them during the first seven months of 2003 than in all of 2002, reversing a 20-year decline in the number of dividend-paying companies. We are pleased with this development, and we hope that more companies will follow the example set by Citigroup (one of our top holdings) by putting more emphasis on returning cash to shareholders through dividends, and less emphasis on share repurchases.

THE FUND'S SUCCESSES
In returns relative to the benchmark, our stock selection provided its biggest benefits in the financial and industrial sectors. The fund's strongest contributors during the period were Merrill Lynch, Citigroup, Intel, Home Depot, McDonald's, Guidant, Caterpillar, Apple Computer, Dover, and Alcoa.
     Companies whose stocks represent 40% of the fund's assets increased dividends by more than 10% during the half-year. A number of these companies raised their dividends by more than 20%; they included Citigroup, AT&T, AIG, Aventis, TJX Companies, Total SA, Royal Dutch Petroleum, Wachovia, Home Depot, Bank One, and Knight Ridder. American Express raised its

                                            ------------------------------------
                                                           INVESTMENT PHILOSOPHY

                                              The adviser believes that the fund
                                                  can provide current income and
                                                 long-term growth of capital and
                                            income by investing in a diversified
                                                   portfolio of stocks that have
                                             excellent prospects for maintaining
                                                dividend payments and increasing
                                               earnings and dividends over time.
                                            ------------------------------------
dividend by 25%, the company's first increase in three years. Another fund holding, Guidant, which had ceased paying dividends, reinstated them. None of the fund's holdings reduced dividends during the fiscal period.

THE FUND'S SHORTFALLS
The Dividend Growth Fund underperformed the Russell 1000 Index in the period largely because, in comparison with the benchmark, we were under-weighted in two sectors that performed well: technology stocks and consumer discretionary stocks. So far in 2003, a company's dividend policy has not had significant influence on the way its stock performed; indeed, non-dividend-payers outperformed dividend-payers by a wide margin during the first seven months of the year. We are confident, however, that steady, growing dividends will be a key contributor to the total returns of the fund's holdings over the long term.

THE FUND'S POSITIONING
It seems we have been regularly disappointed in the past few years by predictions of a "second-half recovery" that never arrives. At this point in 2003, monetary and fiscal policies, abetted by the U.S. dollar's weakness in recent months, are providing a level of stimulus that is unprecedented in the last 30 years. We are cautiously optimistic that the recent tax reforms will provide a modest boost to consumption in the second half of 2003. Historically low interest rates should continue to provide support for the economy. We also still hope to see a modest amount of job creation in the remaining months of 2003, something that would provide the seeds for a sustainable economic recovery.
     The Dividend Growth Fund continues to be positioned for an eventual economic recovery with significant holdings in the energy, basic materials, and industrial sectors. The fund's holdings in the financial sector reflect continued improvement in the capital markets and continued strength in insurance industry fundamentals. Our health care holdings combine attractive valuations with solid balance sheets, strong cash flows, strong commitment to dividends, and prospects for valuable product introductions.

Minerva Butler, Vice President
Wellington Management Company, LLP

August 20, 2003

--------------------------------------------------------------------------------
FUND PROFILE                                                 As of July 31, 2003

This Profile provides a snapshot of the fund's characteristics, compared where indicated with both an appropriate market index and a broad market index. Key terms are defined on page 8.

DIVIDEND GROWTH FUND
--------------------------------------------------------------------------------
PORTFOLIO CHARACTERISTICS
                                                        COMPARATIVE        BROAD
                                         FUND                INDEX*      INDEX**
--------------------------------------------------------------------------------
Number of Stocks                           88                   998        5,364
Median Market Cap                      $24.9B                $35.5B       $26.8B
Price/Earnings Ratio                    18.8x                 20.4x        21.5x
Price/Book Ratio                         2.8x                  2.9x         2.8x
Yield                                    1.8%                  1.8%         1.6%
Return on Equity                        21.8%                 21.3%        20.2%
Earnings Growth Rate                     5.8%                  8.5%         8.4%
Foreign Holdings                         7.1%                  0.0%         0.8%
Turnover Rate                            30%+                    --           --
Expense Ratio                          0.43%+                    --           --
Cash Investments                           2%                    --           --
--------------------------------------------------------------------------------

--------------------------------------------
TEN LARGEST HOLDINGS (% OF TOTAL NET ASSETS)

Merrill Lynch & Co., Inc.               2.6%
  (financial services)
Citigroup, Inc.                         2.6
  (banking)
Aventis SA ADR                          2.3
  (pharmaceuticals)
Pfizer Inc.                             2.2
  (pharmaceuticals)
Schering-Plough Corp.                   2.1
  (pharmaceuticals)
Wyeth                                   2.0
  (pharmaceuticals)
Guidant Corp.                           1.9
  (medical)
Baxter International, Inc.              1.9
  (health products and services)
ACE, Ltd.                               1.9
  (insurance)
Pitney Bowes, Inc.                      1.9
  (computer hardware)
--------------------------------------------
Top Ten 21.4%
--------------------------------------------
The "Ten Largest Holdings" excludes any temporary cash investments and equity index products.

-------------------------------------------------------------
VOLATILITY MEASURES
                                 SPLICED                BROAD
                      FUND       INDEX++   FUND       INDEX**
-------------------------------------------------------------
R-Squared             0.90          1.00   0.42          1.00
Beta                  0.77          1.00   0.57          1.00
-------------------------------------------------------------

-------------------------------------------------------------
SECTOR DIVERSIFICATION (% OF PORTFOLIO)
                                      COMPARATIVE       BROAD
                               FUND        INDEX*     INDEX**
-------------------------------------------------------------
Auto & Transportation            2%            2%          3%
Consumer Discretionary          10            14          16
Consumer Staples                 5             7           7
Financial Services              22            23          23
Health Care                     18            15          14
Integrated Oils                  6             4           3
Other Energy                     1             1           2
Materials & Processing           6             3           4
Producer Durables               11             4           4
Technology                       7            14          14
Utilities                        8             7           7
Other                            2             6           3
-------------------------------------------------------------
Cash Investments                 2%           --          --
-------------------------------------------------------------

-----------------------------------
INVESTMENT FOCUS

[GRID APPEARS HERE]

MARKET CAP                    LARGE
STYLE                         BLEND
-----------------------------------


 *Russell 1000 Index.
**Wilshire 5000 Index.
 +Annualized.
++Dividend Growth Spliced Index (known as the Utilities Composite Index prior to
  December 6, 2002; 100% Russell 1000 Index thereafter).

                                                            VISIT OUR WEBSITE AT
                                                                WWW.VANGUARD.COM
                                         FOR REGULARLY UPDATED FUND INFORMATION.

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

GLOSSARY OF INVESTMENT TERMS

BETA. A measure of the magnitude of a fund's past share-price fluctuations in relation to the ups and downs of a comparative index and an overall market index. Each index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. However, a fund's beta should be reviewed in conjunction with its R-squared (see definition below). The lower the R-squared, the less correlation there is between the fund and the benchmark, and the less reliable beta is as an indicator of volatility.
--------------------------------------------------------------------------------
CASH INVESTMENTS. The percentage of a fund's net assets invested in "cash equivalents"--highly liquid, short-term, interest-bearing securities. This figure does not include cash invested in futures contracts or other equity index products to simulate stock investment.
--------------------------------------------------------------------------------
EARNINGS GROWTH RATE. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.
--------------------------------------------------------------------------------
EXPENSE RATIO. The percentage of a fund's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.
--------------------------------------------------------------------------------
FOREIGN HOLDINGS. The percentage of a fund's equity assets represented by stocks or American Depositary Receipts of companies based outside the United States.
--------------------------------------------------------------------------------
MEDIAN MARKET CAP. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund's stocks, weighted by the proportion of the fund's assets invested in each stock. Stocks representing half of the fund's assets have market capitalizations above the median, and the rest are below it.
--------------------------------------------------------------------------------
PRICE/BOOK RATIO. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.
--------------------------------------------------------------------------------
PRICE/EARNINGS RATIO. The ratio of a stock's current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company's future growth.
--------------------------------------------------------------------------------
R-SQUARED. A measure of how much of a fund's past returns can be explained by the returns from the market in general, as measured by a comparative index or an overall market index. If a fund's total returns were precisely synchronized with an index's returns, its R-squared would be 1.00. If the fund's returns bore no relationship to the index's returns, its R-squared would be 0.
--------------------------------------------------------------------------------
RETURN ON EQUITY. The annual average rate of return generated by a company during the past five years for each dollar of shareholder's equity (net income divided by shareholder's equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.
--------------------------------------------------------------------------------
TURNOVER RATE. An indication of the fund's trading activity. Funds with high turnover rates incur higher transaction costs and are more likely to distribute capital gains (which are taxable to investors).
--------------------------------------------------------------------------------
YIELD. A snapshot of a fund's income from interest and dividends. The yield, expressed as a percentage of the fund's net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year. The index yield is based on the current annualized rate of dividends paid on stocks in the index.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PERFORMANCE SUMMARY                                          As of July 31, 2003

All of the returns in this report represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate widely. An investor's shares, when redeemed, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

DIVIDEND GROWTH FUND
----------------------------------------------------------------------
FISCAL-YEAR TOTAL RETURNS (%) January 31, 1993-July 31, 2003

[MOUNTAIN CHART APPEARS HERE - SCALE -40 TO 40%]

FISCAL YEAR     DIVIDEND GROWTH FUND*  DIVIDEND GROWTH SPLICED INDEX**
       1994                      13.1                             12.9
       1995                      -4.5                               -2
       1996                      29.5                             30.2
       1997                       5.5                              4.5
       1998                      23.2                             26.4
       1999                      19.9                             23.8
       2000                       2.8                              3.3
       2001                       7.1                             23.6
       2002                     -17.2                            -26.1
       2003                     -23.2                            -32.1
       2004+                     16.6                             17.4
----------------------------------------------------------------------
Note: See Financial Highlights table on page 14 for dividend and capital gains information.

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS for periods ended June 30, 2003

This table presents average annual total returns through the latest calendar quarter--rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

                                                                TEN YEARS
                                          ONE     FIVE  ------------------------
                       INCEPTION DATE    YEAR    YEARS  CAPITAL   INCOME   TOTAL
--------------------------------------------------------------------------------
Dividend Growth Fund        5/15/1992  -8.69%   -1.95%    0.67%    4.08%   4.75%
--------------------------------------------------------------------------------



 *Prior to December 6, 2002, the fund was known as the Utilities Income Fund. **Dividend Growth Spliced Index (known as the Utilities Composite Index prior to
  December 6, 2002). Since January 1994, its weightings have been: 80% S&P Utilities Index, 20% Lehman Utility Bond Index through June 30, 1996; 40% S&P Utilities Index, 40% S&P Telephone Index, 20% Lehman Utility Bond Index through April 30, 1999; 63.75% S&P Utilities Index, 21.25% S&P Telephone Index, 15% Lehman Utility Bond Index through March 31, 2000; 75% S&P Utilities Index, 25% S&P Telephone Index through December 31, 2001; 75% S&P Utilities Index, 25% S&P Integrated Telecommunication Services Index through December 6, 2002; and 100% Russell 1000 Index thereafter.
 +Six months ended July 31, 2003.

FINANCIAL STATEMENTS                                   July 31, 2003 (unaudited)

STATEMENT OF NET ASSETS
This Statement provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. Securities are grouped and subtotaled by asset type (common stocks, bonds, etc.) and by industry sector. Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the fund's Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.
     At the end of the Statement of Net Assets, you will find a table displaying the composition of the fund's net assets. Because all income and any realized gains must be distributed to shareholders each year, the bulk of net assets consists of Paid-in Capital (money invested by shareholders). The amounts shown for Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the sums the fund had available to distribute to shareholders as income dividends or capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net income or net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

--------------------------------------------------------------------------------
                                                                         MARKET
                                                                         VALUE*
DIVIDEND GROWTH FUND                                          SHARES      (000)
--------------------------------------------------------------------------------
COMMON STOCKS (97.6%)
--------------------------------------------------------------------------------
AUTO & TRANSPORTATION (1.7%)
  FedEx Corp.                                                113,700  $   7,321
  CSX Corp.                                                  107,200      3,355
                                                                     -----------
                                                                         10,676
                                                                     -----------
CONSUMER DISCRETIONARY (10.1%)
  TJX Cos., Inc.                                             445,900      8,673
  McDonald's Corp.                                           372,800      8,578
  Gannett Co., Inc.                                           78,900      6,062
  Kimberly-Clark Corp.                                       121,700      5,890
  Home Depot, Inc.                                           183,900      5,738
  Mattel, Inc.                                               294,900      5,730
* AOL Time Warner Inc.                                       311,400      4,805
  The Walt Disney Co.                                        179,800      3,941
  Gillette Co.                                               125,400      3,857
  Knight Ridder                                               47,800      3,281
  Omnicom Group Inc.                                          44,000      3,251
  Avon Products, Inc.                                         50,000      3,119
  Newell Rubbermaid, Inc.                                     93,200      2,202
                                                                     -----------
                                                                         65,127
                                                                     -----------
CONSUMER STAPLES (5.4%)
  Altria Group, Inc.                                         282,000     11,283
* Safeway, Inc.                                              396,000      8,455
  General Mills, Inc.                                        133,800      6,137
  Sara Lee Corp.                                             320,900      5,998
  The Procter & Gamble Co.                                    35,200      3,093
                                                                     -----------
                                                                         34,966
                                                                     -----------
FINANCIAL SERVICES (21.9%)
  Merrill Lynch & Co., Inc.                                  305,400     16,605
  Citigroup, Inc.                                            366,000     16,397
  ACE, Ltd.                                                  367,600     12,127
  American Express Co.                                       235,700     10,411
  XL Capital Ltd. Class A                                    114,400      9,095
  Automatic Data Processing, Inc.                            225,500      8,362
  Fannie Mae                                                 127,700      8,178
  Wachovia Corp.                                             156,100      6,820
  The Hartford Financial Services Group, Inc.                120,500      6,289
  Marsh & McLennan Cos., Inc.                                124,400      6,173
  Bank One Corp.                                             152,300      6,025
  H & R Block, Inc.                                          122,300      5,184
  MBIA, Inc.                                                 100,100      5,067
  American International Group, Inc.                          77,500      4,976
  Golden West Financial Corp.                                 56,800      4,692
  ProLogis REIT                                              154,800      4,265
  Rouse Co. REIT                                              98,800      3,951
  Kimco Realty Corp. REIT                                     77,700      3,180
  FleetBoston Financial Corp.                                 97,100      3,019
                                                                     -----------
                                                                        140,816
                                                                     -----------
HEALTH CARE (18.2%)
  Aventis SA ADR                                             294,300     14,671
  Pfizer Inc.                                                428,900     14,308
  Schering-Plough Corp.                                      786,900     13,362
  Wyeth                                                      279,900     12,758
  Guidant Corp.                                              264,200     12,475
  Baxter International, Inc.                                 446,800     12,336
  Abbott Laboratories                                        251,800      9,883
  C.R. Bard, Inc.                                            105,200      7,212
  Eli Lilly & Co.                                            107,300      7,065

--------------------------------------------------------------------------------
                                                                         MARKET
                                                                         VALUE*
                                                              SHARES      (000)
--------------------------------------------------------------------------------
  Becton, Dickinson & Co.                                    191,000  $   6,996
  AstraZeneca Group PLC ADR                                  152,900      6,150
                                                                     -----------
                                                                        117,216
                                                                     -----------
INTEGRATED OILS (6.3%)
  ChevronTexaco Corp.                                        126,000      9,086
  Total SA ADR                                               122,400      9,009
  ExxonMobil Corp.                                           242,100      8,614
  ConocoPhillips                                             138,200      7,233
  Royal Dutch Petroleum Co. ADR                              156,700      6,829
                                                                     -----------
                                                                         40,771
                                                                     -----------
OTHER ENERGY (1.1%)
  EnCana Corp.                                               121,710      4,204
  Schlumberger Ltd.                                           67,000      3,020
                                                                     -----------
                                                                          7,224
                                                                     -----------
MATERIALS & PROCESSING (5.6%)
  Weyerhaeuser Co.                                           170,200      9,581
  Alcoa Inc.                                                 324,700      9,017
  E.I. du Pont de Nemours & Co.                              145,300      6,384
  International Paper Co.                                    155,100      6,067
  Avery Dennison Corp.                                        90,400      4,878
                                                                     -----------
                                                                         35,927
                                                                     -----------
PRODUCER DURABLES (11.3%)
  Pitney Bowes, Inc.                                         317,800     12,108
  Parker Hannifin Corp.                                      183,600      8,464
  United Technologies Corp.                                  108,800      8,185
  Dover Corp.                                                220,200      8,061
  Cooper Industries, Inc. Class A                            178,300      7,904
  Emerson Electric Co.                                       146,300      7,856
  Caterpillar, Inc.                                           94,300      6,362
  The Boeing Co.                                             173,400      5,743
  Nokia Corp. ADR                                            321,400      4,917
  Illinois Tool Works, Inc.                                   44,000      3,065
                                                                     -----------
                                                                         72,665
                                                                     -----------
TECHNOLOGY (6.7%)
  Hewlett-Packard Co.                                        440,600      9,327
  Intel Corp.                                                332,300      8,291
* Apple Computer, Inc.                                       388,600      8,180
  International Business Machines Corp.                       86,800      7,052
  Motorola, Inc.                                             689,900      6,237
* EMC Corp.                                                  338,500      3,602
                                                                     -----------
                                                                         42,689
                                                                     -----------
UTILITIES (7.6%)
  Verizon Communications                                     297,200     10,360
  Exelon Corp.                                               142,200      8,172
  AT&T Corp.                                                 323,500      6,878
  Pinnacle West Capital Corp.                                187,500      6,435
  SBC Communications Inc.                                    219,200      5,121
  FPL Group, Inc.                                             74,200      4,576
  BellSouth Corp.                                            163,900      4,174
  Cinergy Corp.                                               91,000      3,096
                                                                     -----------
                                                                         48,812
                                                                     -----------
OTHER (1.7%)
  General Electric Co.                                       221,100      6,288
  Honeywell International Inc.                               168,000      4,751
                                                                     -----------
                                                                         11,039
                                                                     -----------
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS
  (Cost $575,712)                                                       627,928
--------------------------------------------------------------------------------
                                                                FACE
                                                              AMOUNT
                                                               (000)
--------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENT (2.2%)
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT
Collateralized by U.S. Government
  Obligations in a Pooled Cash Account
  1.106%, 8/1/2003 (Cost $13,918)                           $ 13,918     13,918
--------------------------------------------------------------------------------
TOTAL INVESTMENTS (99.8%)
  (Cost $589,630)                                                       641,846
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (0.2%)
--------------------------------------------------------------------------------
Other Assets---Note C                                                     3,820
Liabilities (2,662)
                                                                     -----------
                                                                          1,158
                                                                     -----------
--------------------------------------------------------------------------------
NET ASSETS (100%)
--------------------------------------------------------------------------------
Applicable to 65,649,509 outstanding $.001 par value
  shares of beneficial interest (unlimited authorization)              $643,004
================================================================================

NET ASSET VALUE PER SHARE                                                 $9.79
================================================================================

^See Note A in Notes to Financial Statements.
*Non-income-producing security.
ADR--American Depositary Receipt.
REIT--Real Estate Investment Trust.

--------------------------------------------------------------------------------
AT JULY 31, 2003, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------
                                                              AMOUNT        PER
                                                               (000)      SHARE
--------------------------------------------------------------------------------
Paid-in Capital                                             $801,522     $12.20
Undistributed Net
  Investment Income                                              523        .01
Accumulated Net Realized Losses                             (211,257)     (3.22)
Unrealized Appreciation                                       52,216        .80
--------------------------------------------------------------------------------
NET ASSETS                                                  $643,004     $ 9.79
================================================================================
See Note E in Notes to Financial Statements for the tax-basis components of net assets.

STATEMENT OF OPERATIONS
This Statement shows the types of income earned by the fund during the reporting period, and details the operating expenses charged to the fund. These expenses directly reduce the amount of investment income available to pay to shareholders as income dividends. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) of investments during the period.

--------------------------------------------------------------------------------
                                                            DIVIDEND GROWTH FUND
                                                  SIX MONTHS ENDED JULY 31, 2003
                                                                           (000)
--------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
  Dividends                                                             $ 6,781
  Interest                                                                   80
  Security Lending                                                            2
--------------------------------------------------------------------------------
    Total Income                                                          6,863
--------------------------------------------------------------------------------
EXPENSES
  Investment Advisory Fees--Note B                                          274
  The Vanguard Group--Note C
    Management and Administrative                                           859
    Marketing and Distribution                                               36
  Custodian Fees                                                              7
  Shareholders' Reports                                                      14
  Trustees' Fees and Expenses                                                 1
--------------------------------------------------------------------------------
    Total Expenses                                                        1,191
    Expenses Paid Indirectly--Note D                                        (58)
--------------------------------------------------------------------------------
    Net Expenses                                                          1,133
--------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                     5,730
--------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS) ON INVESTMENT SECURITIES SOLD                      316
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF
  INVESTMENT SECURITIES                                                  78,847
--------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS         $84,893
================================================================================

STATEMENT OF CHANGES IN NET ASSETS
This Statement shows how the fund's total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. The amounts shown as Distributions to shareholders from the fund's net income and capital gains may not match the amounts shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the income was earned or the gains were realized on the financial statements. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, as well as the amounts redeemed. The corresponding numbers of Shares Issued and Redeemed are shown at the end of the Statement.

--------------------------------------------------------------------------------
                                                       DIVIDEND GROWTH FUND
                                                 -------------------------------
                                                    SIX MONTHS             YEAR
                                                         ENDED            ENDED
                                                 JULY 31, 2003    JAN. 31, 2003
                                                         (000)            (000)
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
  Net Investment Income                                $ 5,730         $ 21,934
  Realized Net Gain (Loss)                                 316         (117,818)
  Change in Unrealized Appreciation (Depreciation)      78,847          (63,615)
--------------------------------------------------------------------------------
    Net Increase (Decrease) in Net Assets Resulting
      from Operations                                   84,893         (159,499)
--------------------------------------------------------------------------------
DISTRIBUTIONS
  Net Investment Income                                 (5,722)         (22,823)
  Realized Capital Gain                                     --               --
--------------------------------------------------------------------------------
    Total Distributions                                 (5,722)         (22,823)
--------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS1
  Issued                                                93,070          177,229
  Issued in Lieu of Cash Distributions                   4,700           18,658
  Redeemed                                             (83,904)        (144,994)
--------------------------------------------------------------------------------
    Net Increase (Decrease) from Capital
      Share Transactions                                13,866           50,893
--------------------------------------------------------------------------------
  Total Increase (Decrease)                             93,037         (131,429)
--------------------------------------------------------------------------------
NET ASSETS
  Beginning of Period                                  549,967          681,396
--------------------------------------------------------------------------------
  End of Period                                       $643,004         $549,967
================================================================================

1Shares Issued (Redeemed)
  Issued                                                10,022           18,208
  Issued in Lieu of Cash Distributions                     476            1,868
  Redeemed                                              (9,701)         (14,652)
--------------------------------------------------------------------------------
    Net Increase (Decrease) in Shares Outstanding          797            5,424
================================================================================

FINANCIAL HIGHLIGHTS
This table summarizes the fund's investment results and distributions to shareholders on a per- share basis. It also presents the Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the fund's net income and total returns from year to year; the relative contributions of net income and capital gains to the fund's total return; how much it costs to operate the fund; and the extent to which the fund tends to distribute capital gains. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year.

DIVIDEND GROWTH FUND
------------------------------------------------------------------------------------------------------------
                                        SIX MONTHS ENDED                   YEAR ENDED JANUARY 31,
                                                 JULY 31,  -------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD       2003      2003      2002      2001      2000      1999
------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                $8.48    $11.47    $14.71    $14.93    $16.27    $14.97
------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                               .09       .37       .37       .42       .49       .55
  Net Realized and Unrealized Gain (Loss)
    on Investments                                   1.31     (2.98)    (2.83)      .62      (.12)     2.35
------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                 1.40     (2.61)    (2.46)     1.04       .37      2.90
------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income               (.09)     (.38)     (.37)     (.53)     (.51)     (.59)
  Distributions from Realized Capital Gains            --        --      (.41)     (.73)    (1.20)    (1.01)
------------------------------------------------------------------------------------------------------------
    Total Distributions                              (.09)     (.38)     (.78)    (1.26)    (1.71)    (1.60)
------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                      $9.79    $ 8.48    $11.47    $14.71    $14.93    $16.27
------------------------------------------------------------------------------------------------------------

TOTAL RETURN                                       16.50%   -23.22%   -17.21%     7.08%     2.79%    19.92%
------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (Millions)               $643      $550      $681      $888      $854      $952
  Ratio of Total Expenses to Average Net Assets    0.43%*     0.34%     0.37%     0.37%     0.40%     0.38%
  Ratio of Net Investment Income to
    Average Net Assets                             2.08%*     3.57%     2.85%     2.76%     3.13%     3.51%
  Portfolio Turnover Rate                            30%*      104%       27%       48%       47%       55%
============================================================================================================

 *Annualized.
**Includes activity related to a change in the fund's investment objective.



See accompanying Notes, which are an integral part of the Financial Statements.

NOTES TO FINANCIAL STATEMENTS
Vanguard Dividend Growth Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.
     1. SECURITY VALUATION: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund's pricing time but after the close of the securities' primary markets, are valued by methods deemed by the board of trustees to represent fair value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.
     2. REPURCHASE AGREEMENTS: The fund, along with other members of The Vanguard Group, transfers uninvested cash balances into a pooled cash account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.
     3. FEDERAL INCOME TAXES: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.
     4. DISTRIBUTIONS: Distributions to shareholders are recorded on the ex-dividend date.
     5. OTHER: Dividend income is recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Wellington Management Company, llp, provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. For the six months ended July 31, 2003, the advisory fee represented an effective annual rate of 0.10% of the fund's average net assets. In accordance with the advisory contract entered into with Wellington Management Company, in May 2003, the investment advisory fee will be subject to quarterly adjustments based on the performance of the fund relative to the Russell 1000 Index beginning February 1, 2004.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At July 31, 2003, the fund had contributed capital of $108,000 to Vanguard (included in Other Assets), representing 0.02% of the fund's net assets and 0.11% of Vanguard's capitalization. The fund's trustees and officers are also directors and officers of Vanguard.

D. The fund has asked its investment adviser to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund's management and administrative expenses. For the six months ended July 31, 2003, these arrangements reduced the fund's expenses by $58,000 (an annual rate of 0.02% of average net assets).

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.
     The fund's tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at January 31, 2003, the fund had available realized losses of $211,257,000 to offset future net capital gains of $70,259,000 through January 31, 2010, $65,485,000 through January 31, 2011, and
$75,513,000 through January 31, 2012. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending January 31, 2004; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balances above.
     At July 31, 2003, net unrealized appreciation of investment securities for tax purposes was $52,216,000, consisting of unrealized gains of $65,264,000 on securities that had risen in value since their purchase and $13,048,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the six months ended July 31, 2003, the fund purchased $94,420,000 of investment securities and sold $82,694,000 of investment securities other than temporary cash investments.


--------------------------------------------------------------------------------
Special 2003 Tax Information
  for Vanguard Dividend Growth Fund

This information for the fiscal year ended January 31, 2003, is included pursuant to provisions of the Internal Revenue Code:
     The fund intends to distribute the maximum amount of qualified dividend income allowable. The amount of qualified dividend income distributed by the fund will be provided to individual shareholders on their Form 1099-DIV.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE PEOPLE WHO GOVERN YOUR FUND

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard(R) funds and provides services to them on an at-cost basis.
     A majority of Vanguard's board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the investments they have made as private individuals. Our independent board members bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds.
     Among board members' responsibilities are selecting investment advisers for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers. The dates in parentheses below show when each trustee was initially elected.

--------------------------------------------------------------------------------
JOHN J. BRENNAN*           Chairman of  the Board, Chief  Executive Officer, and
(1987)                     Director/Trustee  of The Vanguard  Group,  Inc.,  and
                           of each  of  the  investment companies  served by The
                           Vanguard Group.
--------------------------------------------------------------------------------
INDEPENDENT TRUSTEES

CHARLES D. ELLIS           The Partners of '63 (pro bono ventures in education);
(2001)                     Senior Adviser to Greenwich Associates (international
                           business strategy  consulting);  Successor Trustee of
                           Yale University;  Overseer  of  the  Stern  School of
                           Business at  New  York  University;  Trustee  of  the
                           Whitehead Institute for Biomedical Research.
--------------------------------------------------------------------------------
RAJIV L. GUPTA             Chairman and Chief Executive Officer (since October
(2002)                     1999), Vice  Chairman  (January-September 1999),  and
                           Vice President (prior to September1999)  of  Rohm and
                           Haas Co. (chemicals);  Director  of  Technitrol, Inc.
                           (electroniccomponents),    and      Agere     Systems
                           (communications  components);  Board  Member  of  the
                           American   Chemistry   Council;   Trustee  of  Drexel
                           University.
--------------------------------------------------------------------------------
JOANN HEFFERNAN HEISEN     Vice President, Chief Information Officer, and Member
(1998)                     of the  Executive  Committee  of  Johnson  &  Johnson
                           (pharmaceuticals/consumer products); Director  of the
                           Medical Center  at Princeton and Women's Research and
                           Education Institute.
--------------------------------------------------------------------------------
BURTON G. MALKIEL          Chemical   Bank   Chairman's  Professor of Economics,
(1977)                     Princeton University; Director of Vanguard Investment
                           Series plc  (Irish investment fund)  (since  November
                           2001),  Vanguard  Group  (Ireland)  Limited   (Irish
                           investment  management  firm)  (since November 2001),
                           Prudential  Insurance  Co.  of  America,  BKF Capital
                           (investment management firm), The Jeffrey Co.(holding
                           company), and NeuVis, Inc.(software company).
--------------------------------------------------------------------------------
ALFRED M. RANKIN, JR.      Chairman, President,  Chief  Executive  Officer,  and
(1993)                     Director of NACCO Industries, Inc.  (forklift trucks/
                           housewares/lignite); Director of Goodrich Corporation
                           (industrial products/aircraft systems  and services);
                           Director until 1998 of  Standard Products  Company (a
                           supplier for the automotive industry).
--------------------------------------------------------------------------------
J. LAWRENCE WILSON         Retired Chairman and Chief Executive Officer of Rohm
(1985)                     and Haas Co.  (chemicals);  Director  of Cummins Inc.
                           (diesel engines), MeadWestvaco Corp.(paper products),
                           and    AmerisourceBergen     Corp.    (pharmaceutical
                           distribution); Trustee of Vanderbilt University.
--------------------------------------------------------------------------------
EXECUTIVE OFFICERS*

R. GREGORY BARTON          Secretary;  Managing  Director and General Counsel of
                           The   Vanguard  Group, Inc. (since  September  1997);
                           Secretary  of  The  Vanguard Group and of each of the
                           investment  companies  served  by The Vanguard Group;
                           Principal  of  The Vanguard Group (prior to September
                           1997).
--------------------------------------------------------------------------------
THOMAS J. HIGGINS          Treasurer; Principal  of  The  Vanguard  Group, Inc.;
                           Treasurer of each  of the investment companies served
                           by The Vanguard Group.
--------------------------------------------------------------------------------
*Officers of the funds are  "interested  persons" as defined in the  Investment
 Company Act of 1940.

More  information   about  the  trustees  is  in  the  Statement  of  Additional
Information, available from The Vanguard Group.

--------------------------------------------------------------------------------
VANGUARD SENIOR MANAGEMENT TEAM

MORTIMER J. BUCKLEY, Information Technology.
JAMES H. GATELY, Investment Programs and Services.
KATHLEEN C. GUBANICH, Human Resources.
F. WILLIAM MCNABB, III, Client Relationship Group.
MICHAEL S. MILLER, Planning and Development.
RALPH K. PACKARD, Finance.
GEORGE U. SAUTER, Quantitative Equity Group.
--------------------------------------------------------------------------------
JOHN C. BOGLE, Founder; Chairman and Chief Executive Officer, 1974-1996.

                                                    [SHIP]
                                                    [THE VANGUARD GROUP(R) LOGO]
                                                     Post Office Box 2600
                                                     Valley Forge, PA 19482-2600

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This report is intended for the fund's  shareholders.  It may not be distributed
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All rights reserved.
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Q572 092003

VANGUARD(R) ENERGY FUND
SEMIANNUAL REPORT
July 31, 2003

THE VANGUARD GROUP (R) LOGO

ETERNAL PRINCIPLES

Markets change, but the principles of successful investing do not. During the past few years, radical upheaval in the stock market has displayed the power of this simple truth to dramatic effect.

     In the late 1990s, stocks experienced one of the greatest bull markets in financial history. Then, in March 2000, the longest downturn since the Great Depression began.

     In both bull and bear markets, however, the principles of successful investing are identical: balance, diversification, and attention to costs. Balance among stock, bond, and money market funds allows you to pursue long-term growth while moderating your risk. Diversification limits your exposure to the disasters that can befall any one security or sector. Attention to costs means you keep a larger share of any rewards produced by your investments.

     These principles are timeless. In fact, they're the basis of our very first mutual fund--Vanguard(R) Wellington(TM) Fund, a balanced portfolio established in 1929. Over time, balance, diversification, and attention to costs have proven to be the master keys to investment success.


--------------------------------------------------------------------------------
SUMMARY
--------------------------------------------------------------------------------

* During the six months ended July 31, 2003, Vanguard Energy Fund returned 11.2%, outperforming both the average peer fund and the benchmark index.

* Stocks in general posted remarkable gains during the fiscal half-year. Energy stocks lagged the broad market, but still turned in strong results.

* Solid stock selection by the fund's adviser, particularly among integrated oil companies, boosted the fund's results relative to its benchmarks.
--------------------------------------------------------------------------------

----------------------------------------------------
CONTENTS
----------------------------------------------------
   1   Letter from the Chairman
   5   Report from the Adviser
   7   Fund Profile
   8   Glossary of Investment Terms
   9   Performance Summary
  10   Financial Statements
  20   Advantages of Vanguard.com
----------------------------------------------------

--------------------------------------------------------------------------------
LETTER FROM THE CHAIRMAN                                              PICTURE OF
                                                                 JOHN J. BRENNAN
Fellow Shareholder,

Stocks, both domestic and international, surged during the six months ended July 31, 2003. With oil prices falling, energy stocks did not keep pace with the broad market, but they still posted stellar returns. For the first half of its fiscal year, Vanguard Energy Fund earned 11.2%, outperforming both the average natural resources mutual fund and an unmanaged index for the energy sector.

----------------------------------------------------
TOTAL RETURNS                       SIX MONTHS ENDED
                                       JULY 31, 2003
----------------------------------------------------
VANGUARD ENERGY FUND
   Investor Shares                             11.2%
   Admiral Shares                              11.2
Average Natural Resources Fund*                 9.1
S&P Energy Sector Index                         8.0
Wilshire 5000 Index                            18.6
----------------------------------------------------
*Derived from data provided by Lipper Inc.

     The table at left shows six-month total returns (capital change plus reinvested distri-butions) for the fund's two share classes, its comparative standards, and the broad U.S. stock market, as represented by the Wilshire 5000 Total Market Index. Details about changes in share price and per-share distributions appear in the table on page 4.

INVESTORS' APPREHENSION TURNED TO OPTIMISM

At the start of the fiscal half-year, economic uncertainty and the impending conflict with Iraq loomed large in the U.S. financial markets. By the end of the period, the mood had changed from apprehension to optimism. The successful military campaign in Iraq, the return of corporate earnings growth, and surprisingly positive economic reports, including better-than-expected growth in U.S. output during the April-June quarter, drove stock prices higher.

     During the full six months, the broad U.S. stock market climbed nearly 19%. Technology stocks and other growth-oriented issues, which had sustained big losses during the past few years, rebounded strongly. The market's smaller stocks outpaced their larger counterparts as investors demonstrated a renewed appetite for risk.

     U.S. investors also earned good returns in many international markets, though stock performance was only part of the story. A decline in the U.S.
dollar's relative value transformed mediocre euro- and British pound-based results into impressive dollar-denominated returns.

--------------------------------------------------------------------------------
ADMIRAL(TM) SHARES A lower-cost class of shares available to many longtime shareholders and to those with significant investments in the fund.
--------------------------------------------------------------------------------

SHORT- AND LONGER-TERM INTEREST RATES WENT THEIR SEPARATE WAYS

By June 13, continually rising bond prices had trimmed the yield of the benchmark 10-year U.S. Treasury note to a 45-year low of 3.11%. In the weeks that followed, however, rates rebounded, and the yield of the 10-year Treasury note closed the period at 4.41%. For the full six months, rising bond yields and falling bond prices translated into a total return of 0.3% for the Lehman Brothers Aggregate Bond Index, a measure of the taxable investment-grade bond market.

--------------------------------------------------------------------------------
MARKET BAROMETER
                                                                   TOTAL RETURNS
                                                     PERIODS ENDED JULY 31, 2003
                                                    ----------------------------
                                                 SIX          ONE           FIVE
                                              MONTHS         YEAR         YEARS*
--------------------------------------------------------------------------------
STOCKS
   Russell 1000 Index (Large-caps)             17.4%        11.2%          -0.6%
   Russell 2000 Index (Small-caps)             28.8         23.1            3.9
   Wilshire 5000 Index (Entire market)         18.6         12.8           -0.4
   MSCI All Country World Index Free
     ex USA (International)                    18.2          9.0           -2.5
--------------------------------------------------------------------------------
BONDS
    Lehman Aggregate Bond Index                 0.3%         5.4%           6.8%
      (Broad taxable market)
    Lehman Municipal Bond Index                 0.4          3.6            5.5
    Citigroup 3-Month Treasury Bill Index       0.5          1.4            3.8
================================================================================
CPI
    Consumer Price Index                        1.2%         2.1%           2.4%
--------------------------------------------------------------------------------
*Annualized.
--------------------------------------------------------------------------------

     Short-term interest rates, which are more directly influenced by the Federal Reserve Board, began the period low and finished lower. In an effort to add fuel to the economic expansion, the Fed trimmed its target for the federal funds rate by 25 basis points (0.25 percentage point) to 1.00% at its June meeting. The 3-month U.S. Treasury bill, which typically follows Fed moves with a lag, began the fiscal half-year at 1.17% and closed the period at 0.94%.

ENERGY PRICES DROPPED A BIT BUT REMAINED HIGH

During the buildup to the war with Iraq, oil prices skyrocketed, reaching a peak of $38 a barrel in February. But once the war started, prices declined. By the end of the fiscal half-year, crude oil cost about $31 a barrel. Meanwhile, natural gas prices were even more volatile due to limited supplies and a cold winter. Despite the spikes, in aggregate, energy prices fell during the six months, though they remained well above their levels of 12 months earlier.

     Energy price dynamics played out differently in the industry's various subsectors. Overall, declining prices proved beneficial to integrated oil companies--those that are involved in drilling, refining, and retail operations. For these companies, if falling prices for raw materials hurt one business line, the same lower prices will benefit another business line by increasing its profit margins. The integrated oil giants were the fund's biggest subsector, averaging about 42% of assets in the period, and they contributed the most to its semiannual performance both in absolute terms and relative to benchmarks. Illustrating the benefit of good stock selection, the fund's integrated oil holdings gained 13% during the six months, compared with an 8% return for the same subsector in the Standard & Poor's Energy Sector Index.

     Even after the declines, energy prices remained at historically high levels, supporting the earnings of exploration and production companies. The Energy Fund had more than one-third of its assets in such stocks, which collectively gained 9%. Also boosting returns for your fund was the U.S. dollar's decline, which augmented returns from foreign securities. Indeed, half of the top ten contributors to your fund's six-month return were companies based outside the United States.

     More details on the fund's performance and its individual holdings are provided in the Report from the Adviser on page 5.

LESSONS  FROM THE PAST

Long-suffering stock investors finally saw some reward for their patience when equities rebounded during the past half-year--just as investors who stuck with bonds during the booming 1990s eventually were rewarded during the first years of the new millennium. Undoubtedly, the investor who slept soundest throughout both periods was one who maintained a portfolio diversified across and within asset classes, and who periodically rebalanced that portfolio back to the original target allocation. Such investors got to enjoy a share of the gains alternately offered by stocks and by bonds, and with considerably less volatility than either asset class experienced on its own.

     Because no one can accurately predict the direction of the financial markets, we have always believed that a balanced approach is the wisest course. Sector funds such as Vanguard Energy Fund can add value by further diversifying an already well-balanced portfolio or by serving as a modest investment to support your conviction that a particular industry will outpace the broad market.

     Thank you for entrusting your hard-earned money to us.


Sincerely,

/s/JOHN J. BRENNAN
John J. Brennan
Chairman and Chief Executive Officer

August 12, 2003

--------------------------------------------------------------------------------
YOUR FUND'S PERFORMANCE AT A GLANCE               JANUARY 31, 2003-JULY 31, 2003

                                                         DISTRIBUTIONS PER SHARE
                                                    ----------------------------
                             STARTING         ENDING       INCOME        CAPITAL
                          SHARE PRICE    SHARE PRICE    DIVIDENDS          GAINS
--------------------------------------------------------------------------------
ENERGY FUND
   Investor Shares             $22.85         $25.40       $0.000         $0.000
   Admiral Shares               42.89          47.71        0.000          0.000

--------------------------------------------------------------------------------
REPORT FROM THE ADVISER

Vanguard Energy Fund returned 11.2% during the six months ended July 31, 2003. The average natural resources fund returned 9.1% and the Wilshire 5000 Index 18.6% during the same period.

THE  INVESTMENT  ENVIRONMENT

Energy stocks were helped over the last six months by robust commodity prices and a more speculative mood in the equity market. Oil prices stayed close to $30 a barrel most of the time as OPEC continued to manage output to keep inventories low.

     Natural gas prices also remained high, exceeding $10 per thousand cubic feet in late February and staying above $5 per thousand cubic feet (roughly twice the ten-year average) for much of the six months. The lofty prices have been sustained by a supply-demand imbalance; for example, at the end of February, natural gas inventories were less than half what they had been the prior year.

OUR  SUCCESSES

The fund benefited from the return to favor of refining and marketing stocks Sunoco and Ashland. Other top performers--Norsk Hydro, Petrol Brasil, Canadian Natural Resources, and Sinopec (China Petroleum and Chemical)--had nothing in common except being based outside the United States.

OUR SHORTFALLS

Thanks to the robust environment, none of the fund's holdings detracted notably from returns in the half-year. Among stocks that performed less well than others were Transocean and GlobalSantaFe, both in the business of offshore drilling rigs. The use of and pricing for offshore rigs has been disappointing over the past year.

--------------------------------------------------------------------------------
INVESTMENT PHILOSOPHY

This fund reflects a belief that investors who seek to emphasize a given economic sector as part of a long-term, balanced investment program are best served by holding a portfolio of securities well-diversified across that sector.
--------------------------------------------------------------------------------

THE FUND'S POSITIONING

The fund continues to emphasize energy stocks that offer good opportunities for long-term total return. The subsectors represented in its holdings include international oils, foreign integrated oils and producers, North American producers, oil service and equipment, transmission and distribution, and refining and marketing. Over the past six months, the fund has reduced its exposure to oil service and equipment companies and to refining and marketing companies, while increasing exposure to producers and to international oil firms.

Karl E. Bandtel, SENIOR VICE PRESIDENT AND PORTFOLIO MANAGER
WELLINGTON MANAGEMENT COMPANY, LLP

August 14, 2003


--------------------------------------------------------------------------------
PORTFOLIO CHANGES                                 SIX MONTHS ENDED JULY 31, 2003
                                 COMMENTS
--------------------------------------------------------------------------------
ADDITIONS

    Devon  Energy                This  leveraged  domestic  producer  of natural
                                 gas offers  good relative value.
    ----------------------------------------------------------------------------
    Noble Energy                 A well-managed U.S.-based producer with foreign
                                 assets, the company offers above-average growth
                                 potential.
================================================================================
ELIMINATED

   Weatherford International     The stock was sold in April to fund stocks with
                                 better relative value.
--------------------------------------------------------------------------------









                                                      See page 10 for a complete
                                                 listing of the FUND'S HOLDINGS.

--------------------------------------------------------------------------------
FUND PROFILE                                                 AS OF JULY 31, 2003

This Profile provides a snapshot of the fund's characteristics, compared where appropriate with a broad market index. Key terms are defined on page 8.

ENERGY FUND
---------------------------------------------------------------
PORTFOLIO CHARACTERISTICS
                                                       Wilshire
                                               Fund        5000
---------------------------------------------------------------
Number of Stocks                                 53       5,364
Median Market Cap                            $12.4B      $26.8B
Price/Earnings Ratio                          16.2x       21.5x
Price/Book Ratio                               1.8x        2.8x
Yield 1.6%
  Investor Shares                              1.6%
  Admiral Shares                               1.7%
Return on Equity                              14.2%       20.2%
Earnings Growth Rate                          20.0%        8.4%
Foreign Holdings                              46.2%        0.8%
Turnover Rate                                  38%*          --
Expense Ratio                                                --
Investor Shares                              0.42%*
Admiral Shares                               0.33%*
Cash Investments                                 7%          --
---------------------------------------------------------------
---------------------------------------------------------------
TEN LARGEST HOLDINGS (% OF TOTAL NET ASSETS)

ExxonMobil Corp.                                           5.0%
BP PLC ADR                                                 5.0
Total SA ADR                                               4.7
Norsk Hydro AS ADR                                         3.3
ChevronTexaco Corp.                                        3.3
ConocoPhillips                                             3.3
ENI SpA ADR                                                3.0
Equitable Resources, Inc.                                  2.9
Royal Dutch Petroleum Co. ADR                              2.6
Shell Transport & Trading Co. ADR                          2.5
---------------------------------------------------------------
Top Ten                                                   35.6%
---------------------------------------------------------------
The "Ten Largest Holdings" excludes any temporary cash investments and equity index products.

------------------------------
INVESTMENT FOCUS

MARKET CAP         Value

STYLE              Medium
------------------------------

---------------------------------------------------------------
VOLATILITY MEASURES

                                                       Wilshire
                                               Fund        5000
---------------------------------------------------------------
R-Squared                                      0.29        1.00
Beta                                           0.57        1.00
---------------------------------------------------------------

---------------------------------------------------------------
SECTOR DIVERSIFICATION (% OF PORTFOLIO)

Energy Miscellaneous                                         4%
International                                               42
Machinery--Oil Well Equipment & Services                     7
Materials & Processing                                       2
Offshore Drilling                                            4
Oil--Crude Producers                                        14
Oil--Integrated Domestic                                     6
Oil--Integrated International                               11
Utilities--Gas Pipelines                                     3
---------------------------------------------------------------
Cash Investments                                             7%
---------------------------------------------------------------
*Annualized.





                                                            VISIT OUR WEBSITE AT
                                                                WWW.VANGUARD.COM
                                         FOR REGULARLY UPDATED FUND INFORMATION.

--------------------------------------------------------------------------------
GLOSSARY OF INVESTMENT TERMS

BETA. A measure of the magnitude of a fund's past share-price fluctuations in relation to the ups and downs of the overall market (or appropriate market index). The market (or index) is assigned a beta of 1.00, so a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the overall market rose or fell by 10%. However, a fund's beta should be reviewed in conjunction with its R-squared (see definition below). The lower the R-squared, the less correlation there is between the fund and the benchmark, and the less reliable beta is as an indicator of volatility.
--------------------------------------------------------------------------------
CASH INVESTMENTS. The percentage of a fund's net assets invested in "cash equivalents"--highly liquid, short-term, interest-bearing securities. This figure does not include cash invested in futures contracts or other equity index products to simulate stock investment.
--------------------------------------------------------------------------------
EARNINGS GROWTH RATE. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.
--------------------------------------------------------------------------------
EXPENSE RATIO. The percentage of a fund's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.
--------------------------------------------------------------------------------
FOREIGN HOLDINGS. The percentage of a fund's equity assets represented by stocks or American Depositary Receipts of companies based outside the United States.
--------------------------------------------------------------------------------
MEDIAN MARKET CAP. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund's stocks, weighted by the proportion of the fund's assets invested in each stock. Stocks representing half of the fund's assets have market capitalizations above the median, and the rest are below it.
--------------------------------------------------------------------------------
PRICE/BOOK RATIO. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.
--------------------------------------------------------------------------------
PRICE/EARNINGS RATIO. The ratio of a stock's current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company's future growth.
--------------------------------------------------------------------------------
R-SQUARED. A measure of how much of a fund's past returns can be explained by the returns from the overall market (or its benchmark index). If a fund's total returns were precisely synchronized with the overall market's return, its R-squared would be 1.00. If the fund's returns bore no relationship to the market's returns, its R-squared would be 0.
--------------------------------------------------------------------------------
RETURN ON EQUITY. The annual average rate of return generated by a company during the past five years for each dollar of shareholder's equity (net income divided by shareholder's equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.
--------------------------------------------------------------------------------
TURNOVER RATE. An indication of the fund's trading activity. Funds with high turnover rates incur higher transaction costs and are more likely to distribute capital gains (which are taxable to investors).
--------------------------------------------------------------------------------
YIELD. A snapshot of a fund's income from interest and dividends. The yield, expressed as a percentage of the fund's net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year. The index yield is based on the current annualized rate of dividends paid on stocks in the index.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PERFORMANCE SUMMARY                                          AS OF JULY 31, 2003

All of the returns in this report represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate widely. An investor's shares, when redeemed, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

ENERGY FUND
--------------------------------------------------------------------------------
FISCAL-YEAR TOTAL RETURNS (%) JANUARY 31, 1993-JULY 31, 2003

        FISCAL YEAR       ENERGY FUND INVESTOR    S&P ENERGY SECTOR INDEX
           1994                 27.3                     18.4
           1995                 -9.1                      1.1
           1996                 28.7                     28.1
           1997                 40.3                     32.3
           1998                  3.8                     12.8
           1999                -21.2                     -1.3
           2000                 25.8                       26
           2001                 35.1                     17.8
           2002                 -0.6                     -9.3
           2003                    0                    -11.7
           2004*                11.2                        8
-------------------------------------------------------------------------
*Six months ended July 31, 2003.
Note: See Financial Highlights tables on pages 15 and 16 for dividend and capital gains information.

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED JUNE 30, 2003

This table presents average annual total returns through the latest calendar quarter--rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

                                    ONE     FIVE              TEN YEARS
                                                   -----------------------------
                  INCEPTION DATE   YEAR    YEARS   CAPITAL      INCOME     TOTAL
--------------------------------------------------------------------------------
Energy Fund*
  Investor Shares      5/23/1984  4.84%    7.69%     8.48%       1.67%    10.15%
  Admiral Shares      11/12/2001  4.92     9.11**      --          --        --
--------------------------------------------------------------------------------
*Total return figures do not reflect the 1% fee assessed on redemptions of shares held for less than one year.
**Return since inception.

--------------------------------------------------------------------------------
FINANCIAL STATEMENTS                                   JULY 31, 2003 (UNAUDITED)

STATEMENT OF NET ASSETS

This Statement provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. Securities are grouped and subtotaled by asset type (common stocks, bonds, etc.) and by sector within the fund's designated industry; international securities, if significant, may be presented in a separate group. Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the fund's Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.

     At the end of the Statement of Net Assets, you will find a table displaying the composition of the fund's net assets. Because all income and any realized gains must be distributed to shareholders each year, the bulk of net assets consists of Paid-in Capital (money invested by shareholders). The amounts shown for Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the sums the fund had available to distribute to shareholders as income dividends or capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net income or net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

--------------------------------------------------------------------------------
                                                           MARKET
                                                           VALUE*
ENERGY FUND                                    SHARES       (000)
-----------------------------------------------------------------
COMMON STOCKS (92.8%)
-----------------------------------------------------------------
UNITED STATES (49.9%)
-----------------------------------------------------------------
ENERGY MISCELLANEOUS (3.5%)
  Valero Energy Corp.                         987,400    $ 35,941
  Sunoco, Inc.                                692,600      25,626
                                                         --------
                                                           61,567
                                                         --------
MACHINERY--OIL WELL EQUIPMENT & Services (7.3%)
  Schlumberger Ltd.                           852,100      38,404
  Halliburton Co.                           1,250,300      27,719
  Nabors Industries, Inc.                     736,100      26,352
* Rowan Cos., Inc.                          1,185,600      26,024
  Baker Hughes, Inc.                          312,700       9,822
                                                         --------
                                                          128,321
                                                         --------
MATERIALS & PROCESSING (2.0%)
  Ashland, Inc.                             1,065,100      34,925

OFFSHORE DRILLING (3.5%)
  GlobalSantaFe Corp.                       1,475,500      32,830
  Transocean Inc.                           1,411,700      27,627
                                                         --------
                                                           60,457
                                                         --------
OIL--CRUDE PRODUCERS (13.6%)
  Burlington Resources, Inc.                  832,600      38,441
  EOG Resources, Inc.                         954,900      37,031
  Devon Energy Corp.                          521,900      24,723
  Kerr-McGee Corp.                            558,900      24,592
  Cabot Oil & Gas Corp.                       928,400      23,256
  Apache Corp.                                344,125      21,322
  Noble Energy, Inc.                          500,000      18,250
* Newfield Exploration Co.                    501,200      18,108
* Westport Resources Corp.                    826,500      17,150
* Premcor, Inc.                               692,300      15,099
                                                         --------
                                                          237,972
                                                         --------
OIL--INTEGRATED DOMESTIC (6.0%)
  ConocoPhillips                            1,095,680      57,348
  Occidental Petroleum Corp.                1,011,100      33,053
  Amerada Hess Corp.                          293,000      13,762
                                                         --------
                                                          104,163
                                                         --------
OIL--INTEGRATED INTERNATIONAL (11.1%)
  ExxonMobil Corp.                          2,451,200      87,214
  ChevronTexaco Corp.                         805,200      58,063
  Unocal Corp.                              1,145,900      33,563
  Marathon Oil Corp.                          623,900      16,059
                                                         --------
                                                          194,899
                                                         --------
UTILITIES--GAS PIPELINES (2.9%)
  Equitable Resources, Inc.                 1,308,100      50,532
                                                         ========
-----------------------------------------------------------------
TOTAL UNITED STATES                                       872,836
-----------------------------------------------------------------
INTERNATIONAL (42.9%)
-----------------------------------------------------------------
BRAZIL (1.9%)
  Petrol Brasil ADR                         1,597,600      32,415

CANADA (11.5%)
  EnCana Corp.                              1,275,511      44,056
  Canadian Natural
    Resources Ltd.                          1,113,700      42,187
  Suncor Energy, Inc.                       1,395,100      25,433

-----------------------------------------------------------------
                                                           MARKET
                                                           VALUE*
ENERGY FUND                                    SHARES       (000)
-----------------------------------------------------------------
  Shell Canada Ltd. CLass A                   678,300      25,186
  Talisman Energy, Inc.                       458,662      19,672
  Petro Canada                                509,100      19,534
* Western Oil Sands Inc.                      532,500      10,020
* Paramount Resources Ltd.                  1,125,369       7,568
  Canadian Oil Sands Trust                    195,166       5,139
  Husky Energy Inc.                           200,000       2,647
                                                         --------
                                                          201,442
                                                         --------

CHINA (1.4%)
  China Petroleum and Chemical Corp. ADR      860,700      23,712
                                                         --------
FRANCE (5.3%)
  Total SA ADR                              1,109,900      81,689
  Technip-Coflexip SA ADR                     456,000       9,827
                                                         --------
                                                           91,516
                                                         --------
HONG KONG (1.1%)
  CNOOC Ltd. ADR                              566,700      19,971
                                                         --------
ITALY (3.0%)
  ENI SpA ADR                                 706,500      51,900
                                                         --------

NETHERLANDS (2.6%)
  Royal Dutch Petroleum Co. ADR             1,030,600      44,914
                                                         --------
NORWAY (3.3%)
  Norsk Hydro AS ADR                        1,132,100      58,326
                                                         --------
RUSSIA (1.0%)
  OAO Lukoil Holding Sponsored ADR            247,200      17,630
                                                         --------
SOUTH AFRICA (1.1%)
  Sasol Ltd. Sponsored ADR                  1,750,000      19,425
                                                         --------
SPAIN (1.7%)
  Repsol YPF, SA ADR                        1,917,100      30,405
                                                         --------
UNITED KINGDOM (9.0%)
  BP PLC ADR                                2,083,400      86,565
  Shell Transport &
    Trading Co. ADR                         1,172,800      44,437
  BG Group PLC                              6,050,400      26,357
                                                         --------
                                                          157,359
                                                         --------
-----------------------------------------------------------------
TOTAL INTERNATIONAL                                       749,015
-----------------------------------------------------------------
TOTAL COMMON STOCKS
  (Cost $1,404,042)                                     1,621,851
-----------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (12.5%)
-----------------------------------------------------------------
REPURCHASE AGREEMENTS
Collateralized by U.S. Government
  Obligations in a Pooled
  Cash Account
  1.10%, 8/1/2003--Note G                    $106,545     106,545
  1.11%, 8/1/2003                             111,605     111,605
-----------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
  (Cost $218,150)                                         218,150
-----------------------------------------------------------------
TOTAL INVESTMENTS (105.3%)
  (Cost $1,622,192)                                     1,840,001
-----------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-5.3%)
-----------------------------------------------------------------
Other Assets--Note C                                       22,361
Security Lending Collateral
  Payable to Brokers--Note G                             (106,545)
Other Liabilities                                          (7,962)
                                                         --------
                                                          (92,146)
-----------------------------------------------------------------
NET ASSETS (100%)                                      $1,747,855
=================================================================
*See Note A in Notes to Financial Statements.
*Non-income-producing security.
ADR--American Depositary Receipt.

-----------------------------------------------------------------
ENERGY FUND                                        AMOUNT
                                                    (000)
---------------------------------------------------------
AT JULY 31, 2003, NET ASSETS CONSISTED OF:
---------------------------------------------------------
Paid-in Capital                                $1,462,724
Undistributed Net Investment Income                17,505
Accumulated Net Realized Gains                     49,811
Unrealized Appreciation
  Investment Securities                           217,809
  Foreign Currencies                                    6
---------------------------------------------------------
NET ASSETS                                     $1,747,855
=========================================================

Investor Shares--Net Assets
Applicable to 63,780,036 outstanding $.001
  par value shares of beneficial interest
  (unlimited authorization)                    $1,620,321
---------------------------------------------------------
NET ASSET VALUE PER SHARE-- INVESTOR SHARES        $25.40
=========================================================

Admiral Shares--Net Assets
Applicable to 2,672,981 outstanding $.001
  par value shares of beneficial interest
  (unlimited authorization)                      $127,534
---------------------------------------------------------
NET ASSET VALUE PER SHARE-- ADMIRAL SHARES         $47.71
=========================================================
See Note E in Notes to Financial Statements for the tax-basis components of net assets.

STATEMENT OF OPERATIONS

This Statement shows the types of income earned by the fund during the reporting period, and details the operating expenses charged to each class of its shares. These expenses directly reduce the amount of investment income available to pay to shareholders as income dividends. This Statement also shows any Net Gain
(Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) of investments during the period.
--------------------------------------------------------------------------------
                                                                     Energy Fund
                                                  Six Months Ended July 31, 2003
                                                                           (000)
--------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
   Dividends*                                                          $ 21,388
   Interest                                                                 655
   Security Lending                                                         168
--------------------------------------------------------------------------------
   Total Income                                                          22,211
--------------------------------------------------------------------------------
EXPENSES
  Investment Advisory Fees--Note B                                          473
  The Vanguard Group--Note C
   Management and Administrative
     Investor Shares                                                      2,434
     Admiral Shares                                                         148
   Marketing and Distribution
     Investor Shares                                                         82
     Admiral Shares                                                           5
  Custodian Fees                                                             16
  Shareholders' Report
     Investor Shares                                                         27
     Admiral Shares                                                          --
  Trustees' Fees and Expenses                                                 1
--------------------------------------------------------------------------------
     Total Expenses                                                       3,186
     Expenses Paid Indirectly--Note D                                      (181)
--------------------------------------------------------------------------------
     Net Expenses                                                         3,005
--------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                    19,206
--------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)
  Investment Securities Sold                                             55,537
  Foreign Currencies                                                        (38)
--------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)                                                 55,499
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
  Investment Securities                                                  79,302
  Foreign Currencies                                                          7
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)                         79,309
--------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS        $154,014
================================================================================
*Dividends are net of foreign withholding taxes of $1,611,000.

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how the fund's total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. The amounts shown as Distributions to shareholders from the fund's net income and capital gains may not match the amounts shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the income was earned or the gains were realized on the financial statements. The Capital Share Transactions section shows the net amount shareholders invested in or redeemed from the fund. Distributions and Capital Share Transactions are shown separately for each class of shares.

--------------------------------------------------------------------------------
                                                              ENERGY FUND
                                                       -------------------------
                                                       SIX MONTHS           YEAR
                                                            ENDED          ENDED
                                                    JULY 31, 2003  JAN. 31, 2003
                                                            (000)          (000)
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
  Net Investment Income                                  $ 19,206      $ 22,328
  Realized Net Gain (Loss)                                 55,499        74,377
  Change in Unrealized Appreciation (Depreciation)         79,309      (113,925)
--------------------------------------------------------------------------------
  Net Increase (Decrease) in Net Assets
     Resulting from Operations                            154,014       (17,220)
--------------------------------------------------------------------------------
DISTRIBUTIONS
  Net Investment Income
    Investor Shares                                            --       (19,022)
    Admiral Shares                                             --        (1,501)
  Realized Capital Gain*
    Investor Shares                                            --       (83,735)
    Admiral Shares                                             --        (5,973)
--------------------------------------------------------------------------------
Total Distributions                                            --      (110,231)
--------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS--Note H
    Investor Shares                                       180,352       151,108
    Admiral Shares                                         12,154        61,825
--------------------------------------------------------------------------------
    Net Increase (Decrease)
      from Capital Share Transactions                     192,506       212,933
--------------------------------------------------------------------------------
  Total Increase (Decrease)                               346,520        85,482
--------------------------------------------------------------------------------
NET ASSETS
  Beginning of Period                                   1,401,335     1,315,853
--------------------------------------------------------------------------------
  End of Period                                        $1,747,855    $1,401,335
================================================================================
*Includes fiscal 2004 and 2003 short-term gain distributions totaling $0 and $23,192,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

FINANCIAL HIGHLIGHTS

This table summarizes the fund's investment results and distributions to shareholders on a per-share basis for each class of shares. It also presents the Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the fund's net income and total returns from year to year; the relative contributions of net income and capital gains to the fund's total return; how much it costs to operate the fund; and the extent to which the fund tends to distribute capital gains. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year.


ENERGY FUND INVESTOR SHARES
----------------------------------------------------------------------------------------------------------

                                                    SIX MONTHS
                                                         ENDED                YEAR ENDED JANUARY 31,
                                                                  ----------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD   July 31, 2003     2003     2002    2001     2000     1999
----------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                   $22.85   $24.76   $26.93  $21.24   $17.16   $22.68
----------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                                   .28     .392     .428     .39     .355      .33
  Net Realized and Unrealized Gain (Loss)
   on Investments*                                       2.27    (.349)   (.660)   7.04    4.080    (5.08)
----------------------------------------------------------------------------------------------------------
  Total from Investment Operations                       2.55     .043    (.232)   7.43    4.435    (4.75)
----------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income                      --   (.360)   (.400)   (.36)   (.355)    (.35)
  Distributions from Realized Capital Gains                 --  (1.593)  (1.538)  (1.38)       --    (.42)
----------------------------------------------------------------------------------------------------------
Total Distributions                                         --  (1.953)  (1.938)  (1.74)   (.355)    (.77)
----------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                         $25.40   $22.85   $24.76  $26.93   $21.24   $17.16
==========================================================================================================
TOTAL RETURN**                                          11.16%   -0.02%   -0.55%  35.08%   25.83%  -21.20%
==========================================================================================================
RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (Millions)                   $1,620   $1,298   $1,258  $1,281     $973     $760
Ratio of Total Expenses to Average Net Assets           0.42%T    0.40%    0.39%   0.41%    0.48%    0.41%
Ratio of Net Investment Income to
  Average Net Assets                                    2.46%T    1.56%    1.57%   1.52%    1.63%    1.46%
Portfolio Turnover Rate                                   38%T      23%      28%     24%      18%      22%
==========================================================================================================
*Includes  increases from redemption fees of $.00,  $.01,  $.01, $.02, $.02, and
$.01.
**Total returns do not reflect the 1% fee assessed on redemptions of shares held for less than one year.
T Annualized.

FINANCIAL HIGHLIGHTS (CONTINUED)
ENERGY FUND ADMIRAL SHARES
----------------------------------------------------------------------------------------------------------

                                                             SIX MONTHS             YEAR          NOV. 12,
                                                                  ENDED            ENDED          2001* TO
                                                               JULY 31,         JAN. 31,          JAN. 31,
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD                     2003             2003              2002
----------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                             $42.89          $46.48            $50.00
----------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
   Net Investment Income                                            .55            .758              .118
   Net Realized and Unrealized Gain (Loss) on Investments**        4.27           (.658)             .010
----------------------------------------------------------------------------------------------------------
     Total from Investment Operations                              4.82            .100              .128
----------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
   Dividends from Net Investment Income                              --           (.698)            (.760)
   Distributions from Realized Capital Gains                         --          (2.992)           (2.888)
----------------------------------------------------------------------------------------------------------
    Total Distributions                                              --          (3.690)           (3.648)
----------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                   $47.71          $42.89            $46.48
==========================================================================================================
TOTAL RETURN T                                                   11.24%            0.02%             0.57%
==========================================================================================================
RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (Millions)                             $128             $103               $58
  Ratio of Total Expenses to Average Net Assets                 0.33%TT            0.34%           0.34%TT
  Ratio of Net Investment Income to Average Net Assets          2.57%TT            1.59%           0.53%TT
  Portfolio Turnover Rate                                         38%TT              23%               28%
==========================================================================================================
*Inception.
**Includes increases from redemption fees of $.01, $.02, and $.03.
T Total  returns do not reflect the 1% fee assessed on redemptions of shares held for less than one year.
TT Annualized.








See accompanying Notes, which are an integral part of the Financial Statements.

NOTES TO FINANCIAL STATEMENTS

Vanguard Energy Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund may invest in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of United States corporations. The fund offers two classes of shares, Investor Shares and Admiral Shares.
Investor Shares are available to any investor who meets the fund's minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, servicing, tenure, and account- size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

     1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund's pricing time but after the close of the securities' primary markets, are valued by methods deemed by the board of trustees to represent fair value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

     2.  Foreign   Currency:   Securities  and  other  assets  and   liabilities
denominated in foreign currencies are translated into U.S. dollars at the exchange rates on the valuation date as employed by Morgan Stanley Capital International in the calculation of its indexes.

     Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the asset or liability is settled in cash, when they are recorded as realized foreign currency gains (losses).

     3. Repurchase Agreements: The fund, along with other members of The Vanguard Group, transfers uninvested cash balances to a pooled cash account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

     4. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

     5. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

     6. Other: Dividend income is recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Fees assessed on redemptions of capital shares are credited to paid-in capital.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. Wellington Management Company, llp, provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. For the six months ended July 31, 2003, the advisory fee represented an effective annual rate of 0.06% of the fund's average net assets.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At July 31, 2003, the fund had contributed capital of $306,000 to Vanguard (included in Other Assets), representing 0.02% of the fund's net assets and 0.31% of Vanguard's capitalization. The fund's trustees and officers are also directors and officers of Vanguard.

D. The fund has asked its investment adviser to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund's management and administrative expenses. The fund's custodian bank has also agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the six months ended July 31, 2003, directed brokerage and custodian fee offset arrangements reduced expenses by $180,000 and $1,000, respectively. The total expense reduction represented an effective annual rate of 0.02% of the fund's average net assets.

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

     During the six months ended July 31, 2003, the fund realized net foreign currency losses of $38,000, which decreased distributable net income for tax purposes; accordingly, such losses have been reclassified from accumulated net realized gains to undistributed net investment income.

     The fund's tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at January 31, 2003, the fund had available realized losses of $5,726,000 to offset future net capital gains through January 31, 2012. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending January 31, 2004; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balance above.

     At July 31, 2003, net unrealized appreciation of investment securities for tax purposes was $217,809,000, consisting of unrealized gains of $268,871,000 on securities that had risen in value since their purchase and $51,062,000 in unrealized losses on securities that had fallen in value since their purchase.

The fund had net unrealized foreign currency gains of $6,000 resulting from the translation of other assets and liabilities at July 31, 2003.

F. During the six months ended July 31, 2003, the fund purchased $436,800,000 of investment securities and sold $280,949,000 of investment securities other than temporary cash investments.

G. The market value of securities on loan to broker/dealers at July 31, 2003, was $103,264,000, for which the fund held cash collateral of $106,545,000. The fund invests cash collateral received in repurchase agreements, and records a liability for the return of the collateral, during the period the securities are on loan.

H. Capital share transactions for each class of shares were:

--------------------------------------------------------------------------------------------

                                              Six Months Ended             Year Ended
                                               July 31, 2003           January 31, 2003
                                             --------------------     ----------------------
                                             Amount        Shares     Amount          Shares
                                              (000)         (000)      (000)           (000)
--------------------------------------------------------------------------------------------
Investor Shares
Issued                                   $ 304,866        12,069  $ 307,206          11,969
Issued in Lieu of Cash Distributions             --            --    97,538           4,124
Redeemed*                                 (124,514)       (5,094)  (253,636)        (10,106)
                                       -----------------------------------------------------
Net Increase (Decrease)--Investor Shares   180,352         6,975    151,108           5,987
                                       -----------------------------------------------------
Admiral Shares
Issued                                      24,309           516     76,563           1,529
Issued in Lieu of Cash Distributions             --            --     6,556             149
Redeemed*                                  (12,155)         (254)    21,294)           (504)
                                       -----------------------------------------------------
Net Increase (Decrease)--Admiral Shares     12,154           262     61,825           1,174
--------------------------------------------------------------------------------------------
*Net of redemption fees of $230,000 and $630,000, respectively (fund totals).












--------------------------------------------------------------------------------
SPECIAL 2003 TAX INFORMATION
FOR VANGUARD ENERGY FUND

This information for the fiscal year ended January 31, 2003, is included pursuant to provisions of the Internal Revenue Code:

     The fund intends to distribute the maximum amount of qualified dividend income allowable. The amount of qualified dividend income distributed by the fund will be provided to individual shareholders on their Form 1099-DIV.

--------------------------------------------------------------------------------
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                                       20

--------------------------------------------------------------------------------
THE PEOPLE WHO GOVERN YOUR FUND

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard(R) funds and provides services to them on an at-cost basis.

     A majority of Vanguard's board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the investments they have made as private individuals. Our independent board members bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds.

     Among board members' responsibilities are selecting investment advisers for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers. The dates in parentheses below show when each trustee was initially elected.

--------------------------------------------------------------------------------
JOHN J. BRENNAN*             Chairman of the Board, Chief Executive Officer, and
(1987)                       Director/Trustee of The Vanguard Group,  Inc.,  and
                             of each  of  the investment companies served by The
                             Vanguard Group.
--------------------------------------------------------------------------------
INDEPENDENT TRUSTEES

CHARLES D. ELLIS           The Partners of '63 (pro bono ventures in education);
(2001)                     Senior Adviser to Greenwich Associates (international
                           business strategy  consulting);  Successor Trustee of
                           Yale University;  Overseer  of  the  Stern  School of
                           Business at  New  York  University;  Trustee  of  the
                           Whitehead Institute for Biomedical Research.
--------------------------------------------------------------------------------
RAJIV L. GUPTA             Chairman and Chief Executive Officer (since October
(2002)                     1999), Vice  Chairman  (January-September 1999),  and
                           Vice President (prior to September1999)  of  Rohm and
                           Haas Co. (chemicals);  Director  of  Technitrol, Inc.
                           (electroniccomponents),    and      Agere     Systems
                           (communications  components);  Board  Member  of  the
                           American   Chemistry   Council;   Trustee  of  Drexel
                           University.
--------------------------------------------------------------------------------
JOANN HEFFERNAN HEISEN     Vice President, Chief Information Officer, and Member
(1998)                     of the  Executive  Committee  of  Johnson  &  Johnson
                           (pharmaceuticals/consumer products); Director  of the
                           Medical Center  at Princeton and Women's Research and
                           Education Institute.
--------------------------------------------------------------------------------
BURTON G. MALKIEL          Chemical   Bank   Chairman's  Professor of Economics,
(1977)                     Princeton University; Director of Vanguard Investment
                           Series plc  (Irish investment fund)  (since  November
                           2001),  Vanguard  Group  (Ireland)  Limited   (Irish
                           investment  management  firm)  (since November 2001),
                           Prudential  Insurance  Co.  of  America,  BKF Capital
                           (investment management firm), The Jeffrey Co.(holding
                           company), and NeuVis, Inc.(software company).
--------------------------------------------------------------------------------
ALFRED M. RANKIN, JR.      Chairman, President,  Chief  Executive  Officer,  and
(1993)                     Director of NACCO Industries, Inc.  (forklift trucks/
                           housewares/lignite); Director of Goodrich Corporation
                           (industrial products/aircraft systems  and services);
                           Director until 1998 of  Standard Products  Company (a
                           supplier for the automotive industry).
--------------------------------------------------------------------------------
J. LAWRENCE WILSON         Retired Chairman and Chief Executive Officer of Rohm
(1985)                     and Haas Co.  (chemicals);  Director  of Cummins Inc.
                           (diesel engines), MeadWestvaco Corp.(paper products),
                           and    AmerisourceBergen     Corp.    (pharmaceutical
                           distribution); Trustee of Vanderbilt University.
--------------------------------------------------------------------------------
EXECUTIVE OFFICERS*

R. GREGORY BARTON          Secretary;  Managing  Director and General Counsel of
                           The   Vanguard  Group, Inc. (since  September  1997);
                           Secretary  of  The  Vanguard Group and of each of the
                           investment  companies  served  by The Vanguard Group;
                           Principal  of  The Vanguard Group (prior to September
                           1997).
--------------------------------------------------------------------------------
THOMAS J. HIGGINS          Treasurer; Principal  of  The  Vanguard  Group, Inc.;
                           Treasurer of each  of the investment companies served
                           by The Vanguard Group.
--------------------------------------------------------------------------------
* Officers of the funds are "interested persons" as defined in the Investment Company Act of 1940.

More  information   about  the  trustees  is  in  the  Statement  of  Additional
Information, available from The Vanguard Group.

--------------------------------------------------------------------------------
VANGUARD SENIOR MANAGEMENT TEAM

MORTIMER J. BUCKLEY, Information Technology.
F. WILLIAM MCNABB, III, Client Relationship Group.
JAMES H. GATELY, Investment Programs and Services.
MICHAEL S. MILLER, Planning and Development.
KATHLEEN C. GUBANICH, Human Resources.
RALPH K. PACKARD, Finance.
GEORGE U. SAUTER, Quantitative Equity Group.
--------------------------------------------------------------------------------
JOHN C. BOGLE, Founder; Chairman and Chief Executive Officer, 1974-1996.

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(C) 2003 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing
Corporation, Distributor.

Q512 092003

                        VANGUARD(R) PRECIOUS METALS FUND
SEMIANNUAL REPORT
[GRAPHIA]
                                 JULY 31, 2003
                                                                          [LOGO]
                                                          THE VANGUARD GROUP (R)

ETERNAL PRINCIPLES

     Markets change, but the principles of successful investing do not. During the past few years, radical upheaval in the stock market has displayed the power of this simple truth to dramatic effect.

     In the late 1990s, stocks experienced one of the greatest bull markets in financial history. Then, in March 2000, the longest downturn since the Great Depression began.

     In both bull and bear markets, however, the principles of successful investing are identical: balance, diversification, and attention to costs. Balance among stock, bond, and money market funds allows you to pursue long-term growth while moderating your risk. Diversification limits your exposure to the disasters that can befall any one security or sector. Attention to costs means you keep a larger share of any rewards produced by your investments.

     These principles are timeless. In fact, they're the basis of our very first mutual fund--Vanguard(R) Wellington(TM) Fund, a balanced portfolio established in 1929. Over time, balance, diversification, and attention to costs have proven to be the master keys to investment success.
--------------------------------------------------------------------------------
SUMMARY

* Vanguard Precious Metals Fund returned 5.3% during the six months ended July 31, 2003.

* The fund's performance was slightly better than that of its average mutual fund peer (+5.0%), but lagged the results for its benchmark index (+6.6%) and the broad U.S. stock market (+18.6%).

* The fund's gold-related stocks generally fared well, while stock holdings related to other metals detracted from the return.
--------------------------------------------------------------------------------
CONTENTS

   1 Letter from the Chairman

   5 Report from the Adviser

   7 Fund Profile

   8 Glossary of Investment Terms

   9 Performance Summary

  10 Financial Statements

--------------------------------------------------------------------------------
LETTER FROM THE CHAIRMAN
                                                    [Picture of John J. Brennan]
Fellow Shareholder,

Vanguard Precious Metals Fund returned 5.3% for the first half of fiscal 2004, a period in which the prices of some precious metals dipped slightly while others increased modestly. The fund's performance benefited from the decline of the U.S. dollar, as much of the portfolio is invested abroad. For the six months, the Precious Metals Fund outperformed its average peer but lagged its benchmark index, largely because of the fund's broad diversification across the precious-metals sector.

--------------------------------------------------------------------------------
TOTAL RETURNS                                                   SIX MONTHS ENDED
                                                                   JULY 31, 2003
--------------------------------------------------------------------------------
VANGUARD PRECIOUS METALS FUND                                               5.3%
Average Gold-Oriented Fund*                                                 5.0
Citigroup World Equity Gold Index                                           6.6
Wilshire 5000 Index                                                        18.6
--------------------------------------------------------------------------------
*Derived from data provided by Lipper Inc.

     The adjacent table presents the half-year total returns (capital change plus reinvested distributions) for the fund and its comparative standards. Details concerning the fund's net asset value can be found in the table on page 4.

     As you know, the fund has been closed to new investments since mid-2002. The board of trustees reserved the right to reopen the fund at some future date.

INVESTORS' APPREHENSION TURNED TO OPTIMISM

At the start of the fiscal half-year, economic uncertainty and the impending conflict with Iraq loomed large in the U.S. financial markets. By the end of the period, the mood had changed from apprehension to optimism. The successful military campaign in Iraq, the return of corporate earnings growth, and surprisingly positive economic reports, including better-than-expected growth in U.S. output during the April-June quarter, drove stock prices higher.

     As the Wilshire 5000 Total Market Index climbed toward its gain of nearly 19%, technology stocks and other growth-oriented issues, which had sustained big losses during the past few years, rebounded strongly. The market's smaller stocks outpaced their larger counterparts as investors demonstrated a renewed appetite for risk.

     U.S. investors also earned good returns in many international markets, though stock performance was only part of the story. A decline in the U.S.
dollar's relative value transformed mediocre euro- and British pound-based results into impressive dollar-denominated returns.

SHORT- AND  LONGER-TERM INTEREST  RATES WENT THEIR  SEPARATE  WAYS

By June 13, continually rising bond prices had trimmed the yield of the benchmark 10-year U.S. Treasury note to a 45-year low of 3.11%. In the weeks that followed, however, rates rebounded, and the yield of the 10-year Treasury note closed the period at 4.41%. For the full six months, the Lehman Brothers Aggregate Bond Index, a measure of the taxable investment-grade bond market, returned 0.3%.

--------------------------------------------------------------------------------
MARKET BAROMETER                                               TOTAL RETURNS
                                                 PERIODS ENDED JULY 31, 2003
                                               -----------------------------
                                                     SIX     ONE        FIVE
                                                  MONTHS    YEAR      YEARS*
--------------------------------------------------------------------------------
STOCKS
Russell 1000 Index (Large-caps)                    17.4%   11.2%       -0.6%
Russell 2000 Index (Small-caps)                    28.8    23.1         3.9
Wilshire 5000 Index (Entire market)                18.6    12.8        -0.4
MSCI All Country World Index Free
 ex USA (International)                            18.2     9.0        -2.5
--------------------------------------------------------------------------------
BONDS
Lehman Aggregate Bond Index                         0.3%    5.4%        6.8%
 (Broad taxable market)
Lehman Municipal Bond Index                         0.4     3.6         5.5
Citigroup 3-Month Treasury Bill Index               0.5     1.4         3.8
================================================================================
CPI
Consumer Price Index                                1.2%    2.1         2.4%
--------------------------------------------------------------------------------
*Annualized.

     Short-term interest rates, which are more directly influenced by the Federal Reserve Board, began the period low and finished lower. In an effort to add fuel to the economic expansion, the Fed trimmed its target for the federal funds rate by 25 basis points (0.25 percentage point) to 1.00% at its June meeting.

THE FUND SAW MIXED RESULTS FROM GOLD AND  NON-GOLD  HOLDINGS

The fund's return for the first half of the 2004 fiscal year was respectable, despite its shortfall relative to its benchmark. The period was marked by continuing consolidation in the precious-metals industry. With few exceptions, stocks of companies involved in seeking out, mining, and distributing gold produced solid returns, which often were augmented for U.S.-based investors by the dollar's decline. Among the fund's top performers in this group were Ashanti Goldfields, a large Ghanaian mining operation, and Compania de Minas Buenaventura, a Peruvian mining firm.

     The Precious Metals Fund underperformed its market benchmark, the Citigroup World Equity Gold Index, because of the fund's sizable investments in companies not involved with gold. To avoid the risks associated with an exclusive focus on gold-related stocks, the fund's adviser maintains a portfolio that is diversified across the precious-metals industry. The fund's holdings include issues from companies involved in the mining, processing, and distribution of silver, platinum, palladium, copper, and diamonds. Although this diversification is a benefit in times when gold stocks are out of favor, it hindered the fund somewhat during the past six months. For instance, the stocks of Impala Platinum Holdings (the fund's second-largest holding as of July 31, at nearly 10% of assets) and Anglo American Platinum both declined notably, despite rising prices for platinum in the period.

     Although a conservative approach to the volatile precious-metals sector may seem something of a contradiction in terms, we continue to believe--as the adviser does--that broad diversification across the industry is one key to success for long-term investors. Low cost is another. The Precious Metals Fund's low costs ensure that more of the rewards of this strategy remain in the accounts of shareholders. Your fund's annualized expense ratio of 0.60% of average net assets ($6.00 per $1,000 in assets) is much smaller than the 1.93% ($19.30 per $1,000 in assets) charged by the average mutual fund competitor.

MAINTAIN A LONG-TERM PERSPECTIVE ON YOUR INVESTMENT PLAN

Given the fund's excellent performance over the past three years, a reminder about the significant risks it entails seems in order. From July 31, 2000, to July 31, 2003, the fund returned a cumulative 99.2%, while the broad U.S. stock market shed about a quarter of its value. However, when we look farther back, the risk is apparent: Over the ten years ended July 31, 2003, the fund's average annual return of 1.3% fell well short of the broader market's 9.8% return. Over that decade, the fund's best July-to-July result was a gain of 33.0% for the 12 months ended July 31, 2003; and its worst was a decline of -34.0% in 1997-1998. Given the concentrated nature of the fund, investors should expect such sharp ups and downs. We appreciate the persistence that our shareholders display in riding out this sort of volatility.

     Nobody, not even the most skilled market-watcher, knows what the future holds for any asset class--a universal truth that seems even truer in precious-metals investing. That's why Vanguard has always advocated a balanced, long-term investment approach that includes the appropriate mix of stock, bond, and money market funds for your unique goals, financial circumstances, and risk tolerance. Vanguard Precious Metals Fund can be a small component of such a plan, providing an opportunity to diversify a stock portfolio made up of mutual funds that invest in more mainstream industries.

     Thank you for your continued confidence in Vanguard.


Sincerely,




John J. Brennan
Chairman and Chief Executive Officer                             August 15, 2003

Stocks
Bonds
CPI
--------------------------------------------------------------------------------
YOUR FUND'S PERFORMANCE AT A GLANCE               JANUARY 31, 2003-JULY 31, 2003

                                                         DISTRIBUTIONS PER SHARE
                                                        ------------------------
                          STARTING            ENDING     INCOME          CAPITAL
                        SHARE PRICE      SHARE PRICE    DIVIDENDS          GAINS
--------------------------------------------------------------------------------
Precious Metals Fund         $11.25           $11.85        $0.00          $0.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
REPORT FROM THE ADVISER

Vanguard Precious Metals Fund returned 5.3% during the six months ended July 31, 2003. The fund outperformed its average mutual fund peer, which rose 5.0%, but lagged the Citigroup World Equity Gold Index, which returned 6.6%.

THE INVESTMENT  ENVIRONMENT

The price of gold reached a six-year high of $381 an ounce at the start of February, before falling on expectations of a swift resolution to the military operations in Iraq. The price, however, recovered following the end of major hostilities in April, and remained surprisingly strong for the rest of the period. The ongoing strength can be explained by investors' concerns about further weakness in the U.S. dollar, as well as by fewer gold producers locking in prices in advance (known as "hedging"). Ongoing industry consolidation has also played a role.

     Our gold-mining holdings provided a wide array of returns during the six months. While a number of pure, liquid, "unhedged" stocks (such as Newmont Mining and Compania de Minas Buenaventura) made strong gains, other holdings (such as AngloGold and Harmony Gold Mining) underperformed. Minas Buenaventura did particularly well for us, but our underweighting in Newmont Mining compared with the index detracted from relative returns.

     A little more on our Newmont positioning is warranted here. Before the three-way merger of Newmont, Franco-Nevada, and Normandy Mining in 2002, we held all three companies, and the portfolio benefited considerably from these holdings. The combined entity became the world's largest gold-mining company, making up a considerable proportion of the index. But because the valuation seems stretched following strong post-merger gains and because we have concerns about the Normandy Mining part of the group, we have since sold most of our holdings.

--------------------------------------------------------------------------------
INVESTMENT PHILOSOPHY

The fund reflects the belief that investors who seek to emphasize precious metals stocks as part of a long-term, balanced investment program are best served by holding a low-cost portfolio of carefully selected securities in the sector.
--------------------------------------------------------------------------------

     We continued to take advantage of industry consolidation. Australian gold-mining company Abelle, in which we had a small holding, received a bid from Harmony Gold, and we eliminated our position following a rise in its stock price. Toward the end of the period, Ghana-based Ashanti Goldfields received a bid from South Africa's AngloGold and a counterbid from London-listed Randgold Resources. The resulting price appreciation made Ashanti the largest contributor to our half-year return. Our holding of platinum miner Lonmin, which owns 27% of Ashanti, also benefited.

     Elsewhere, we saw good returns from our diversified mining companies. In particular, strong contributions to our relative returns came from Norilsk Nickel and Rio Tinto. Aber Diamond also did well.

     The price of platinum continued to rise during the six months, but South African producers were affected by concerns about the impact of the strength of the local currency, the rand, on earnings. Our holdings of Impala Platinum and Anglo American Platinum did poorly. Nevertheless, we believe that the supply-and-demand scenario bodes well and that platinum miners remain attractive values relative to their gold-mining counterparts.

SEVERAL NEW HOLDINGS WERE ADDED

We added several new holdings during the period, including diamond exploration and mining company SouthernEra Resources and diversified mining company WMC Resources. We also added gold companies First Quantum Minerals and Meridian Gold, and increased our holdings of Lonmin, all at attractive price levels. We sold our entire position in Inco and, as noted, the majority of our holdings of Newmont Mining, capturing strong relative returns. We also reduced our position in major gold-miner Placer Dome, which became a large holding following its takeover of AurionGold.

OUR FOCUS ON FUNDAMENTALS IS UNCHANGED

Going forward, we remain confident about the outlook for gold prices against a backdrop of weakness in the U.S. dollar, industry consolidation, and heightened geopolitical tensions. However, we are becoming increasingly concerned about the valuations of gold-mining companies, especially given the poor performance and increased issuance of stock we have seen from some companies. Regardless of the market's apparent lack of concern about valuations in many instances, we remain focused on companies with strong fundamentals and consistent in our valuation-driven approach to investment.


Graham E. French, Portfolio Manager
M&G Investment Management Ltd.


August 22, 2003

--------------------------------------------------------------------------------
FUND PROFILE                                                 AS OF JULY 31, 2003

This Profile provides a snapshot of the fund's characteristics, compared where appropriate with a broad market index. Key terms are defined on page 8.

PRECIOUS METALS FUND
--------------------------------------------------------------------------------
PORTFOLIO CHARACTERISTICS

                                                                           Broad
                                                             Fund         Index*
--------------------------------------------------------------------------------
Number of Stocks                                               23          5,364
Median Market Cap                                           $2.1B         $26.8B
Price/Earnings Ratio                                        25.5x          21.5x
Price/Book Ratio                                             2.5x           2.8x
Return on Equity                                             5.1%          20.2%
Earnings Growth Rate                                        17.1%           8.4%
Foreign Holdings                                            94.2%           0.8%
Turnover Rate                                               22%**             --
Expense Ratio                                             0.60%**             --
Cash Investments                                               5%             --
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TEN LARGEST HOLDINGS (% OF TOTAL NET ASSETS)

Placer Dome Inc.                                                           11.1%
Impala Platinum Holdings Ltd. ADR                                           9.9
Barrick Gold Corp.                                                          9.0
Compania de Minas Buenaventura
  SAA ADR                                                                   8.6
Ashanti Goldfields Co., Ltd. GDR 7.8
Lihir Gold Ltd.                                                             7.6
Aber Diamond Corp.                                                          6.5
AngloGold Ltd. ADR                                                          6.0
Mining and Metallurgical Company
  Norilsk Nickel ADR                                                        4.9
Anglo American Platinum Corp. Ltd. ADR                                      4.8
--------------------------------------------------------------------------------
Top Ten                                                                    76.2%
--------------------------------------------------------------------------------
The "Ten Largest Holdings" excludes any temporary cash investments and equity index products.
--------------------------------------------------------------------------------
VOLATILITY MEASURES

                                                                           BROAD
                                                             FUND         INDEX*
--------------------------------------------------------------------------------
R-Squared                                                    0.12           1.00
Beta                                                         0.51           1.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
COUNTRY DIVERSIFICATION (% OF PORTFOLIO)

Canada                                                                       31%
South Africa                                                                 21
Australia                                                                    16
Peru                                                                          9
Ghana                                                                         8
Russia                                                                        5
United Kingdom                                                                5
--------------------------------------------------------------------------------
Subtotal                                                                     95%
--------------------------------------------------------------------------------
Cash Investments                                                              5%
--------------------------------------------------------------------------------
Total                                                                       100%
--------------------------------------------------------------------------------

                                                            Visit our website at
                                                                www.vanguard.com
                                         for regularly updated fund information.

*Wilshire 5000.
**Annualized.


--------------------------------------------------------------------------------
GLOSSARY OF INVESTMENT TERMS

BETA. A measure of the magnitude of a fund's past share-price fluctuations in relation to the ups and downs of the overall market (or appropriate market index). The market (or index) is assigned a beta of 1.00, so a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the overall market rose or fell by 10%. However, a fund's beta should be reviewed in conjunction with its R-squared (see definition below). The lower the R-squared, the less correlation there is between the fund and the benchmark, and the less reliable beta is as an indicator of volatility.
--------------------------------------------------------------------------------
CASH INVESTMENTS. The percentage of a fund's net assets invested in "cash equivalents"--highly liquid, short-term, interest-bearing securities. This figure does not include cash invested in futures contracts or other equity index products to simulate stock investment.
--------------------------------------------------------------------------------
EARNINGS GROWTH RATE. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.
--------------------------------------------------------------------------------
EXPENSE RATIO. The percentage of a fund's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.
--------------------------------------------------------------------------------
FOREIGN HOLDINGS. The percentage of a fund's equity assets represented by stocks or depositary receipts of companies based outside the United States.
--------------------------------------------------------------------------------
MEDIAN MARKET CAP. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund's stocks, weighted by the proportion of the fund's assets invested in each stock. Stocks representing half of the fund's assets have market capitalizations above the median, and the rest are below it.
--------------------------------------------------------------------------------
PRICE/BOOK RATIO. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.
--------------------------------------------------------------------------------
PRICE/EARNINGS RATIO. The ratio of a stock's current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company's future growth.
--------------------------------------------------------------------------------
R-SQUARED. A measure of how much of a fund's past returns can be explained by the returns from the overall market (or its benchmark index). If a fund's total returns were precisely synchronized with the overall market's return, its R-squared would be 1.00. If the fund's returns bore no relationship to the market's returns, its R-squared would be 0.
--------------------------------------------------------------------------------
RETURN ON EQUITY. The annual average rate of return generated by a company during the past five years for each dollar of shareholder's equity (net income divided by shareholder's equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.
--------------------------------------------------------------------------------
TURNOVER RATE. An indication of the fund's trading activity. Funds with high turnover rates incur higher transaction costs and are more likely to distribute capital gains (which are taxable to investors).
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PERFORMANCE SUMMARY                                          AS OF JULY 31, 2003

All of the returns in this report represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate widely. An investor's shares, when redeemed, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

PRECIOUS METALS FUND
--------------------------------------------------------------------------------
FISCAL-YEAR TOTAL RETURNS (%) JANUARY 31, 1993-JULY 31, 2003

              PRECIOUS METALS FUND            CITIGROUP WORLD EQUITY GOLD INDEX*

1994                  89.2                                    121.5
1995                 -19.2                                    -21.1
1996                  33.2                                     34.7
1997                 -20.5                                    -14.9
1998                 -29.8                                    -31.2
1999                 -11.1                                    -19.4
2000                  17.5                                     14.2
2001                   0.7                                      0.5
2002                  30.1                                     29.4
2003                  26.5                                     28.1
2004**                 5.3                                      6.6


--------------------------------------------------------------------------------
*MSCI Gold Mines Index through December 31, 1994; Citigroup World Equity Gold Index thereafter.
**Six months ended July 31, 2003.
Note: See Financial Highlights table on page 14 for dividend and capital gains information.
--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED JUNE 30, 2003

This table presents average annual total returns through the latest calendar quarter--rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

                                                                TEN YEARS
                                             ONE   FIVE   --------------------
                           INCEPTION DATE   YEAR  YEARS  CAPITAL  INCOME   TOTAL
--------------------------------------------------------------------------------
Precious Metals Fund*           5/23/1984  6.56% 14.95%   -0.40%   2.39%   1.99%
--------------------------------------------------------------------------------
*Total return figures do not reflect the 1% fee assessed on redemptions of shares held for less than one year.

--------------------------------------------------------------------------------
FINANCIAL STATEMENTS                                   JULY 31, 2003 (UNAUDITED)

STATEMENT OF NET ASSETS

This Statement provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. Securities are grouped and subtotaled by asset type (common stocks, bonds, etc.) and by country. Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the fund's Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.

     At the end of the Statement of Net Assets, you will find a table displaying the composition of the fund's net assets. Because all income and any realized gains must be distributed to shareholders each year, the bulk of net assets consists of Paid-in Capital (money invested by shareholders). The amounts shown for Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the sums the fund had available to distribute to shareholders as income dividends or capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net income or net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.
--------------------------------------------------------------------------------
                                                                          MARKET
                                                                          VALUE*
PRECIOUS METALS FUND                                      SHARES           (000)
--------------------------------------------------------------------------------

COMMON STOCKS (94.4%)
--------------------------------------------------------------------------------
AUSTRALIA (16.1%)
  Lihir Gold Ltd.                                     44,000,000          37,642
  Rio Tinto Ltd.                                       1,100,000          22,671
* WMC Resources Ltd.                                   7,500,000          18,082
* Tanami Gold NL                                      13,170,000           1,152
* Bougainville Copper Ltd.                             2,000,000             169
                                                                      ----------
                                                                          79,716
                                                                      ----------
CANADA (31.1%)
  Barrick Gold Corp.                                   2,600,000          44,440
  Placer Dome Inc.-
     (Australia Shares)                                3,450,000          41,253
* Aber Diamond Corp.                                   1,350,000          32,114
* Meridian Gold Co.                                    1,300,000          16,393
  Placer Dome Inc.                                     1,100,000          13,474
* SouthernEra Resources                                  820,000           3,406
* First Quantum Minerals Ltd.                            450,652           2,013
  Agnico-Eagle Mines Ltd.                                 50,000             602
                                                                       ---------
                                                                         153,695
                                                                       ---------
GHANA (7.8%)
Ashanti Goldfields Co., Ltd. GDR                       4,800,000          38,736
                                                                       ---------
PERU (8.6%)
Compania de Minas
 Buenaventura SAA ADR                                  1,275,000          42,394
                                                                       ---------
RUSSIA (4.9%)
  Mining and Metallurgical
    Company Norilsk Nickel ADR                           650,000          24,277
                                                                       ---------
SOUTH AFRICA (20.9%)
  Impala Platinum
    Holdings Ltd. ADR                                  1,550,000          49,135
  AngloGold Ltd. ADR                                     900,000          29,727
  Anglo American
    Platinum Corp. Ltd. ADR                              750,000          23,877
  Harmony Gold
    Mining Co. Ltd. ADR                                   50,000             624
                                                                        --------
                                                                         103,363
                                                                        --------
UNITED KINGDOM (4.8%)
  Lonmin PLC                                           1,766,480          23,810
                                                                        --------
UNITED STATES (0.2%)
  Newmont Mining Corp.                                    25,000             903
  Atlas Minerals Inc.                                     33,333              10
                                                                        --------
                                                                             913
                                                                        --------
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS
 (COST $358,313)                                                         466,904
--------------------------------------------------------------------------------
PRECIOUS METALS (0.3%)
--------------------------------------------------------------------------------
* Platinum Bullion (2,009 ounces)
  (Cost $1,213)                                                            1,374
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                            FACE          MARKET
                                                          AMOUNT          VALUE*
                                                           (000)           (000)
--------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (14.0%)
--------------------------------------------------------------------------------
Repurchase Agreements
Collateralized by U.S. Government
  Obligations in a Pooled
  Cash Account
  1.11%, 8/1/2003--Note F                                $47,247       $ 47,247
  1.10%, 8/1/2003                                         22,193         22,193
--------------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
  (Cost $69,440)                                                         69,440
--------------------------------------------------------------------------------
TOTAL INVESTMENTS (108.7%)
  (Cost $428,966)                                                       537,718
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-8.7%)
--------------------------------------------------------------------------------
Other Assets--Note C                                                      6,602
Security Lending Collateral
  Payable to Brokers--Note F                                            (47,247)
Other Liabilities                                                        (2,376)
                                                                        --------
                                                                        (43,021)
                                                                        --------
--------------------------------------------------------------------------------
NET ASSETS (100%)
--------------------------------------------------------------------------------
Applicable to 41,737,107 outstanding $.001
  par value shares of beneficial interest
  (unlimited authorization)                                            $494,697
================================================================================
NET ASSET VALUE PER SHARE                                                $11.85
================================================================================
*See Note A in Notes to Financial Statements.
*Non-income-producing security.
ADR--American Depositary Receipt.
GDR--Global Depositary Receipt.

--------------------------------------------------------------------------------
                                                          AMOUNT             PER
                                                           (000)           SHARE
--------------------------------------------------------------------------------
AT JULY 31, 2003, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------
Paid-in Capital                                         $476,998         $11.42
Overdistributed Net
  Investment Income                                       (6,983)          (.17)
Accumulated Net Realized Losses                          (84,023)         (2.01)
Unrealized Appreciation
  (Depreciation)
  Investment Securities                                  108,752           2.61
  Foreign Currencies                                         (47)             --
--------------------------------------------------------------------------------
NET ASSETS                                              $494,697         $11.85
--------------------------------------------------------------------------------
See Note D in Notes to Financial Statements for the tax-basis components of net assets.

STATEMENT OF OPERATIONS

This Statement shows the types of income earned by the fund during the reporting period, and details the operating expenses charged to the fund. These expenses directly reduce the amount of investment income available to pay to shareholders as income dividends. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) of investments during the period.

--------------------------------------------------------------------------------
                                                            PRECIOUS METALS FUND
                                                  SIX MONTHS ENDED JULY 31, 2003
                                                                           (000)
--------------------------------------------------------------------------------
INVESTMENT INCOME
Income
  Dividends*                                                            $ 5,206
  Interest                                                                  254
  Security Lending                                                          175
--------------------------------------------------------------------------------
Total Income                                                              5,635
--------------------------------------------------------------------------------
Expenses
  Investment Advisory Fees--Note B                                          471
  The Vanguard Group--Note C
    Management and Administrative                                           735
    Marketing and Distribution                                               31
Custodian Fees                                                               35
Shareholders' Reports                                                       165
--------------------------------------------------------------------------------
Total Expenses                                                            1,437
--------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                     4,198
--------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)
  Investment Securities Sold                                             (7,902)
  Foreign Currencies                                                        (79)
--------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)                                                 (7,981)
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
  Investment Securities                                                  25,947
  Foreign Currencies                                                        (61)
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)                         25,886
--------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS         $22,103
================================================================================
*Dividends are net of foreign withholding taxes of $232,000.

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how the fund's total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. The amounts shown as Distributions to shareholders from the fund's net income and capital gains may not match the amounts shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the income was earned or the gains were realized on the financial statements. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, as well as the amounts redeemed. The corresponding numbers of Shares Issued and Redeemed are shown at the end of the Statement.

--------------------------------------------------------------------------------
                                                          PRECIOUS METALS FUND
                                                          --------------------
                                                      SIX MONTHS            YEAR
                                                           ENDED           ENDED
                                                   JULY 31, 2003   JAN. 31, 2003
                                                           (000)           (000)
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net Investment Income                                   $ 4,198        $ 11,254
Realized Net Gain (Loss)                                 (7,981)         51,335
Change in Unrealized Appreciation (Depreciation)         25,886          37,834
--------------------------------------------------------------------------------
Net Increase (Decrease) in Net Assets
  Resulting from Operations                              22,103         100,423
--------------------------------------------------------------------------------
DISTRIBUTIONS
  Net Investment Income                                     --          (23,081)
  Realized Capital Gain                                     --               --
--------------------------------------------------------------------------------
  Total Distributions                                       --          (23,081)
--------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS 1
Issued                                                      --          234,068
Issued in Lieu of Cash Distributions                        --           21,343
Redeemed*                                               (64,280)       (206,374)
--------------------------------------------------------------------------------
  Net Increase(Decrease)from Capital Share Transactions (64,280)         49,037
--------------------------------------------------------------------------------
Total Increase (Decrease)                               (42,177)        126,379
--------------------------------------------------------------------------------
NET ASSETS
  Beginning of Period                                   536,874         410,495
--------------------------------------------------------------------------------
End of Period                                          $494,697        $536,874
================================================================================
1 Shares Issued (Redeemed)
Issued                                                       --          20,762
Issued in Lieu of Cash Distributions                         --           2,033
Redeemed                                                 (5,994)        (19,166)
--------------------------------------------------------------------------------
Net Increase (Decrease) in Shares Outstanding            (5,994)          3,629
================================================================================
*Net of redemption fees of $81,000 and $933,000, respectively.

FINANCIAL HIGHLIGHTS

This table summarizes the fund's investment results and distributions to shareholders on a per-share basis. It also presents the Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the fund's net income and total returns from year to year; the relative contributions of net income and capital gains to the fund's total return; how much it costs to operate the fund; and the extent to which the fund tends to distribute capital gains. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year.


PRECIOUS METALS FUND
--------------------------------------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING                   SIX MONTHS ENDED          YEAR ENDED JANUARY 31,
THROUGHOUT EACH PERIOD                       JULY 31, 2003       2003       2002       2001     2000      1999
--------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                $11.25    $ 9.31      $7.51      $7.67    $6.61     $7.53
--------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                               .09*       .25        .28        .22      .11       .10
  Net Realized and Unrealized Gain (Loss)
  on Investments**                                    .51       2.18       1.91       (.18)    1.05      (.93)
--------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                    .60       2.43       2.19        .04     1.16      (.83)
--------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income                 --       (.49)      (.39)      (.20)    (.10)     (.09)
  Distributions from Realized Capital Gains            --         --         --         --       --        --
--------------------------------------------------------------------------------------------------------------
Total Distributions                                    --       (.49)      (.39)      (.20)    (.10)     (.09)
--------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                      $11.85     $11.25      $9.31      $7.51    $7.67     $6.61
==============================================================================================================
TOTAL RETURN T                                       5.33%     26.51%     30.05%      0.67%   17.49%   -11.06%
--------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (Millions)               $495       $537       $410       $307     $341      $310
  Ratio of Total Expenses to
   Average Net Assets                                0.60% ++   0.60%      0.63%      0.65%    0.77%     0.77%
  Ratio of Net Investment Income to
   Average Net Assets                                1.75% ++   2.14%      3.45%      2.94%    1.42%     1.33%
  Portfolio Turnover Rate                              22% ++     43%        52%        17%      28%       23%
--------------------------------------------------------------------------------------------------------------
*Calculated based on average shares outstanding.
**Includes  increases from redemption fees of $.00,  $.02, $.00, $.00, $.01, and
$.01.
+ Total returns do not reflect the 1% fee assessed on redemptions of shares held for less than one year.
++  Annualized.


--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

Vanguard Precious Metals Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund invests in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of United States corporations.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

     1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date. Equity securities are valued at the

NOTES TO FINANCIAL STATEMENTS continued

latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund's pricing time but after the close of the securities' primary markets, are valued by methods deemed by the board of trustees to represent fair value. Precious metals are valued at the mean of the latest quoted bid and asked prices. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.
     2.  Foreign   Currency:   Securities  and  other  assets  and   liabilities
denominated in foreign currencies are translated into U.S. dollars at the exchange rates on the valuation date as employed by Morgan Stanley Capital International in the calculation of its indexes.
     Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the asset or liability is settled in cash, when they are recorded as realized foreign currency gains (losses).
     3. Repurchase Agreements: The fund, along with other members of The Vanguard Group, transfers uninvested cash balances to a pooled cash account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.
     4. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.
     5. Distributions: Distributions to shareholders are recorded on the ex-dividend date.
     6. Other: Dividend income is recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Fees assessed on redemptions of capital shares are credited to paid-in capital.

B. M&G Investment Management, Ltd. provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. For the six months ended July 31, 2003, the investment advisory fee represented an effective annual rate of 0.20% of the fund's average net assets.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At July 31, 2003, the fund had contributed capital of $84,000 to Vanguard (included in Other Assets), representing 0.02% of the fund's net assets and 0.08% of Vanguard's capitalization. The fund's trustees and officers are also directors and officers of Vanguard.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

     During the six months ended July 31, 2003, the fund realized net foreign currency losses of $79,000, which permanently decreased distributable net income for tax purposes; accordingly, such losses have been reclassified from accumulated net realized losses to overdistributed net investment income.

     Certain of the fund's investments are in securities considered to be "passive foreign investment companies," for which any unrealized appreciation and/or realized gains are required to be included in distributable net income for tax purposes. Unrealized appreciation of $9,407,000 on passive foreign investment company holdings at January 31, 2003, has been included in current and prior years' distributions to shareholders and is reflected in the balance of overdistributed net investment income.

     During 2001, the fund elected to use a provision of the Taxpayer Relief Act of 1997 to mark-to-market certain appreciated securities held on January 1, 2001; such securities were treated as sold and repurchased, with unrealized gains of $46,006,000 becoming realized, for tax purposes. The mark-to-market created a difference between the cost of investments for financial statement and tax purposes, which will reverse when the securities are sold. Through July 31, 2003, the fund realized gains on the sale of these securities of $1,494,000 for financial statement purposes, which were included in prior year mark-to-market gains for tax purposes. The remaining difference of $44,512,000 is reflected in the balance of accumulated net realized losses; the corresponding difference between the securities' cost for financial statement and tax purposes is reflected in unrealized appreciation.

     The fund's tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at January 31, 2003, the fund had available realized losses of $34,053,000 to offset future net capital gains of $19,570,000 through January 31, 2007, $13,355,000 through January 31, 2008, and
$1,128,000 through January 31, 2010. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending January 31, 2004; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balances above.

     At July 31, 2003, net unrealized appreciation of investment securities for tax purposes was $54,833,000, consisting of unrealized gains of $73,876,000 on securities that had risen in value since their purchase and $19,043,000 in unrealized losses on securities that had fallen in value since their purchase or since being marked-to-market for tax purposes.

     The fund had net unrealized foreign currency losses of $47,000 resulting from the translation of other assets and liabilities at July 31, 2003.

E. During the six months ended July 31, 2003, the fund purchased $49,670,000 of investment securities and sold $130,534,000 of investment securities other than temporary cash investments.

F. The market value of securities on loan to broker/dealers at July 31, 2003, was $45,267,000, for which the fund held cash collateral of $47,247,000. The fund invests cash collateral received in repurchase agreements, and records a liability for the return of the collateral, during the period the securities are on loan.
--------------------------------------------------------------------------------
SPECIAL 2003 TAX INFORMATION
   FOR VANGUARD PRECIOUS METALS FUND

This information for the fiscal year ended January 31, 2003, is included pursuant to provisions of the Internal Revenue Code:

     The fund intends to distribute the maximum amount of qualified dividend income allowable. The amount of qualified dividend income distributed by the fund will be provided to individual shareholders on their Form 1099-DIV.

--------------------------------------------------------------------------------
THE PEOPLE WHO GOVERN YOUR FUND

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard(R) funds and provides services to them on an at-cost basis.

     A majority of Vanguard's board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the investments they have made as private individuals. Our independent board members bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds.

     Among board members' responsibilities are selecting investment advisers for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers. The dates in parentheses below show when each trustee was initially elected.

--------------------------------------------------------------------------------
JOHN J. BRENNAN*             Chairman of the Board, Chief Executive Officer, and
(1987)                       Director/Trustee of The Vanguard Group,  Inc.,  and
                             of each  of  the investment companies served by The
                             Vanguard Group.
--------------------------------------------------------------------------------
INDEPENDENT TRUSTEES

CHARLES D. ELLIS           The Partners of '63 (pro bono ventures in education);
(2001)                     Senior Adviser to Greenwich Associates (international
                           business strategy  consulting);  Successor Trustee of
                           Yale University;  Overseer  of  the  Stern  School of
                           Business at  New  York  University;  Trustee  of  the
                           Whitehead Institute for Biomedical Research.
--------------------------------------------------------------------------------
RAJIV L. GUPTA             Chairman and Chief Executive Officer (since October
(2002)                     1999), Vice  Chairman  (January-September 1999),  and
                           Vice President (prior to September1999)  of  Rohm and
                           Haas Co. (chemicals);  Director  of  Technitrol, Inc.
                           (electroniccomponents),    and      Agere     Systems
                           (communications  components);  Board  Member  of  the
                           American   Chemistry   Council;   Trustee  of  Drexel
                           University.
--------------------------------------------------------------------------------
JOANN HEFFERNAN HEISEN     Vice President, Chief Information Officer, and Member
(1998)                     of the  Executive  Committee  of  Johnson  &  Johnson
                           (pharmaceuticals/consumer products); Director  of the
                           Medical Center  at Princeton and Women's Research and
                           Education Institute.
--------------------------------------------------------------------------------
BURTON G. MALKIEL          Chemical   Bank   Chairman's  Professor of Economics,
(1977)                     Princeton University; Director of Vanguard Investment
                           Series plc  (Irish investment fund)  (since  November
                           2001),  Vanguard  Group  (Ireland)  Limited   (Irish
                           investment  management  firm)  (since November 2001),
                           Prudential  Insurance  Co.  of  America,  BKF Capital
                           (investment management firm), The Jeffrey Co.(holding
                           company), and NeuVis, Inc.(software company).
--------------------------------------------------------------------------------
ALFRED M. RANKIN, JR.      Chairman, President,  Chief  Executive  Officer,  and
(1993)                     Director of NACCO Industries, Inc.  (forklift trucks/
                           housewares/lignite); Director of Goodrich Corporation
                           (industrial products/aircraft systems  and services);
                           Director until 1998 of  Standard Products  Company (a
                           supplier for the automotive industry).
--------------------------------------------------------------------------------
J. LAWRENCE WILSON         Retired Chairman and Chief Executive Officer of Rohm
(1985)                     and Haas Co.  (chemicals);  Director  of Cummins Inc.
                           (diesel engines), MeadWestvaco Corp.(paper products),
                           and    AmerisourceBergen     Corp.    (pharmaceutical
                           distribution); Trustee of Vanderbilt University.
--------------------------------------------------------------------------------
EXECUTIVE OFFICERS*
R. Gregory Barton          Secretary;  Managing  Director and General Counsel of
                           The   Vanguard  Group, Inc. (since  September  1997);
                           Secretary  of  The  Vanguard Group and of each of the
                           investment  companies  served  by The Vanguard Group;
                           Principal  of  The Vanguard Group (prior to September
                           1997).
--------------------------------------------------------------------------------
THOMAS J. HIGGINS          Treasurer; Principal  of  The  Vanguard  Group, Inc.;
                           Treasurer of each  of the investment companies served
                           by The Vanguard Group.
--------------------------------------------------------------------------------
* Officers of the funds are "interested persons" as defined in the Investment Company Act of 1940.

More  information   about  the  trustees  is  in  the  Statement  of  Additional
Information, available from The Vanguard Group.

--------------------------------------------------------------------------------
VANGUARD SENIOR MANAGEMENT TEAM

MORTIMER J. BUCKLEY, Information Technology.
F. WILLIAM MCNABB, III, Client Relationship Group.
JAMES H. GATELY, Investment Programs and Services.
MICHAEL S. MILLER, Planning and Development.
KATHLEEN C. GUBANICH, Human Resources.
RALPH K. PACKARD, Finance.
GEORGE U. SAUTER, Quantitative Equity Group.
--------------------------------------------------------------------------------
JOHN C. BOGLE, Founder; Chairman and Chief Executive Officer, 1974-1996.

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POST OFFICE BOX 2600
VALLEY FORGE, PA 19482-2600


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unless otherwise noted.

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are copyrighted by Michael Kahn.

FOR MORE INFORMATION
This report is intended for the fund's  shareholders.  It may not be distributed
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ALL RIGHTS RESERVED.
VANGUARD MARKETING
CORPORATION, DISTRIBUTOR.

Q532 092003

                          VANGUARD(R) REIT INDEX FUND
   SEMIANNUAL REPORT
        July 31, 2003
[GRAPHIC]


                                                     THE VANGUARD GROUP (R) LOGO

ETERNAL PRINCIPLES

     Markets change, but the principles of successful investing do not. During the past few years, radical upheaval in the stock market has displayed the power of this simple truth to dramatic effect.
     In the late 1990s, stocks experienced one of the greatest bull markets in financial history. Then, in March 2000, the longest downturn since the Great Depression began.
     In both bull and bear markets, however, the principles of successful investing are identical: balance, diversification, and attention to costs. Balance among stock, bond, and money market funds allows you to pursue long-term growth while moderating your risk. Diversification limits your exposure to the disasters that can befall any one security or sector. Attention to costs means you keep a larger share of any rewards produced by your investments.
     These principles are timeless. In fact, they're the basis of our very first mutual fund--Vanguard(R) Wellington(TM) Fund, a balanced portfolio established in 1929. Over time, balance, diversification, and attention to costs have proven to be the master keys to investment success.
================================================================================
SUMMARY
--------------------------------------------------------------------------------
* During the first half of its fiscal year, Vanguard REIT Index Fund Investor Shares posted a stellar return of 22.6%, outpacing both its average peer and the broad market.
* Favorable economic signals and low yields from fixed income securities added to the attractiveness of REITs, sending demand and prices higher.
* Most REITs posted double-digit gains, the lodging industry being a notable exception.

================================================================================
CONTENTS
--------------------------------------------------------------------------------
1    Letter from the Chairman
5    Fund Profile
6    Glossary of Investment Terms
7    Performance Summary
8    Financial Statements

================================================================================
LETTER FROM THE CHAIRMAN
                                                   [PICTURE OF JOHN J. BRENNAN]
Fellow Shareholder,

Stocks in general surged during the six months ended July 31, 2003, and those of real estate investment trusts were no exception. In this environment, the Investor Shares of Vanguard REIT Index Fund posted a remarkable half-year return of 22.6%, slightly lagging the result of its target index but outpacing the returns of the average real estate mutual fund and the broad market.

----------------------------------------------------
TOTAL RETURNS                       Six Months Ended
                                       July 31, 2003
----------------------------------------------------
VANGUARD REIT INDEX FUND
 Investor Shares                               22.6%
 Admiral Shares                                22.7
Average Real Estate Fund*                      22.0
Morgan Stanley REIT Index                      23.3
Target REIT Composite**                        22.8
Wilshire 5000 Index                            18.6
----------------------------------------------------
*Derived from data provided by Lipper Inc.
**The Target REIT Composite consists of the Morgan Stanley REIT Index adjusted to include a 2% cash position (Lipper Money Market Average).

     The table below shows the total returns (capital change plus reinvested dividends) for your fund's Investor and Admiral Shares, its comparative standards, and the overall U.S. stock market, as represented by the Wilshire 5000 Total Market Index. The total returns for the fund's two share classes are based on changes in their net asset value, adjusted for distributions; details appear in the table on page 4. As of July 31, the fund's dividend yield was 6.22% for Investor Shares and 6.28% for Admiral Shares. (These figures may include some payments that represent a return of capital by the underlying REITs, which is determined by each REIT at the end of its fiscal year.)

INVESTORS' APPREHENSION TURNED TO OPTIMISM
At the start of the REIT Index Fund's fiscal half-year, economic uncertainty and the impending conflict with Iraq loomed large in the U.S. financial markets. By the end of the period, the mood had changed from apprehension to optimism. The successful military campaign in Iraq, the return of corporate earnings growth, and surprisingly positive economic reports, including better-than-expected growth in U.S. output during the April-June quarter, drove stock prices higher.
     During the full six months, the broad U.S. stock market climbed nearly 19%. Technology stocks and other growth-oriented issues, which had sustained big
--------------------------------------------------------------------------------
      Admiral(TM) Shares A lower-cost class of shares available to many longtime shareholders and to those with significant investments in the fund.
--------------------------------------------------------------------------------
                                                                             ---

--------------------------------------------------------------------------------
MARKET BAROMETER                                                   Total Returns
                                                     Periods Ended July 31, 2003
                                                     ---------------------------
                                                     Six        One        Five
                                                  Months       Year      Years*
--------------------------------------------------------------------------------
STOCKS
Russell 1000 Index (Large-caps)                     17.4%      11.2%       -0.6%
Russell 2000 Index (Small-caps)                     28.8       23.1         3.9
Wilshire 5000 Index (Entire market)                 18.6       12.8        -0.4
MSCI All Country World Index Free
  ex USA (International)                            18.2        9.0        -2.5
--------------------------------------------------------------------------------
BONDS
Lehman Aggregate Bond Index                          0.3%       5.4%        6.8%
  (Broad taxable market)
Lehman Municipal Bond Index                          0.4        3.6         5.5
Citigroup 3-Month Treasury Bill Index                0.5        1.4         3.8
================================================================================
CPI
Consumer Price Index                                 1.2%       2.1%        2.4%
--------------------------------------------------------------------------------
*Annualized.


losses during the past few years, rebounded strongly. The market's smaller stocks outpaced their larger counterparts as investors demonstrated a renewed appetite for risk. U.S. investors also earned good returns in many international markets, though stock performance was only part of the story. A decline in the U.S. dollar's relative value transformed mediocre euro- and British pound-based results into impressive dollar-denominated returns.

SHORT- AND LONGER-TERM INTEREST RATES WENT THEIR SEPARATE WAYS
By June 13, continually rising bond prices had trimmed the yield of the benchmark 10-year U.S. Treasury note to a 45-year low of 3.11%. In the weeks that followed, however, rates rebounded, and the yield of the 10-year Treasury note closed the period at 4.41%. For the full six months, rising bond yields and falling bond prices translated into a total return of 0.3% for the Lehman Brothers Aggregate Bond Index, a measure of the taxable investment-grade bond market.
     Short-term interest rates, which are more directly influenced by the Federal Reserve Board, began the period low and finished lower. In an effort to add fuel to the economic expansion, the Fed trimmed its target for the federal funds rate by 25 basis points (0.25 percentage point) to 1.00% at its June meeting. The 3-month U.S. Treasury bill, which typically follows Fed moves with a lag, began the fiscal half-year at 1.17% and closed the period at 0.94%.


REAL ESTATE INVESTMENTS POSTED IMPRESSIVE GAINS, ALTHOUGH THE LODGING INDUSTRY SLEPT THROUGH THE RALLY
With an economy seemingly going in the right direction and interest rates so low, yield-hungry investors boosted demand and prices for REITs. The 22.6% six-month return of the REIT Index Fund's Investor Shares was

--------------------------------------------------------------------------------
A recovering economy and low interest rates made REITs especially attractive.
--------------------------------------------------------------------------------

----
2

4 percentage points higher than that of the broad stock market and slightly above that of the average competing fund. As expected, your fund closely tracked the Target REIT Composite, which is the fund's target index adjusted for the 2% cash position that your fund normally holds for liquidity purposes.
     Results were impressive across office, industrial, retail, and residential REITs. The fund's three largest individual holdings--Equity Office Properties Trust, Simon Property Group, and Equity Residential--returned 20%, 34%, and 18%, respectively.
     In fact, out of almost 120 stocks in the fund, only 12 did not register double-digit gains, and only 2 (both hotel REITs) posted negative returns. Although hotel REITs recovered somewhat from the travel industry's downturn, they did not completely make up for lost ground.
     Returns from REITs during the past six months--indeed, over the past three years--have been remarkable. We should not expect future returns to be as high as the return recorded during the past half-year. However, relative to actively managed real estate funds on the whole, we believe your fund will continue to provide competitive results over the long run, in large part because of Vanguard's cost advantage. The REIT Index Fund's Investor Shares had an annualized expense ratio (operating costs as a percentage of average net assets) during the past half-year of 0.27% ($2.70 per $1,000 of assets), a mere fraction of the 1.63% ($16.30 per $1,000 of assets) charged by the average peer fund.
--------------------------------------------------------------------------------
Few areas were left out of the market surge--90% of the stocks in the fund registered double-digit gains.
--------------------------------------------------------------------------------
LESSONS FROM THE PAST
Stock investors were finally rewarded for their patience during the prolonged bear market as equities rebounded during the past six months--just as investors who stuck with bonds during the booming 1990s eventually were rewarded in the first years of the new millennium.
     But the investor who maintained a portfolio diversified across and within asset classes--and who periodically rebalanced that portfolio to the original target allocation--benefited most, enjoying much of the gains during the period but with considerably less volatility.
     The past three years have also shown that modest investments in sectors that have a relatively low correlation to the broad market (such as the real estate sector) can add value by further diversifying an already well-balanced portfolio. Nevertheless, no one can predict with accuracy and consistency how the overall financial markets will perform, let alone any one

                                                                            ----
industry. For that reason, we believe a balanced approach--with no outlandish bets on any one sector, market segment, or asset class--is still the wisest course.
     Thank you for entrusting your hard-earned money to us.

Sincerely,
/s/John J. Brennan
John J. Brennan
Chairman and Chief Executive Officer

August 13, 2003


--------------------------------------------------------------------------------
YOUR FUND'S PERFORMANCE AT A GLANCE               January 31, 2003-July 31, 2003

                                                    Distributions Per Share
                                              ----------------------------------
                         Starting        Ending      Income  Capital   Return of
                      Share Price   Share Price  Dividends*    Gains     Capital
--------------------------------------------------------------------------------
REIT INDEX FUND
 Investor Shares          $11.52   $13.80    $0.290    $0.000  $0.000
 Admiral Shares            49.14    58.91     1.254     0.000   0.000
--------------------------------------------------------------------------------
*The return of capital distribution is determined after the end of the fund's fiscal year. Consequently, part of the income dividend may be eventually classified as a return of capital.

----
4

================================================================================
FUND PROFILE As of July 31, 2003

This Profile provides a snapshot of the fund's characteristics, compared where appropriate with both its unmanaged target index and a broad market index. Key terms are defined on page 6.

REIT Index Fund
--------------------------------------------------------------------------------
PORTFOLIO CHARACTERISTICS
                                                          Target         Broad
                                                Fund      Index*       Index**
--------------------------------------------------------------------------------
Number of Stocks                                 113         112         5,364
Median Market Cap                              $2.3B       $2.3B        $26.8B
Price/Earnings Ratio                           18.6x       18.6x         21.5x
Price/Book Ratio                                1.8x        1.8x          2.8x
Yield                                                       6.2%          1.6%
 Investor Shares                               6.2%Y
 Admiral Shares                                6.3%Y
Return on Equity                                9.8%        9.8%         20.2%
Earnings Growth Rate                            1.5%        1.5%          8.4%
Foreign Holdings                                0.0%        0.0%          0.8%
Turnover Rate                                   4%YY          --            --
Expense Ratio                                                 --            --
Investor Shares                              0.27%YY
Admiral Shares                               0.21%YY
Cash Investments                                  2%          --            --
--------------------------------------------------------------------------------

-------------------------------------------------------
TEN LARGEST HOLDINGS(% of total net assets)

Equity Office Properties Trust REIT             6.5%
Simon Property Group, Inc. REIT                 4.5
Equity Residential REIT                         4.4
Vornado Realty Trust REIT                       2.9
ProLogis REIT                                   2.8
Archstone-Smith Trust REIT                      2.7
Public Storage, Inc. REIT                       2.6
Kimco Realty Corp. REIT                         2.5
General Growth Properties, Inc. REIT            2.5
Boston Properties, Inc. REIT                    2.4
-------------------------------------------------------
Top Ten                                        33.8%
-------------------------------------------------------
The "Ten Largest Holdings" excludes any temporary cash investments and equity index products.


-----------------------------------
INVESTMENT FOCUS
 Market Cap -- Small
 Style      -- Value
-----------------------------------

--------------------------------------------------------------------------------
VOLATILITY MEASURES
                                             Target                       Broad
                                    Fund     Index*        Fund         Index**
--------------------------------------------------------------------------------
R-Squared                           1.00       1.00        0.10            1.00
Beta                                0.97       1.00        0.20            1.00
--------------------------------------------------------------------------------


-------------------------------------------------------
FUND ALLOCATION BY REIT TYPE (% of portfolio)

Retail                                           26%
Apartments                                       19
Office                                           19
Industrial                                       13
Diversified                                      12
Health Care                                       5
Hotels                                            4
Cash Investments                                  2
-------------------------------------------------------
Total                                           100%
-------------------------------------------------------

*Morgan Stanley REIT Index.
**Wilshire 5000 Index.
YThis yield includes some payments that represent a return of capital by the underlying REITs. The amount of the return of capital is determined by each REIT only after its fiscal year ends.
YYAnnualized.
                                                            Visit our website at
                                                                www.vanguard.com
                                         for regularly updated fund information.
                                                                            ----

================================================================================
GLOSSARY OF INVESTMENT TERMS

BETA. A measure of the magnitude of a fund's past share-price fluctuations in relation to the ups and downs of the fund's target index or an overall market index. Each index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. However, a fund's beta should be reviewed in conjunction with its R-squared (see definition below). The lower the R-squared, the less correlation there is between the fund and the benchmark, and the less reliable beta is as an indicator of volatility.
--------------------------------------------------------------------------------


CASH INVESTMENTS. The percentage of a fund's net assets invested in "cash equivalents"--highly liquid, short-term, interest-bearing securities. This figure does not include cash invested in futures contracts or other equity index products to simulate stock investment.
--------------------------------------------------------------------------------

EARNINGS GROWTH RATE. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.
--------------------------------------------------------------------------------

EXPENSE RATIO. The percentage of a fund's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.
--------------------------------------------------------------------------------

MEDIAN MARKET CAP. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund's stocks, weighted by the proportion of the fund's assets invested in each stock. Stocks representing half of the fund's assets have market capitalizations above the median, and the rest are below it.
--------------------------------------------------------------------------------

PRICE/BOOK RATIO. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.
--------------------------------------------------------------------------------

PRICE/EARNINGS RATIO. The ratio of a stock's current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company's future growth.
--------------------------------------------------------------------------------

R-SQUARED. A measure of how much of a fund's past returns can be explained by the returns from the market in general, as measured by the fund's target index or by an overall market index. If a fund's total returns were precisely synchronized with an index's returns, its R-squared would be 1.00. If the fund's returns bore no relationship to the index's returns, its R-squared would be 0.
--------------------------------------------------------------------------------

RETURN ON EQUITY. The annual average rate of return generated by a company during the past five years for each dollar of shareholder's equity (net income divided by shareholder's equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.
--------------------------------------------------------------------------------

TURNOVER RATE. An indication of the fund's trading activity. Funds with high turnover rates incur higher transaction costs and are more likely to distribute capital gains (which are taxable to investors).
--------------------------------------------------------------------------------

YIELD. A snapshot of a fund's income from dividends, interest, and return-of-capital distributions. The index yield is based on the current annualized rate of dividends and other distributions paid on stocks in the index.
--------------------------------------------------------------------------------

----
6

--------------------------------------------------------------------------------
PERFORMANCE SUMMARY                                          As of July 31, 2003

All of the returns in this report represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate widely. An investor's shares, when redeemed, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

REIT INDEX FUND
--------------------------------------------------------------------------------
FISCAL-YEAR TOTAL RETURNS (%) May 13, 1996-July 31, 2003
[BAR CHART]
                     REIT Index Fund   Morgan Stanely
Fiscal Year          Investor Shares   REIT Index
1997                       30.3            30.8
1998                       17.1            16.7
1999                      -17.3           -18.0
2000                       -1.0            -1.3
2001                       26.1            26.6
2002                       11.6            12.1
2003                        1.2             1.0
2003*                      22.6            23.3
--------------------------------------------------------------------------------
*Six months ended July 31, 2003.
Note: See Financial Highlights tables on pages 13 and 14 for information on dividends, capital gains, and return of capital.

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS for periods ended June 30, 2003

This table presents average annual total returns through the latest calendar quarter--rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.
                                                               Since Inception
                                           One     Five  -----------------------
                         Inception Date   Year    Years   Capital   Income Total
--------------------------------------------------------------------------------
REIT Index Fund*
 Investor Shares              5/13/1996   3.89%    7.06%   5.00%    5.76% 10.76%
 Admiral Shares              11/12/2001   4.02    14.59**    --       --     --
--------------------------------------------------------------------------------
*Total return figures do not reflect the 1% fee assessed on redemptions of shares held for less than one year.
**Return since inception.

----
7

================================================================================
FINANCIAL STATEMENTS                                   July 31, 2003 (unaudited)

STATEMENT OF NET ASSETS

This Statement provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. Real Estate Investment Trusts are listed in descending market-value order. Temporary cash investments and other assets are added to, and liabilities are subtracted from, the value of Total Real Estate Investment Trusts to calculate the fund's Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.
     At the end of the Statement of Net Assets, you will find a table displaying the composition of the fund's net assets. Because all income and any realized gains must be distributed to shareholders each year, the bulk of net assets consists of Paid-in Capital (money invested by shareholders). The amounts shown for Undistributed Net Investment Income and Accumulated Net Realized Gains
usually   approximate   the  sums  the  fund  had  available  to  distribute  to
shareholders as income  dividends or capital gains as of the statement date, but
may  differ  because  certain   investments  or  transactions   may  be  treated
differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net income or net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.
--------------------------------------------------------------------------------
                                                                          Market
REIT INDEX FUND                                           Shares           (000)
--------------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUSTS (97.9%)
--------------------------------------------------------------------------------
 Equity Office Properties Trust REIT                   6,767,720        187,737
 Simon Property Group, Inc.REIT                        3,095,241        131,083
 Equity Residential REIT                               4,540,363        126,676
 Vornado Realty Trust REIT                             1,859,118         85,222
 ProLogis REIT                                         2,981,962         82,153
 Archstone-Smith Trust REIT                            3,034,380         78,439
 Public Storage, Inc. REIT                             2,087,107         75,553
 Kimco Realty Corp. REIT                               1,781,577         72,920
 General Growth Properties, Inc. REIT                  1,046,887         71,377
 Boston Properties, Inc. REIT                          1,605,267         69,492
 Duke Realty Corp. REIT                                2,254,662         64,979
 Apartment Investment & Management Co. Class A REIT    1,563,176         61,605
 Rouse Co. REIT                                        1,465,340         58,599
 Avalonbay Communities, Inc. REIT                      1,123,260         52,771
 Health Care Properties Investors REIT                 1,050,140         46,028
 Liberty Property Trust REIT                           1,305,933         45,303
*Host Marriott Corp. REIT                              4,408,546         43,997
 Developers Diversified Realty Corp. REIT              1,419,491         42,159
 AMB Property Corp. REIT                               1,360,682         38,235
 Weingarten Realty Investors REIT                        868,157         37,635
 Regency Centers Corp. REIT                            1,007,158         36,640
 New Plan Excel Realty Trust REIT                      1,616,900         36,219
 Mack-Cali Realty Corp. REIT                             960,848         35,378
 United Dominion Realty Trust REIT                     1,929,970         34,797
 Hospitality Properties Trust REIT                     1,042,495         32,859
 The Macerich Co. REIT                                   874,536         32,646
 Chelsea Property Group REIT                             717,573         31,286
 Trizec Properties, Inc. REIT                          2,499,470         29,694
 Arden Realty Group, Inc. REIT                         1,052,847         29,480
 Pan Pacific Retail Properties, Inc. REIT                663,901         28,408
 Federal Realty Investment Trust REIT                    812,534         28,333
 Crescent Real Estate, Inc. REIT                       1,652,111         27,789
 Mills Corp. REIT                                        734,689         26,162
 BRE Properties Inc. Class A REIT                        765,974         25,315
 CarrAmerica Realty Corp. REIT                           864,240         25,244
 CenterPoint Properties Corp. REIT                       387,003         24,613
 Camden Property Trust REIT                              654,536         24,421
 CBL & Associates Properties, Inc. REIT                  499,731         24,077
 Shurgard Storage Centers, Inc.  Class A REIT            683,353         24,020

----
8

--------------------------------------------------------------------------------
                                                                          Market
                                                                          Value*
REIT INDEX FUND                                           Shares           (000)
--------------------------------------------------------------------------------
 Realty Income Corp. REIT                                583,333         23,129
 Healthcare Realty Trust Inc. REIT                       700,160         22,958
 Cousins Properties, Inc. REIT                           805,611         22,718
 HRPT Properties Trust REIT                            2,368,434         22,003
 Ventas, Inc. REIT                                     1,317,079         21,798
 Essex Property Trust, Inc. REIT                         350,153         21,219
 Health Care Inc. REIT                                   672,189         21,167
 Highwood Properties, Inc. REIT                          891,022         20,618
 Prentiss Properties Trust REIT                          651,628         20,168
 Heritage Property Investment Trust REIT                 696,100         19,874
 First Industrial Realty Trust REIT                      653,882         19,813
 SL Green Realty Corp. REIT                              517,674         18,538
 Reckson Associates Realty Corp. REIT                    852,946         18,517
 Washington REIT                                         652,787         18,148
 Equity One, Inc. REIT                                 1,050,345         17,856
 Home Properties of  New York, Inc. REIT                 464,030         17,257
 Post Properties, Inc. REIT                              621,901         16,822
 Nationwide Health Properties, Inc. REIT                 965,600         16,531
 Taubman Co. REIT                                        821,360         16,058
 Capital Automotive REIT                                 521,550         16,027
 Brandywine Realty Trust REIT                            621,517         15,538
 Colonial Properties Trust REIT                          428,505         15,135
 Alexandria Real Estate Equities, Inc. REIT              316,625         14,486
 Chateau Communities, Inc. REIT                          489,995         14,460
 Manufactured Home Communities, Inc. REIT                371,259         13,588
 Commercial Net Lease Realty REIT                        767,877         13,584
 Senior Housing Properties Trust REIT                    973,540         13,484
 PS Business Parks, Inc. REIT                            356,105         13,201
 Kilroy Realty Corp. REIT                                457,849         13,172
 Gables Residential Trust REIT                           409,488         13,001
 Sun Communities, Inc. REIT                              301,677         12,248
 Glimcher Realty Trust REIT                              574,127         11,959
 Lexington Corporate Properties Trust REIT               582,894         10,539
 Summit Properties, Inc. REIT                            449,979          9,517
 Glenborough RealtyTrust, Inc. REIT                      463,057          9,331
 Pennsylvania REIT                                       279,138          8,918
 Entertainment Properties Trust REIT                     287,365          8,851
 Corporate Office Properties Trust, Inc. REIT            485,244          8,802
 FelCor Lodging Trust, Inc. REIT                         981,249          8,782
 Getty Realty Holding Corp. REIT                         357,400          8,628
 Mid-America ApartmentCommunities, Inc. REIT             298,149          8,527
 EastGroup Properties, Inc. REIT                         299,139          8,190
 Parkway Properties Inc. REIT                            171,049          7,475
 Cornerstone Realty Income Trust, Inc. REIT              909,982          7,389
 Bedford Property Investors, Inc. REIT                   275,945          7,230
 Saul Centers, Inc. REIT                                 259,496          7,134
 AMLI Residential Properties Trust REIT                  280,407          7,010
 Keystone Property Trust REIT                            362,100          6,985
 Sovran Self Storage, Inc. REIT                          216,353          6,861
 Kramont Realty Trust REIT                               395,036          6,787
 Town & Country Trust REIT                               271,999          6,433
 Mid-Atlantic Realty Trust REIT                          301,176          6,307
 Investors Real Estate Trust REIT                        601,646          6,257
 Koger Equity, Inc. REIT                                 354,553          6,187
 Tanger Factory Outlet Centers, Inc. REIT                170,852          6,031
 Crown American Realty Trust REIT                        534,490          6,013
 Ramco-Gershenson Properties Trust REIT                  240,780          5,918
 LaSalle Hotel Properties REIT                           345,350          5,681
 Universal Health Realty Income REIT                     194,773          5,366
 U.S. Restaurant  Properties, Inc. REIT                  330,408          5,168
 Innkeepers USA Trust REIT                               623,632          5,114
 Correctional Properties Trust REIT                      181,900          4,649
 Equity Inns, Inc. REIT                                  674,468          4,512
 Great Lakes, Inc. REIT                                  267,518          4,387
 Acadia Realty Trust REIT                                425,200          4,252
 Urstadt Biddle Properties  Class A REIT                 308,389          4,179
 Mission West  Properties Inc. REIT                      294,210          3,489
 Winston Hotels, Inc. REIT                               335,566          2,923
 Reckson Associates Realty Corp.  Class B REIT           111,899          2,435
 Boykin Lodging Co. REIT                                 288,165          2,271
 Sizeler Property  Investors, Inc. REIT                  218,100          2,260
 American Land Lease, Inc. REIT                          116,360          2,092
 Associated Estates  Realty Corp. REIT                   323,751          2,046
 Monmouth Real Estate  Investment Corp. REIT             132,377          1,064
--------------------------------------------------------------------------------
TOTAL REAL ESTATE INVESTMENT TRUSTS
 (Cost $2,431,457)                                                    2,836,409
--------------------------------------------------------------------------------

                                                                            ----

--------------------------------------------------------------------------------
                                                           Face          Market
                                                          Amount         Value*
REIT INDEX FUND                                            (000)          (000)
--------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (3.3%)
--------------------------------------------------------------------------------
Repurchase Agreements
Collateralized by U.S. Government
 Obligations in a Pooled
 Cash Account
 1.10%, 8/1/2003--Note E                                 $34,062      $  34,062
 1.11%, 8/1/2003                                          62,849         62,849
--------------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
 (Cost $96,911)                                                          96,911
--------------------------------------------------------------------------------
TOTAL INVESTMENTS (101.2%)
 (Cost $2,528,368)                                                    2,933,320
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-1.2%)
--------------------------------------------------------------------------------
Other Assets--Note B                                                     19,229
Liabilities--Note E                                                     (54,793)
                                                                       ---------
                                                                        (35,564)
                                                                       ---------
--------------------------------------------------------------------------------
NET ASSETS (100%)                                                    $2,897,756
================================================================================
*See Note A in Notes to Financial Statements.
*Non-income-producing security.


--------------------------------------------------------------------------------
                                                                          Amount
                                                                           (000)
--------------------------------------------------------------------------------
AT JULY 31, 2003, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------
Paid-in Capital                                                      $2,533,085
Undistributed Net Investment Income                                       8,675
Accumulated Net Realized Losses                                         (48,956)
Unrealized Appreciation                                                 404,952
--------------------------------------------------------------------------------
NET ASSETS                                                           $2,897,756
================================================================================

Investor Shares--Net Assets
Applicable to 171,811,439 outstanding $.001
 par value shares of beneficial interest
 (unlimited authorization)                                           $2,371,777
--------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE--
 INVESTOR SHARES                                                         $13.80
================================================================================

Admiral Shares--Net Assets
Applicable to 8,929,102 outstanding $.001
 par value shares of beneficial interest
 (unlimited authorization)                                             $525,979
--------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE--
 ADMIRAL SHARES                                                          $58.91
================================================================================
See Note C in Notes to Financial Statements for the tax-basis components of net assets.

----
10

STATEMENT OF OPERATIONS

This Statement shows the types of income earned by the fund during the reporting period, and details the operating expenses charged to each class of its shares. These expenses directly reduce the amount of investment income available to pay to shareholders as income dividends. This Statement also shows any Net Gain
(Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) of investments during the period.

----------------------------------------------------------------------------------------
                                                                        REIT INDEX FUND
                                                         Six Months Ended July 31, 2003
                                                                                  (000)
----------------------------------------------------------------------------------------
INVESTMENT INCOME
 INCOME
 Dividends                                                                     $ 68,619
 Interest                                                                           338
 Security Lending                                                                    28
----------------------------------------------------------------------------------------
  Total Income                                                                   68,985
----------------------------------------------------------------------------------------
EXPENSES
 The Vanguard Group--Note B
  Investment Advisory Services                                                       63
  Management and Administrative
   Investor Shares                                                                2,406
   Admiral Shares                                                                   379
  Marketing and Distribution
   Investor Shares                                                                  138
   Admiral Shares                                                                    26
Custodian Fees                                                                       38
Shareholders' Reports
 Investor Shares                                                                     35
 Admiral Shares                                                                      --
Trustees' Fees and Expenses                                                           2
----------------------------------------------------------------------------------------
  Total Expenses                                                                  3,087
----------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                            65,898
----------------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS) ON INVESTMENT SECURITIES SOLD                          (12,885)
----------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES       441,694
----------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                $494,707
========================================================================================

                                                                            ----

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how the fund's total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. The amounts shown as Distributions to shareholders from the fund's net income and capital gains may not match the amounts shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the income was earned or the gains were realized on the financial statements. The Capital Share Transactions section shows the net amount shareholders invested in or redeemed from the fund. Distributions and Capital Share Transactions are shown separately for each class of shares.

---------------------------------------------------------------------------------------------------------
                                                                                REIT INDEX FUND
                                                                  ---------------------------------------
                                                                     Six Months                     Year
                                                                          Ended                    Ended
                                                                  July 31, 2003            Jan. 31, 2003
                                                                          (000)                    (000)
----------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
 Net Investment Income                                                 $ 65,898                 $ 93,873
 Realized Net Gain (Loss)                                               (12,885)                  12,286
 Change in Unrealized Appreciation (Depreciation)                       441,694                 (129,618)
----------------------------------------------------------------------------------------------------------
  Net Increase (Decrease) in Net Assets Resulting from Operations       494,707                  (23,459)
----------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Net Investment Income
  Investor Shares                                                       (45,985)                 (91,711)
  Admiral Shares                                                         (9,454)                 (15,239)
 Realized Capital Gain
  Investor Shares                                                            --                       --
  Admiral Shares                                                             --                       --
 Return of Capital
  Investor Shares                                                            --                  (12,784)
  Admiral Shares                                                             --                   (2,101)
----------------------------------------------------------------------------------------------------------
  Total Distributions                                                   (55,439)                (121,835)
----------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS--Note F
 Investor Shares                                                        273,579                  587,012
 Admiral Shares                                                         130,863                  176,675
----------------------------------------------------------------------------------------------------------
  Net Increase (Decrease) from Capital Share Transactions               404,442                  763,687
----------------------------------------------------------------------------------------------------------
 Total Increase (Decrease)                                              843,710                  618,393
----------------------------------------------------------------------------------------------------------
NET ASSETS
 Beginning of Period                                                  2,054,046                1,435,653
----------------------------------------------------------------------------------------------------------
 End of Period                                                       $2,897,756               $2,054,046
==========================================================================================================

----
12

FINANCIAL HIGHLIGHTS

This table summarizes the fund's investment results and distributions to shareholders on a per-share basis for each class of shares. It also presents the Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the fund's net income and total returns from year to year; the relative contributions of net income and capital gains to the fund's total return; how much it costs to operate the fund; and the extent to which the fund tends to distribute capital gains. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year.

REIT INDEX FUND INVESTOR SHARES
---------------------------------------------------------------------------------------------------------
                                                                        Year Ended January 31,
For a Share Outstanding                    Six Months Ended  --------------------------------------------
Throughout Each Period                        July 31, 2003    2003     2002     2001     2000      1999
---------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                 $11.52  $12.10   $11.61   $ 9.91   $10.81    $13.98
---------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                                  .34    .606     .631     .642     .660      .666
 Net Realized and Unrealized Gain (Loss)
  on Investments*                                      2.23   (.426)    .669    1.878    (.780)   (3.026)
---------------------------------------------------------------------------------------------------------
  Total from Investment Operations                     2.57    .180     1.300   2.520    (.120)   (2.360)
---------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income                  (.29)  (.667)   (.631)   (.644)   (.670)    (.666)
 Distributions from Realized Capital Gains               --      --       --       --       --        --
 Return of Capital                                       --   (.093)   (.179)   (.176)   (.110)    (.144)
---------------------------------------------------------------------------------------------------------
  Total Distributions                                  (.29)  (.760)   (.810)   (.820)   (.780)    (.810)
---------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                       $13.80  $11.52   $12.10   $11.61   $ 9.91    $10.81
=========================================================================================================
TOTAL RETURN**                                       22.59%   1.20%   11.59%   26.13%   -1.04%   -17.31%
=========================================================================================================
RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period (Millions)                $2,372  $1,734   $1,270   $1,092     $888      $904
 Ratio of Total Expenses to
  Average Net Assets                                 0.27%Y   0.27%    0.28%    0.33%    0.33%     0.26%
 Ratio of Net Investment Income to
  Average Net Assets                                 5.55%Y   4.90%    5.35%    5.73%    5.98%     5.19%
 Portfolio Turnover Rate                                4%Y     12%      10%    21%YY      12%       29%
==========================================================================================================

*Includes increases from redemption fees of $.00, $.01, $.00, $.00, $.01, and $.02.
**Total returns do not reflect the 1% fee assessed on redemptions of shares held for less than one year.
YAnnualized.
YYThe portfolio turnover rate excluding in-kind redemptions was 14%.

                                                                            ----

REIT INDEX FUND ADMIRAL SHARES
---------------------------------------------------------------------------------------------------------
                                                                                               Nov. 12,
                                                                              Year Ended       2001* to
                                                         Six Months Ended       Jan. 31,       Jan. 31,
For a Share Outstanding Throughout Each Period              July 31, 2003           2003           2002
---------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                               $49.14         $51.65         $50.00
---------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                                              1.474          2.619           .494
 Net Realized and Unrealized Gain (Loss) on Investments**           9.550         (1.854)         2.401
---------------------------------------------------------------------------------------------------------
  Total from Investment Operations                                 11.024           .765          2.895
---------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income                              (1.254)        (2.878)         (.970)
 Distributions from Realized Capital Gains                             --             --             --
 Return of Capital                                                     --          (.397)         (.275)
---------------------------------------------------------------------------------------------------------
  Total Distributions                                              (1.254)        (3.275)        (1.245)
---------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                     $58.91         $49.14         $51.65
=========================================================================================================
TOTAL RETURNY                                                      22.72%          1.19%          5.78%
=========================================================================================================
RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period (Millions)                                $526           $320           $166
 Ratio of Total Expenses to Average Net Assets                    0.21%YY          0.21%        0.23%YY
 Ratio of Net Investment Income to Average Net Assets             5.57%YY          4.99%        5.27%YY
 Portfolio Turnover Rate                                             4%YY            12%            10%
==========================================================================================================
*Inception.
**Includes increases from redemption fees of $.01, $.03, and $.01.
YTotal returns do not reflect the 1% fee assessed on redemptions of shares held for less than one year.
YYAnnualized.




NOTES TO FINANCIAL STATEMENTS

Vanguard REIT Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares, Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund's minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, servicing, tenure, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.
     1. SECURITY VALUATION: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund's pricing time but after the close of the securities' primary markets, are valued by methods deemed by the board of trustees to represent fair value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as

----
14
security  prices,  yields,
maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.
     2. REPURCHASE AGREEMENTS: The fund, along with other members of The Vanguard Group, transfers uninvested cash balances into a pooled cash account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.
     3. FEDERAL INCOME TAXES: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.
     4. DISTRIBUTIONS: Distributions to shareholders are recorded on the ex-dividend date.
     5. OTHER: Dividend income is recorded on the ex-dividend date. Dividend income is recorded at management's estimate of the income included in distributions received from the REIT investments. Distributions received in excess of this amount are recorded as a reduction of the cost of investments. The actual amounts of income and return of capital are determined by each REIT only after its fiscal year-end, and may differ from the estimated amounts. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Fees assessed on redemptions of capital shares are credited to paid-in capital.
     Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At July 31, 2003, the fund had contributed capital of $455,000 to Vanguard (included in Other Assets), representing 0.02% of the fund's net assets and 0.45% of Vanguard's capitalization. The fund's trustees and officers are also directors and officers of Vanguard.

     C. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.
     The fund's return of capital distributions and tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at January 31, 2003, the fund had available realized losses of $36,071,000 to offset future net capital gains of $31,736,000 through January 31, 2008, and $4,335,000 through January 31, 2010. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending January 31, 2004; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balances above.

                                                                            ----

     At July 31, 2003, net unrealized appreciation of investment securities for tax purposes was $404,952,000, consisting of unrealized gains of $463,385,000 on securities that had risen in value since their purchase and $58,433,000 in unrealized losses on securities that had fallen in value since their purchase.

D. During the six months ended July 31, 2003, the fund purchased $457,506,000 of investment securities and sold $52,120,000 of investment securities other than temporary cash investments.

E. The market value of securities on loan to broker/dealers at July 31, 2003, was $32,506,000, for which the fund held cash collateral of $34,062,000. The fund invests cash collateral received in repurchase agreements, and records a liability for the return of the collateral, during the period the securities are on loan.

F. Capital share transactions for each class of shares were:

------------------------------------------------------------------------------------------------------
                                                 Six Months Ended                  Year Ended
                                                  July 31, 2003                 January 31, 2003
                                              -----------------------      ---------------------------
                                                (000)          (000)              (000)          (000)
------------------------------------------------------------------------------------------------------
Investor Shares
 Issued                                    $ 450,189         35,368          $ 942,074         74,970
 Issued in Lieu of Cash Distributions         40,751          3,257             92,075          7,490
 Redeemed*                                  (217,361)       (17,409)          (447,137)       (36,787)
                                           -----------------------------------------------------------
  Net Increase (Decrease)--Investor Shares   273,579         21,216            587,012         45,673
                                           -----------------------------------------------------------
Admiral Shares
 Issued                                      156,509          2,911            219,353          4,113
 Issued in Lieu of Cash Distributions          7,155            134             12,965            248
 Redeemed*                                   (32,801)          (626)           (55,643)        (1,057)
  Net Increase (Decrease)--Admiral Shares    130,863          2,419            176,675          3,304
------------------------------------------------------------------------------------------------------
*Net of redemption fees of $407,000 and $1,395,000, respectively (fund totals).


================================================================================
SPECIAL 2003 TAX INFORMATION
 for VANGUARD REIT INDEX FUND

This information for the fiscal year ended January 31, 2003, is included pursuant to provisions of the Internal Revenue Code:
     The fund intends to distribute the maximum amount of qualified dividend income allowable. The amount of qualified dividend income distributed by the fund will be provided to individual shareholders on their Form 1099-DIV.
--------------------------------------------------------------------------------
----
16

================================================================================
THE PEOPLE WHO GOVERN YOUR FUND

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard(R) funds and provides services to them on an at-cost basis.

     A majority of Vanguard's board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the investments they have made as private individuals. Our independent board members bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds.

     Among board members' responsibilities are selecting investment advisers for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers. The dates in parentheses below show when each trustee was initially elected.

=========================================================================================================================
JOHN J. BRENNAN*        Chairman of the Board, Chief Executive Officer, and Director/Trustee of The Vanguard Group, Inc.,
(1987)                  and of each of the investment companies served by The Vanguard Group.
-------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
CHARLES D. ELLIS        The Partners of '63 (pro bono ventures in education); Senior Adviser to Greenwich Associates
(2001)                  (international business strategy consulting); Successor Trustee of Yale University; Overseer of
                        the Stern School of Business at New York University; Trustee of the Whitehead Institute for
                        Biomedical Research.

RAJIV L. GUPTA          Chairman and Chief Executive Officer (since October 1999), Vice Chairman (January-September 1999),
(2001)                  and Vice President (prior to September 1999) of Rohm and Haas Co. (chemicals); Director of
                        Technitrol, Inc. (electronic components), and Agere Systems (communications components); Board
                        Member of the American Chemistry Council; Trustee of Drexel University.

JOANN HEFFERNAN HEISEN  Vice President, Chief Information Officer, and Member of the Executive Committee of Johnson &
(1998)                  Johnson (pharmaceuticals/consumer products); Director of the Medical Center at Princeton and
                        Women's Research and Education Institute.

BURTON G. MALKIEL       Chemical Bank Chairman's Professor of Economics, Princeton University; Director of Vanguard
(1977)                  Investment Series plc (Irish investment fund) (since November 2001), Vanguard Group (Ireland)
                        Limited (Irish investment management firm) (since November 2001), Prudential Insurance Co. of
                        America, BKF Capital (investment management firm), The Jeffrey Co. (holding company), and
                        NeuVis, Inc. (software company).

ALFRED M. RANKIN, JR.   Chairman, President, Chief Executive Officer, and Director of NACCO Industries, Inc. (forklift
(1993)                  trucks/housewares/lignite); Director of Goodrich Corporation (industrial products/aircraft systems and services); Director until 1998 of Standard Products Company (a supplier for the automotive industry).

J. LAWRENCE WILSON      Retired Chairman and Chief Executive Officer of Rohm and Haas Co. (chemicals); Director of
(1985)                  Cummins Inc. (diesel engines), MeadWestvaco Corp. (paper products), and AmerisourceBergen Corp.
                        (pharmaceutical distribution); Trustee of Vanderbilt University.
-------------------------------------------------------------------------------------------------------------------------
EXECUTIVE OFFICERS*
R. GREGORY BARTON       Secretary; Managing Director and General Counsel of The Vanguard Group, Inc. (since September
                        1997); Secretary of The Vanguard Group and of each of the investment companies served by The
                        Vanguard Group; Principal of The Vanguard Group (prior to September 1997).

THOMAS J. HIGGINS       Treasurer; Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies served by The Vanguard Group.
-------------------------------------------------------------------------------------------------------------------------

*Officers of the funds are "interested persons" as defined in the Investment Company Act of 1940.

More  information   about  the  trustees  is  in  the  Statement  of  Additional
Information, available from The Vanguard Group.

--------------------------------------------------------------------------------
VANGUARD SENIOR MANAGEMENT TEAM

MORTIMER J. BUCKLEY, Information Technology.
JAMES H. GATELY, Investment Programs and Services.
MICHAEL S. MILLER, Planning and Development.
KATHLEEN C. GUBANICH, Human Resources.
RALPH K. PACKARD, Finance.
GEORGE U. SAUTER, Quantitative Equity Group.
F. WILLIAM MCNABB, III, Client Relationship Group.
--------------------------------------------------------------------------------
JOHN C. BOGLE, Founder; Chairman and Chief Executive Officer, 1974-1996.

                                                                     [SHIP LOGO]
                                                           THE VANGUARD GROUP(R)
                                                            Post Office Box 2600
                                                     Valley Forge, PA 19482-2600

Vanguard, The Vanguard Group, Vanguard.com, Admiral, Wellington, and the ship logo are trademarks of The Vanguard Group, Inc.

All other marks are the exclusive property of their respective owners.

ABOUT OUR COVER
The photographs of the sails and ship that appear on the cover of this report are copyrighted by Michael Kahn.

FOR MORE INFORMATION
This report is intended for the funds' shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current fund prospectus.
     To receive a free copy of the prospectus or the Statement of Additional Information, or to request additional information about the funds or other
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All  comparative  mutual fund data are from Lipper  Inc. or  Morningstar,  Inc., unless otherwise noted.

WORLD WIDE WEB
www.vanguard.com

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SERVICES
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                                               (C) 2003 The Vanguard Group, Inc.
                                                            All rights reserved.
                                                              Vanguard Marketing
                                                       Corporation, Distributor.

                                                                    Q1232 092003

Vanguard(R) Health Care Fund

SEMIANNUAL REPORT
July 31, 2003

THE VANGUARD GROUP (R) LOGO

Eternal Principles

     Markets change, but the principles of successful investing do not. During the past few years, radical upheaval in the stock market has displayed the power of this simple truth to dramatic effect.
     In the late 1990s, stocks experienced one of the greatest bull markets in financial history. Then, in March 2000, the longest downturn since the Great Depression began.
     In both bull and bear markets, however, the principles of successful investing are identical: balance, diversification, and attention to costs. Balance among stock, bond, and money market funds allows you to pursue long-term growth while moderating your risk. Diversification limits your exposure to the disasters that can befall any one security or sector. Attention to costs means you keep a larger share of any rewards produced by your investments.
     These principles are timeless. In fact, they're the basis of our very first mutual fund--Vanguard(R) Wellington(TM) Fund, a balanced portfolio established in 1929. Over time, balance, diversification, and attention to costs have proven to be the master keys to investment success.

Summary
* Vanguard Health Care Fund returned 15.5% during the six months ended July 31, 2003.
* The fund's performance was significantly better than that of its benchmark index (+10.1%), but fell well short of the returns for its average peer (+23.7%) and the broad U.S. stock market (+18.6%).
* Solid performances from the fund's holdings in biotechnology and pharmaceutical companies bolstered returns.

Contents
 1 Letter from the Chairman
 5 Report from the Adviser
 7 Fund Profile
 8 Glossary of Investment Terms
 9 Performance Summary
10 Financial Statements

Letter from the Chairman
[Photo--John J. Brennan]

Fellow Shareholder,
During the first half of fiscal 2004, Vanguard Health Care Fund recorded a total return of 15.5%, a strong absolute result that reflected the post-Iraqi-war surge in the stock market. The fund's performance outpaced that of its unmanaged benchmark but lagged the results of its average mutual fund peer and the broad-based Wilshire 5000 Total Market Index.
     The table below presents the six-month returns (capital change plus reinvested distributions) for the fund's two share classes, as well as for its comparative standards. Details on changes in net asset value and per-share distributions can be found in the table on page 4.

---------------------------------------------
Total Returns                Six Months Ended
                                July 31, 2003
---------------------------------------------
Vanguard Health Care Fund
 Investor Shares                        15.5%
 Admiral Shares                         15.5
Average Health/Biotechnology Fund*      23.7
S&P Health Sector Index                 10.1
Wilshire 5000 Index                     18.6
---------------------------------------------
*Derived from data provided by Lipper Inc.

Investors' Apprehension Turned to Optimism
At the start of the fiscal half-year, economic uncertainty and the impending conflict with Iraq loomed large in the U.S. financial markets. By the end of the period, the mood had changed from apprehension to optimism. The successful military campaign in Iraq, the return of corporate earnings growth, and surprisingly positive economic reports--including better-than-expected growth in U.S. output during the April-June quarter--drove stock prices higher.
     As the Wilshire 5000 Index climbed toward its gain of nearly 19%, technology stocks and other growth-oriented issues, which had sustained big losses during the past few years, rebounded strongly. The market's smaller stocks outpaced their larger counterparts as investors demonstrated a renewed appetite for risk.
     U.S. investors also earned good returns in many international markets, though stock performance was only part of the story. A decline in the U.S.
dollar's relative value transformed mediocre euro- and British pound-based results into impressive dollar-denominated returns.

--------------------------------------------------------------------------------
Admiral(TM) Shares A lower-cost class of shares available to many longtime shareholders and to those with significant investments in the fund.
--------------------------------------------------------------------------------

Short- and Longer-Term Interest Rates Went Their Separate Ways
By June 13, continually rising bond prices had trimmed the yield of the benchmark 10-year

U.S. Treasury note to a 45-year low of 3.11%. In the weeks that followed, however, rates rebounded, and the yield of the 10-year Treasury note closed the period at 4.41%. For the full six months, rising bond yields and falling bond prices translated into a total return of 0.3% for the Lehman Brothers Aggregate Bond Index, a measure of the taxable investment-grade bond market.

--------------------------------------------------------------------------------
Market Barometer                                            Total Returns
                                                    Periods Ended July 31, 2003
                                               ---------------------------------
                                                  Six         One          Five
                                               Months        Year        Years*
--------------------------------------------------------------------------------
STOCKS
Russell 1000 Index (Large-caps)                 17.4%       11.2%         -0.6%
Russell 2000 Index (Small-caps)                 28.8        23.1           3.9
Wilshire 5000 Index (Entire market)             18.6        12.8          -0.4
MSCI All Country World Index Free
 ex USA (International)                         18.2         9.0          -2.5
--------------------------------------------------------------------------------
BONDS
Lehman Aggregate Bond Index                      0.3%        5.4%          6.8%
 (Broad taxable market)
Lehman Municipal Bond Index                      0.4         3.6           5.5
Citigroup 3-Month Treasury Bill Index            0.5         1.4           3.8
================================================================================
CPI
Consumer Price Index                             1.2%        2.1%          2.4%
--------------------------------------------------------------------------------
*Annualized.


     Short-term interest rates, which are more directly influenced by the Federal Reserve Board, began the period low and finished lower. In an effort to add fuel to the economic expansion, the Fed trimmed its target for the federal funds rate by 25 basis points (0.25 percentage point) to 1.00% at its June meeting. The 3-month U.S. Treasury bill, which typically follows Fed moves with a lag, began the fiscal half-year at 1.17% and closed the period at 0.94%.

A Period of Robust Gains for Your Fund
The Health Care Fund's result during this period marked a welcome change from its disappointing 2003 fiscal year. Although the fund's six-month gain exceeded that of its benchmark index by a solid margin, its somewhat less-aggressive risk profile led it to a return well behind that of its average peer.
     We underperformed the average competitor primarily because of the fund's smaller exposure to biotechnology stocks. When the health care industry's more speculative stocks, such as biotech issues, are dominating returns as they did during the past six months, your fund stands to lag its peers, many of which hold larger weightings in these volatile stocks. When these subsectors experience difficulties, however, the fund's broad diversification works to its advantage, a characteristic that has helped to keep your fund ahead of the pack over the long haul.
     The Health Care Fund's pharmaceutical holdings had particularly impressive gains, with both foreign and domestic drugmakers (which together represented some two-thirds of fund assets on average) showing renewed vigor. Several companies, such as AstraZeneca and Wyeth, saw their stock prices driven notably higher by improving earnings and progress in clinical drug trials.

     Your fund's adviser, Wellington Management Company, has consistently shown its commitment to achieving competitive returns through broad diversification across the health care industry and through its search for attractively valued stocks poised for earnings growth. Low costs are another important component of the fund's quest to provide competitive returns. A fund's operating expenses reduce the return that ends up in shareholders' pockets dollar for dollar.
During the period, your fund's Investor Shares carried an annualized expense ratio (operating costs as a percentage of average net assets) of 0.30%, or $3.00 per $1,000 invested. This is far below the 1.84%, or $18.40 per $1,000 invested, charged by the average health/biotechnology fund. The fund's Admiral Shares have an even lower expense ratio of 0.22%.

Resist the Temptation to Change Your Long-Term Plan
The stock market looked more enticing in the past few months than it had in a long time. But does that mean we should expect even better things to come? Is now the "right" time to get aggressive and put more assets into the stock market?
     The truth is that nobody, not even the most skilled market-watcher, can answer those questions. Nobody knows what the future holds for any asset class. That's why Vanguard has always advocated a balanced, long-term investment approach: holding a mix of stock, bond, and money market funds that is appropriate for your unique goals, financial circumstances, and risk tolerance. As one part of a carefully planned, well-diversified stock portfolio, a mutual fund that focuses on a particular industry--as Vanguard Health Care Fund does--may be useful to investors who are comfortable with the added risks. Thank you for your continued confidence in Vanguard.


Sincerely,
John J. Brennan
Chairman and Chief Executive Officer

August 11, 2003

--------------------------------------------------------------------------------
Your Fund's Performance at a Glance               January 31, 2003-July 31, 2003

                                                        Distributions Per Share
                                                     ---------------------------
                        Starting            Ending          Income       Capital
                     Share Price       Share Price       Dividends         Gains
--------------------------------------------------------------------------------
Health Care Fund
 Investor Shares          $94.35           $108.80          $0.025        $0.103
 Admiral Shares            39.80             45.92           0.015         0.043
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Report from the Adviser

Vanguard Health Care Fund returned 15.5% for the fiscal half-year ended July 31, 2003. This result was better than the 10.1% return of the Standard & Poor's
Health Sector Index but trailed the 23.7% return of the average health/biotechnology fund.

The  Investment  Environment
As is common when the economy begins to show signs of recovery, the market was led by smaller-capitalization stocks. Within the health care sector, that leadership was manifested in a very strong biotechnology subsector, which gained roughly 50% during the half-year. Stocks of medical products companies and most categories of the health services group were stronger than the overall market.

Our Successes
The four largest contributors to the fund's performance--Gilead Sciences, Genentech, Amgen, and Genzyme--were from the very strong biotech sector. Managed-care companies Aetna, Humana, and Coventry Health Care were also standout performers. Our Shortfalls The weakest area for the fund in the first half of its fiscal year was its Japanese stock holdings. We added to these positions near the end of the period, believing the weakness had created an excellent opportunity. Hospital stocks were the other weak group for us during the period.

The Fund's Positioning
We benefited during the half-year from having increased our biotech position in the previous fiscal year. However, we will always seek to provide our shareholders with a well-diversified health care fund that offers more stable returns than the smaller, biotech-oriented funds that make up a good proportion of the health/biotechnology category. We strive to buy into weakness and sell into strength, a strategy that has recently led us to increase the fund's international exposure and reduce its biotech exposure. We believe that the international sector is particularly attractive, and the fund

--------------------------------------------------------------------------------
Investment Philosophy

The fund reflects the belief that investors who seek to emphasize health care stocks as part of a long-term, balanced investment program are best served by holding a portfolio of securities well diversified across the sector.
--------------------------------------------------------------------------------
is now positioned with a historically high weighting in companies located outside the United States.

Edward P. Owens, Senior Vice President and Portfolio Manager
Wellington Management Company, llp

August 15, 2003


--------------------------------------------------------------------------------
Portfolio Changes                                 Six Months Ended July 31, 2003

                             Comments
--------------------------------------------------------------------------------
Additions
Aventis                      Added on price weakness.
--------------------------------------------------------------------------------
Forest Laboratories          Added on price weakness.
--------------------------------------------------------------------------------
Sanofi-Synthelabo            Added on price weakness.
--------------------------------------------------------------------------------
Cardinal Health              Added on price weakness.
================================================================================
Reductions
Scios                        Acquired by Johnson & Johnson.
--------------------------------------------------------------------------------
Banyu Pharmaceutical         Acquired by Merck.
--------------------------------------------------------------------------------
Genentech                    Trimmed as a result of strong performance.
--------------------------------------------------------------------------------
Gilead Sciences              Trimmed as a result of strong performance.
--------------------------------------------------------------------------------




See page 10 for a complete
listing of the fund's holdings.

--------------------------------------------------------------------------------
Fund Profile                                                 As of July 31, 2003

This Profile provides a snapshot of the fund's characteristics, compared where appropriate with a broad market index. Key terms are defined on page 8.

Health Care Fund
------------------------------------------------
Portfolio Characteristics

                                          Broad
                               Fund      Index*
------------------------------------------------
Number of Stocks                103       5,364
Median Market Cap            $24.4B      $26.8B
Price/Earnings Ratio          27.2x       21.5x
Price/Book Ratio               3.5x        2.8x
Yield                                      1.6%
 Investor Shares               0.9%
 Admiral Shares                1.0%
Return on Equity              21.5%       20.2%
Earnings Growth Rate          15.0%        8.4%
Foreign Holdings              25.5%        0.8%
Turnover Rate                 16%**          --
Expense Ratio                                --
 Investor Shares            0.30%**
 Admiral Shares             0.22%**
Cash Investments               8.0%          --
------------------------------------------------


-----------------------------------------------
Ten Largest Holdings (% of total net assets)

Pfizer Inc.                            8.2%
Aventis SA                             3.9
AstraZeneca Group PLC                  3.6
Eli Lilly & Co.                        3.6
Amgen, Inc.                            3.5
Schering-Plough Corp.                  3.2
Roche Holdings AG                      2.9
Wyeth                                  2.7
McKesson Corp.                         2.6
Abbott Laboratories                    2.4
-----------------------------------------------
Top Ten                               36.6%
-----------------------------------------------
The "Ten Largest Holdings" excludes any temporary cash investments and equity index products.

--------------------
Investment Focus
[CHART]

Market Cap - Large
Style - Growth
--------------------

----------------------------
Volatility Measures

                     Broad
              Fund   Index*
----------------------------
R-Squared     0.33    1.00
Beta          0.37    1.00
----------------------------

---------------------------------------------
Sector Diversification (% of portfolio)

Biotech Research & Production             11%
Consumer Discretionary                     0
Consumer Staples                           2
Drugs & Pharmaceuticals                   33
Electronics--Medical Systems               1
Financial Services                         0
Health & Personal Care                     3
Health Care Facilities                     3
Health Care Management Services            4
International                             26
Materials & Processing                     1
Medical & Dental Instruments & Supplies    6
Medical Services                           1
Producer Durables                          1
Technology                                 0
---------------------------------------------
Cash Investments                           8%
---------------------------------------------
*Wilshire 5000 Index.
**Annualized.


Visit our website at
www.vanguard.com
for regularly updated fund information.

--------------------------------------------------------------------------------
Glossary of Investment Terms

Beta. A measure of the magnitude of a fund's past share-price fluctuations in relation to the ups and downs of the overall market (or appropriate market index). The market (or index) is assigned a beta of 1.00, so a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the overall market rose or fell by 10%. However, a fund's beta should be reviewed in conjunction with its R-squared (see definition below). The lower the R-squared, the less correlation there is between the fund and the benchmark, and the less reliable beta is as an indicator of volatility.
--------------------------------------------------------------------------------
Cash Investments. The percentage of a fund's net assets invested in "cash equivalents"--highly liquid, short-term, interest-bearing securities. This figure does not include cash invested in futures contracts or other equity index products to simulate stock investment.
--------------------------------------------------------------------------------
Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.
--------------------------------------------------------------------------------
Expense Ratio. The percentage of a fund's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.
--------------------------------------------------------------------------------
Foreign Holdings. The percentage of a fund's equity assets represented by stocks or American Depositary Receipts of companies based outside the United States.
--------------------------------------------------------------------------------
Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund's stocks, weighted by the proportion of the fund's assets invested in each stock. Stocks representing half of the fund's assets have market capitalizations above the median, and the rest are below it.
--------------------------------------------------------------------------------
Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.
--------------------------------------------------------------------------------
Price/Earnings Ratio. The ratio of a stock's current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company's future growth.
--------------------------------------------------------------------------------
R-Squared. A measure of how much of a fund's past returns can be explained by the returns from the overall market (or its benchmark index). If a fund's total returns were precisely synchronized with the overall market's return, its R-squared would be 1.00. If the fund's returns bore no relationship to the market's returns, its R-squared would be 0.
--------------------------------------------------------------------------------
Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder's equity (net income divided by shareholder's equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.
--------------------------------------------------------------------------------
Turnover Rate. An indication of the fund's trading activity. Funds with high turnover rates incur higher transaction costs and are more likely to distribute capital gains (which are taxable to investors).
--------------------------------------------------------------------------------
Yield. A snapshot of a fund's income from interest and dividends. The yield, expressed as a percentage of the fund's net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year. The index yield is based on the current annualized rate of dividends paid on stocks in the index.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Performance Summary                                          As of July 31, 2003

All of the returns in this report represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate widely. An investor's shares, when redeemed, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

Health Care Fund
--------------------------------------------------------------------------------
Fiscal-Year Total Returns (%) January 31, 1993-July 31, 2003
[Mountain chart]

Fiscal Year    Health Care Fund Inv   S&P Health Sector Index
1994                21.2                       0.1
1995                 9.8                        21
1996                45.5                      54.2
1997                20.6                      28.1
1998                27.4                      38.6
1999                37.4                      35.5
2000                10.6                      -2.9
2001                43.4                      17.3
2002                -1.1                      -5.2
2003               -11.6                     -18.4
2003*               15.5                      10.1
--------------------------------------------------------------------------------
*Six months ended July 31, 2003.
Note: See Financial Highlights tables on pages 16 and 17 for dividend and capital gains information.


--------------------------------------------------------------------------------
Average Annual Total Returns for periods ended June 30, 2003

This table presents average annual total returns through the latest calendar quarter--rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.


                                                             Ten Years
                                      One     Five  ----------------------------
                   Inception Date    Year    Years    Capital    Income    Total
--------------------------------------------------------------------------------
Health Care Fund
 Investor Shares        5/23/1984   7.05%   13.18%     19.02%     1.39%   20.41%
  Fee-Adjusted Returns*             6.05    13.18      19.02      1.39    20.41
 Admiral Shares        11/12/2001   7.15     1.88**       --        --       --
  Fee-Adjusted Returns*             6.15     1.32**       --        --       --
--------------------------------------------------------------------------------
*Reflective of the 1% fee assessed on redemptions of shares held less than five years.
**Return since inception.

--------------------------------------------------------------------------------
Financial Statements July 31, 2003 (unaudited)
Statement of Net Assets

This Statement provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. Securities are grouped and subtotaled by asset type (common stocks, bonds, etc.) and by sector within the fund's designated industry; international securities, if significant, may be presented in a separate group. Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the fund's Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.
     At the end of the Statement of Net Assets, you will find a table displaying the composition of the fund's net assets. Because all income and any realized gains must be distributed to shareholders each year, the bulk of net assets consists of Paid-in Capital (money invested by shareholders). The amounts shown for Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the sums the fund had available to distribute to shareholders as income dividends or capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net income or net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

--------------------------------------------------------------------------------
                                                                         Market
                                                                         Value*
 Health Care Fund                                Shares                   (000)
--------------------------------------------------------------------------------
COMMON STOCKS (91.5%)
--------------------------------------------------------------------------------
UNITED STATES (66.0%)
--------------------------------------------------------------------------------
Biotech Research & Production (10.7%)
*   Amgen, Inc.                               8,923,828                 620,920
*   Genzyme Corp.-
     General Division                         7,886,240                 397,782
*   Genentech, Inc.                           3,521,600                 284,369
*(1)Cephalon, Inc.                            3,430,800                 171,471
*   IDEC Pharmaceuticals Corp.                4,088,600                 138,358
    Baxter International, Inc.                5,000,000                 138,050
*   Quintiles Transnational Corp.             3,000,000                  41,250
*   Millennium Pharmaceuticals, Inc.          3,025,000                  37,994
*   Human Genome Sciences, Inc.               2,038,500                  27,989
*   Biogen, Inc.                                600,000                  23,052
*   Applera Corp.-Celera Genomics Group       1,152,400                  11,593
                                                                  --------------
                                                                      1,892,828
                                                                  --------------
Consumer Discretionary (0.3%)
Kimberly-Clark Corp.                          1,276,300                  61,773

Consumer Staples (2.0%)
CVS Corp.                                    12,000,900                 359,907

Drugs & Pharmaceuticals (33.2%)
   Pfizer Inc.                               43,780,070               1,460,503
   Eli Lilly & Co.                            9,716,600                 639,741
   Schering-Plough Corp.                     32,912,900                 558,861
   Wyeth                                     10,484,900                 477,902
   Abbott Laboratories                       10,680,700                 419,217
*  Gilead Sciences, Inc.                      6,049,924                 412,907
   Cardinal Health, Inc.                      6,901,608                 377,863
*  Forest Laboratories, Inc.                  7,502,000                 359,196
   Merck & Co., Inc.                          6,290,000                 347,711
   Allergan, Inc.                             3,044,100                 244,989
   AmerisourceBergen Corp.                    1,855,380                 117,056
   Johnson & Johnson                          1,800,000                  93,222
(1)Perrigo Co.                                5,322,320                  86,594
*  King Pharmaceuticals, Inc.                 5,317,400                  80,080
*  Vertex Pharmaceuticals, Inc.               3,755,400                  54,416
*  Watson Pharmaceuticals, Inc.               1,289,200                  51,491
   Mylan Laboratories, Inc.                   1,500,000                  50,655
   Bristol-Myers Squibb Co.                   1,075,800                  28,186
   Alpharma, Inc. Class A                       748,313                  14,854
                                                                  --------------
                                                                      5,875,444

Electronics--Medical Systems (0.9%)
      Medtronic, Inc.                         1,800,000                  92,700
*(1)  Haemonetics Corp.                       1,983,900                  41,344
      Datascope Corp.                           342,100                  10,940
(1)   E-Z-EM, Inc.                              523,602                   4,383
                                                                  --------------
                                                                        149,367
                                                                  --------------

Financial Services (0.4%)
  CIGNA Corp.                                 1,450,000                  67,831
  NDCHealth Corp.                               181,800                   3,638
                                                                  --------------
                                                                         71,469
                                                                  --------------

--------------------------------------------------------------------------------
                                                                         Market
                                                                         Value*
 Health Care Fund                                Shares                   (000)
--------------------------------------------------------------------------------
Health & Personal Care (2.7%)
  McKesson Corp.                             14,250,550                 459,723
* IDX Systems Corp.                           1,059,200                  20,454
                                                                  --------------
                                                                        480,177
                                                                  --------------
Health Care Facilities (2.7%)
  HCA Inc.                                    6,967,620                 245,609
* Quest Diagnostics, Inc.                     2,150,000                 128,484
* Laboratory Corp. of
   America Holdings                           2,967,360                  94,273
* LifePoint Hospitals, Inc.                     460,715                  13,006
                                                                  --------------
                                                                        481,372
                                                                  --------------

Health Care Management Services (4.2%)
    Aetna Inc.                                3,950,200                 243,411
*(1)Humana Inc.                               9,995,000                 175,112
    IMS Health, Inc.                          8,647,400                 167,241
*(1)Cerner Corp.                              2,780,100                  87,990
*   Health Net Inc.                             900,000                  30,906
*   Universal Health Services
     Class B                                    300,000                  15,375
*   Pediatrix Medical Group, Inc.               348,100                  14,178
*   American Medical Security
     Group, Inc.                                578,000                  11,537
                                                                  --------------
                                                                        745,750
                                                                  --------------
Materials & Processing (1.0%)
Sigma-Aldrich Corp.                           3,230,000                 184,013

Medical & Dental Instruments & Supplies (5.9%)
   Becton, Dickinson & Co.                    8,551,800                 313,252
*  St. Jude Medical, Inc.                     2,800,000                 150,220
   Beckman Coulter, Inc.                      2,776,600                 123,114
(1)Bausch & Lomb, Inc.                        2,900,000                 122,583
   Biomet, Inc.                               2,751,925                  81,485
   Guidant Corp.                              1,600,000                  75,552
   DENTSPLY International Inc.                1,442,700                  62,628
(1)Owens & Minor, Inc.
    Holding Co.                               2,312,100                  57,803
*  Ventana Medical
    Systems, Inc.                               614,400                  22,972
*  STERIS Corp.                                 850,000                  19,533
*  Advanced Medical Optics, Inc.                676,466                  11,297
*  Viasys Healthcare Inc.                       482,130                  10,920
                                                                  --------------
                                                                      1,051,359
                                                                  --------------
Medical Services (1.2%)
*(1) Coventry Health Care Inc.                3,585,000                 193,124
*(1) PAREXEL International Corp.              1,570,200                  22,972
                                                                  --------------
                                                                        216,096
                                                                  --------------

Producer Durables (0.7%)
* Thermo Electron Corp.                       3,000,000                  66,750
  Pall Corp.                                  2,154,600                  48,629
                                                                  --------------
                                                                        115,379
                                                                  --------------
Technology (0.1%)
* Varian, Inc.                                  253,000                   8,220
--------------------------------------------------------------------------------
TOTAL UNITED STATES                                                  11,693,154
--------------------------------------------------------------------------------
INTERNATIONAL (25.5%)
--------------------------------------------------------------------------------
Belgium (0.3%)
UCB SA                                        1,913,443                  46,907

Canada (0.1%)
* Axcan Pharma Inc.                           1,356,900                  18,037

Denmark (0.1%)
Novo Nordisk A/S B Shares                       700,000                  23,487

France (4.9%)
  Aventis SA                                 11,475,168                 577,601
  Sanofi-Synthelabo SA                        2,948,201                 166,250
  Aventis SA ADR                              2,314,015                 115,354
                                                                  --------------
                                                                        859,205
                                                                  --------------
Germany (1.6%)
  Bayer AG                                    7,944,656                 189,574
  Bayer AG ADR                                1,921,500                  45,463
  Schering AG                                   870,410                  36,543
  Fresenius Medical Care
   Pfd. ADR                                     645,400                   8,029
                                                                  --------------
                                                                        279,609
                                                                  --------------
Japan (5.6%)
  Fujisawa Pharmaceutical
   Co., Ltd.                                 13,401,000                 259,582
  Eisai Co., Ltd.                             8,206,000                 161,336
  Yamanouchi Pharmaceuticals
   Co., Ltd.                                  4,280,000                 111,132
  Chugai Pharmaceutical
   Co., Ltd.                                  8,834,500                  99,159
  Shionogi & Co., Ltd.                        7,231,000                  94,778
  Takeda Chemical
   Industries Ltd.                            2,500,000                  89,178
  Sankyo Co., Ltd.                            4,816,800                  58,379
  Tanabe Seiyaku Co., Ltd.                    6,650,000                  47,829
  Daiichi Pharmaceutical
   Co., Ltd.                                  3,200,000                  43,191
  Ono Pharmaceutical Co., Ltd.                  963,000                  33,712
                                                                  --------------
                                                                        998,276
                                                                  --------------
Netherlands (0.4%)
Akzo Nobel NV                                 2,500,000                  74,484

Sweden (0.5%)
  Gambro AB A Shares                          7,531,120                  48,602
  Gambro AB B Shares                          7,314,580                  47,204
                                                                  --------------
                                                                         95,806
                                                                  --------------

11
--------------------------------------------------------------------------------
                                                                         Market
                                                                         Value*
 Health Care Fund                                Shares                   (000)
--------------------------------------------------------------------------------
Switzerland (5.9%)
  Roche Holdings AG                           6,123,977                 510,711
  Novartis AG (Registered)                    9,619,880                 370,998
  Alcon, Inc.                                 1,659,600                  84,590
  Serono SA Class B                             125,198                  81,156
                                                                  --------------
                                                                      1,047,455
                                                                  --------------
United Kingdom (6.1%)
  AstraZeneca Group PLC                       8,431,500                 336,528
  AstraZeneca Group PLC ADR                   7,581,772                 304,939
  GlaxoSmithKline PLC ADR                     6,068,881                 232,499
  Amersham PLC                               18,265,820                 144,752
  SSL International PLC                       6,600,000                  34,427
* Shire Pharmaceuticals
   Group PLC                                  2,700,000                  20,713
                                                                  --------------
                                                                      1,073,858
                                                                  --------------
--------------------------------------------------------------------------------
TOTAL INTERNATIONAL                                                   4,517,124
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS
 (Cost $12,060,188)                                                  16,210,278
--------------------------------------------------------------------------------
                                                   Face
                                                 Amount
                                                  (000)
--------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (9.3%)
--------------------------------------------------------------------------------
U.S. Government and Agency Obligations (0.1%)
Federal National Mortgage Assn.
 1.09%, 11/14/2003                             $ 12,000                  12,128

Commercial Paper (2.4%)
General Electric Capital Corp.
1.046%, 9/17/2003                               210,000                 209,718
1.006%, 8/21/2003                               210,000                 209,881
                                                                  --------------
                                                                        419,599
                                                                  --------------
Repurchase Agreements (6.8%)
ABN AMRO, Inc.
 1.12%, 8/1/2003
 (Dated 7/31/2003,
 Repurchase Value $160,805,000,
 collateralized by Federal National
 Mortgage Assn., 5.625%,
 5/14/2004)                                     160,800                 160,800
Credit Suisse First Boston Corp.
 1.11%, 8/1/2003
 (Dated 7/31/2003,
 Repurchase Value $65,502,000,
 collateralized by Federal National
 Mortgage Assn., adjustable rate
 mortgages, 2/1/2013-
 9/1/2028)                                       65,500                  65,500
Goldman Sachs & Co.
 1.79%, 8/1/2003
 (Dated 7/31/2003,
 Repurchase Value $496,115,000,
 collateralized by Federal National
 Mortgage Assn., 5.00%-7.50%,
 5/1/2016-6/1/2033)                             496,100                 496,100
UBS Securities LLC
 1.12%, 8/1/2003
 (Dated 7/31/2003,
 Repurchase Value $390,012,000,
 collateralized by Federal Home
 Loan Mortgage Corp., 0.00%-3.57%,
 7/15/2004-10/25/2007,
 Federal National Mortgage Assn.,
 2.54%-3.75%,
 9/5/2006-1/12/2007,
 Student Loan Mortgage Assn.,
 2.05%, 4/25/2005)                              390,000                 390,000
Collateralized by U.S. Government
 Obligations in a Pooled
 Cash Account
 1.10%, 8/1/2003--Note G                         91,972                  91,972
                                                                  --------------
                                                                      1,204,372
                                                                  --------------
--------------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
 (Cost $1,636,100)                                                    1,636,099
--------------------------------------------------------------------------------
TOTAL INVESTMENTS (100.8%)
 (Cost $13,696,288)                                                  17,846,377
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES--NET (-0.8%)                              (140,792)
--------------------------------------------------------------------------------
NET ASSETS (100%)                                                   $17,705,585
================================================================================
*See Note A in Notes to Financial Statements.
*Non-income-producing security.
(1)Considered an affiliated company of the fund, as the fund owns more than 5% of the outstanding voting securities of such company. The total market value of investments in affiliated companies was $963,376,000.
ADR--American Depositary Receipt.


--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
Assets
 Investments in Securities, at Value                                $17,846,377
 Receivables for Investment Securities Sold                             160,154
 Other Assets--Note C                                                    30,002
                                                                  --------------
  Total Assets                                                       18,036,533
                                                                  --------------
Liabilities
 Payables for Investment Securities Purchased                           208,641
 Other Liabilities--Note G                                              122,307
                                                                  --------------
Total Liabilities                                                       330,948
                                                                  --------------
--------------------------------------------------------------------------------
NET ASSETS (100%)                                                   $17,705,585
================================================================================

--------------------------------------------------------------------------------
                                                                         Amount
                                                                          (000)
--------------------------------------------------------------------------------
AT JULY 31, 2003, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------
Paid-in Capital                                                     $13,579,470
Undistributed Net Investment Income                                      88,088
Accumulated Net Realized Losses                                        (112,078)
Unrealized Appreciation
 Investment Securities                                                4,150,089
 Foreign Currencies                                                          16
--------------------------------------------------------------------------------
NET ASSETS                                                          $17,705,585
================================================================================
Investor Shares--Net Assets
Applicable to 144,377,545 outstanding $.001
 par value shares of beneficial interest
 (unlimited authorization)                                          $15,708,934
--------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE--
 INVESTOR SHARES                                                        $108.80
================================================================================
Admiral Shares--Net Assets
Applicable to 43,480,333 outstanding $.001
 par value shares of beneficial interest
 (unlimited authorization)                                           $1,996,651
--------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE--
 ADMIRAL SHARES                                                          $45.92
================================================================================
See Note E in Notes to Financial Statements for the tax-basis components of net assets.

Statement of Operations

This Statement shows the types of income earned by the fund during the reporting period, and details the operating expenses charged to each class of its shares. These expenses directly reduce the amount of investment income available to pay to shareholders as income dividends. This Statement also shows any Net Gain
(Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) of investments during the period.

--------------------------------------------------------------------------------
                                                               Health Care Fund
                                                 Six Months Ended July 31, 2003
                                                                          (000)
--------------------------------------------------------------------------------
INVESTMENT INCOME
Income
 Dividends*Y                                                          $ 117,839
 Interest                                                                 8,229
 Security Lending                                                         1,854
--------------------------------------------------------------------------------
 Total Income                                                           127,922
--------------------------------------------------------------------------------
Expenses
 Investment Advisory Fees--Note B                                         4,782
 The Vanguard Group--Note C
  Management and Administrative
   Investor Shares                                                       15,797
   Admiral Shares                                                         1,229
  Marketing and Distribution
   Investor Shares                                                          779
   Admiral Shares                                                            79
 Custodian Fees                                                             567
 Shareholders' Reports
  Investor Shares                                                             9
  Admiral Shares                                                              3
 Trustees' Fees and Expenses                                                 12
--------------------------------------------------------------------------------
 Total Expenses                                                          23,257
 Expenses Paid Indirectly--Note D                                          (753)
--------------------------------------------------------------------------------
 Net Expenses                                                            22,504
--------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                   105,418
--------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)
 Investment Securities SoldY                                           (104,931)
 Foreign Currencies                                                         796
--------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)                                               (104,135)
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
 Investment Securities                                                2,333,039
 Foreign Currencies                                                         (83)
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)                      2,332,956
--------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS      $2,334,239
================================================================================
*Dividends are net of foreign withholding taxes of $6,813,000.
YDividend income and realized net gain (loss) from affiliated companies of the fund were $9,196,000 and $(3,420,000), respectively.

Statement of Changes in Net Assets

This Statement shows how the fund's total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. The amounts shown as Distributions to shareholders from the fund's net income and capital gains may not match the amounts shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the income was earned or the gains were realized on the financial statements. The Capital Share Transactions section shows the net amount shareholders invested in or redeemed from the fund. Distributions and Capital Share Transactions are shown separately for each class of shares.

--------------------------------------------------------------------------------
                                                       Health Care Fund
                                             -----------------------------------
                                            Six Months                     Year
                                                 Ended                    Ended
                                         July 31, 2003            Jan. 31, 2003
                                                 (000)                    (000)
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations
 Net Investment Income                       $ 105,418                $ 143,405
 Realized Net Gain (Loss)                     (104,135)                 982,753
 Change in Unrealized Appreciation
 (Depreciation)                              2,332,956               (3,242,938)
--------------------------------------------------------------------------------
  Net Increase (Decrease) in Net Assets
  Resulting from Operations                  2,334,239               (2,116,780)
--------------------------------------------------------------------------------
Distributions
 Net Investment Income
  Investor Shares                               (3,552)                (128,208)
  Admiral Shares                                  (614)                 (16,453)
 Realized Capital Gain*
  Investor Shares                              (14,628)                (876,717)
  Admiral Shares                                (1,758)                (103,443)
--------------------------------------------------------------------------------
  Total Distributions                          (20,552)              (1,124,821)
--------------------------------------------------------------------------------
Capital Share Transactions--Note H
 Investor Shares                               143,317                  421,156
 Admiral Shares                                122,207                  335,369
--------------------------------------------------------------------------------
  Net Increase (Decrease) from Capital
  Share Transactions                           265,524                  756,525
--------------------------------------------------------------------------------
Total Increase (Decrease)                    2,579,211               (2,485,076)
--------------------------------------------------------------------------------
Net Assets
Beginning of Period                         15,126,374               17,611,450
--------------------------------------------------------------------------------
End of Period                              $17,705,585              $15,126,374
================================================================================
*Includes fiscal 2004 and 2003 short-term gain distributions totaling $0 and $618,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

Financial Highlights

This table summarizes the fund's investment results and distributions to shareholders on a per-share basis for each class of shares. It also presents the Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the fund's net income and total returns from year to year; the relative contributions of net income and capital gains to the fund's total return; how much it costs to operate the fund; and the extent to which the fund tends to distribute capital gains. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year.

Health Care Fund Investor Shares
--------------------------------------------------------------------------------------------------------
                                                     Six Months             Year Ended January 31,
                                                          Ended  ---------------------------------------
For a Share Outstanding Throughout Each Period    July 31, 2003    2003    2002    2001    2000    1999
--------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                    $ 94.35 $115.01 $123.04 $ 98.83  $97.32  $74.02
--------------------------------------------------------------------------------------------------------
Investment Operations
 Net Investment Income                                     .645    .947    .980    1.16     .92     .86
 Net Realized and Unrealized Gain (Loss)
  on Investments*                                        13.933 (14.124) (2.516)  40.05    8.70   26.36
--------------------------------------------------------------------------------------------------------
  Total from Investment Operations                       14.578 (13.177) (1.536)  41.21    9.62   27.22
--------------------------------------------------------------------------------------------------------
Distributions
 Dividends from Net Investment Income                     (.025)  (.955) (1.030)  (1.07)   (.97)   (.84)
 Distributions from Realized Capital Gains                (.103) (6.528) (5.464) (15.93)  (7.14)  (3.08)
--------------------------------------------------------------------------------------------------------
  Total Distributions                                     (.128) (7.483) (6.494) (17.00)  (8.11)  (3.92)
--------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                          $108.80 $ 94.35 $115.01 $123.04  $98.83  $97.32
========================================================================================================
Total Return**                                           15.47% -11.65%  -1.11%  43.37%  10.57%  37.39%
========================================================================================================
Ratios/Supplemental Data
 Net Assets, End of Period (Millions)                   $15,709 $13,506 $15,981 $17,242 $10,726  $9,884
 Ratio of Total Expenses to Average Net Assets           0.30%Y   0.29%   0.31%   0.34%   0.41%   0.36%
 Ratio of Net Investment Income to
  Average Net Assets                                     1.31%Y   0.86%   0.84%   1.03%   0.92%   1.13%
 Portfolio Turnover Rate                                   16%Y     25%     13%     21%     27%     11%
--------------------------------------------------------------------------------------------------------
*Includes  increases from redemption fees of $.01,  $.04,  $.03, $.01, $.03, and
$.00.
**Total returns do not reflect the 1% fee assessed on redemptions of shares held for less than five years (or less than one year in the case of shares  purchased prior to April 19, 1999).
YAnnualized.


Health Care Fund Admiral Shares
--------------------------------------------------------------------------------
                                               Six Months       Year   Nov. 12,
                                                    Ended      Ended   2001* to
                                                 July 31,   Jan. 31,   Jan. 31,
For a Share Outstanding Throughout Each Period       2003       2003       2002
--------------------------------------------------------------------------------
Net Asset Value, Beginning of Period               $39.80     $48.52     $50.00
--------------------------------------------------------------------------------
 Investment Operations
 Net Investment Income                               .290       .436       .066
 Net Realized and Unrealized Gain (Loss)
  on Investments**                                  5.888     (5.963)      .542
--------------------------------------------------------------------------------
  Total from Investment Operations                  6.178     (5.527)      .608
--------------------------------------------------------------------------------
Distributions
 Dividends from Net Investment Income               (.015)     (.438)     (.390)
 Distributions from Realized Capital Gains          (.043)    (2.755)    (1.698)
--------------------------------------------------------------------------------
  Total Distributions                               (.058)    (3.193)    (2.088)
--------------------------------------------------------------------------------
Net Asset Value, End of Period                     $45.92     $39.80     $48.52
================================================================================
Total ReturnY                                      15.54%    -11.58%      1.23%
================================================================================
Ratios/Supplemental Data
 Net Assets, End of Period (Millions)              $1,997     $1,620     $1,631
 Ratio of Total Expenses to Average Net Assets    0.22%YY      0.22%    0.23%YY
 Ratio of Net Investment Income to Average
  Net Assets                                      1.39%YY      0.93%    0.50%YY
 Portfolio Turnover Rate                            16%YY        25%      13%YY
================================================================================
*Inception.
**Includes increases from redemption fees of $.00, $.02, and $.01.
YTotal returns do not reflect the 1% fee assessed on redemptions of shares held for less than five years.
YYAnnualized.



See accompanying Notes, which are an integral part of the Financial Statements.

Notes to Financial Statements

Vanguard Health Care Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund may invest in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of United States corporations. The fund offers two classes of shares, Investor Shares and Admiral Shares.
Investor Shares are available to any investor who meets the fund's minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, servicing, tenure, and account- size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.
     1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund's pricing time but after the close of the securities' primary markets, are valued by methods deemed by the board of trustees to represent fair value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.
     2.  Foreign   Currency:   Securities  and  other  assets  and   liabilities
denominated in foreign currencies are translated into U.S. dollars at the exchange rates on the valuation date as employed by Morgan Stanley Capital International in the calculation of its indexes.
     Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the asset or liability is settled in cash, when they are recorded as realized foreign currency gains (losses).
     3. Repurchase Agreements: The fund, along with other members of The Vanguard Group, transfers uninvested cash balances to a pooled cash account, which is invested in repurchase agreements secured by U.S. government securities. The fund may also invest directly in repurchase agreements. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.
     4. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.
     5. Distributions: Distributions to shareholders are recorded on the ex-dividend date.
     6. Other: Dividend income is recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Fees assessed on redemptions of capital shares are credited to paid-in capital.
     Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. Wellington Management Company, llp, provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. For the six months ended July 31, 2003, the investment advisory fee represented an effective annual rate of 0.06% of the fund's average net assets.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At July 31, 2003, the fund had contributed capital of $3,019,000 to Vanguard (included in Other Assets), representing 0.02% of the fund's net assets and 3.02% of Vanguard's capitalization. The fund's trustees and officers are also directors and officers of Vanguard.

D. The fund has asked its investment adviser to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund's management and administrative expenses. The fund's custodian bank has also agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the six months ended July 31, 2003, directed brokerage and custodian fee offset arrangements reduced expenses by $745,000 and $8,000, respectively. The total expense reduction represented an effective annual rate of 0.01% of the fund's average net assets.

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. The fund's tax-basis capital gains and losses are determined only at the end of each fiscal year.
     During the six months ended July 31, 2003, the fund realized net foreign currency gains of $796,000, which increased distributable net income for tax purposes; accordingly such gains have been reclassified from accumulated net realized gains to undistributed net investment income.
     At July 31, 2003, net unrealized appreciation of investment securities for tax purposes was $4,150,089,000, consisting of unrealized gains of $4,695,386,000 on securities that had risen in value since their purchase and $545,297,000 in unrealized losses on securities that had fallen in value since their purchase.
     The fund had net unrealized foreign currency gains of $16,000 resulting from the translation of other assets and liabilities at July 31, 2003.

F. During the six months ended July 31, 2003, the fund purchased $1,479,315,000 of investment securities and sold $1,164,367,000 of investment securities other than temporary cash investments.

G. The market value of securities on loan to broker/dealers at July 31, 2003, was $90,213,000, for which the fund held cash collateral of $91,972,000. The fund invests cash collateral received in repurchase agreements, and records a liability for the return of the collateral, during the period the securities are on loan.

H. Capital share transactions for each class of shares were:

---------------------------------------------------------------------------------------------------
                                                  Six Months Ended                 Year Ended
                                                   July 31, 2003                January 31, 2003
                                             -------------------------     ------------------------
                                             Amount          Shares        Amount         Shares
                                              (000)           (000)         (000)          (000)
---------------------------------------------------------------------------------------------------
Investor Shares
 Issued                                   $ 834,122           8,224   $ 1,629,094         14,967
 Issued in Lieu of Cash Distributions        17,379             181       959,018          9,823
 Redeemed*                                 (708,184)         (7,184)   (2,166,956)       (20,587)
  Net Increase (Decrease)--Investor Shares  143,317           1,221       421,156          4,203
Admiral Shares
 Issued                                     199,648           4,648       454,490          9,715
 Issued in Lieu of Cash Distributions         2,119              52       107,102          2,604
 Redeemed*                                  (79,560)         (1,925)     (226,223)        (5,222)
  Net Increase (Decrease)--Admiral Shares   122,207           2,775       335,369          7,097
----------------------------------------------------------------------------------------------------
*Net of  redemption  fees  of  $1,787,000  and  $5,809,000,  respectively  (fund totals).


--------------------------------------------------------------------------------
Special 2003 Tax Information
 for Vanguard Health Care Fund

This information for the fiscal year ended January 31, 2003, is included pursuant to provisions of the Internal Revenue Code:

The fund intends to distribute the maximum amount of qualified dividend income allowable. The amount of qualified dividend income distributed by the fund will be provided to individual shareholders on their Form 1099-DIV.

--------------------------------------------------------------------------------
The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard(R) funds and provides services to them on an at-cost basis.
     A majority of Vanguard's board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the investments they have made as private individuals. Our independent board members bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds.
     Among board members' responsibilities are selecting investment advisers for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers. The dates in parentheses below show when each trustee was initially elected.

--------------------------------------------------------------------------------
JOHN J. BRENNAN*             Chairman of the Board, Chief Executive Officer, and
(1987)                       Director/Trustee of The Vanguard Group,  Inc.,  and
                             of each  of  the investment companies served by The
                             Vanguard Group.
--------------------------------------------------------------------------------
INDEPENDENT TRUSTEES

CHARLES D. ELLIS           The Partners of '63 (pro bono ventures in education);
(2001)                     Senior Adviser to Greenwich Associates (international
                           business strategy  consulting);  Successor Trustee of
                           Yale University;  Overseer  of  the  Stern  School of
                           Business at  New  York  University;  Trustee  of  the
                           Whitehead Institute for Biomedical Research.
--------------------------------------------------------------------------------
RAJIV L. GUPTA             Chairman and Chief Executive Officer (since October
(2002)                     1999), Vice  Chairman  (January-September 1999),  and
                           Vice President (prior to September1999)  of  Rohm and
                           Haas Co. (chemicals);  Director  of  Technitrol, Inc.
                           (electroniccomponents),    and      Agere     Systems
                           (communications  components);  Board  Member  of  the
                           American   Chemistry   Council;   Trustee  of  Drexel
                           University.
--------------------------------------------------------------------------------
JOANN HEFFERNAN HEISEN     Vice President, Chief Information Officer, and Member
(1998)                     of the  Executive  Committee  of  Johnson  &  Johnson
                           (pharmaceuticals/consumer products); Director  of the
                           Medical Center  at Princeton and Women's Research and
                           Education Institute.
--------------------------------------------------------------------------------
BURTON G. MALKIEL          Chemical   Bank   Chairman's  Professor of Economics,
(1977)                     Princeton University; Director of Vanguard Investment
                           Series plc  (Irish investment fund)  (since  November
                           2001),  Vanguard  Group  (Ireland)  Limited   (Irish
                           investment  management  firm)  (since November 2001),
                           Prudential  Insurance  Co.  of  America,  BKF Capital
                           (investment management firm), The Jeffrey Co.(holding
                           company), and NeuVis, Inc.(software company).
--------------------------------------------------------------------------------
ALFRED M. RANKIN, JR.      Chairman, President,  Chief  Executive  Officer,  and
(1993)                     Director of NACCO Industries, Inc.  (forklift trucks/
                           housewares/lignite); Director of Goodrich Corporation
                           (industrial products/aircraft systems  and services);
                           Director until 1998 of  Standard Products  Company (a
                           supplier for the automotive industry).
--------------------------------------------------------------------------------
J. LAWRENCE WILSON         Retired Chairman and Chief Executive Officer of Rohm
(1985)                     and Haas Co.  (chemicals);  Director  of Cummins Inc.
                           (diesel engines), MeadWestvaco Corp.(paper products),
                           and    AmerisourceBergen     Corp.    (pharmaceutical
                           distribution); Trustee of Vanderbilt University.
--------------------------------------------------------------------------------
EXECUTIVE OFFICERS*

R. GREGORY BARTON          Secretary;  Managing  Director and General Counsel of
                           The   Vanguard  Group, Inc. (since  September  1997);
                           Secretary  of  The  Vanguard Group and of each of the
                           investment  companies  served  by The Vanguard Group;
                           Principal  of  The Vanguard Group (prior to September
                           1997).
--------------------------------------------------------------------------------
THOMAS J. HIGGINS          Treasurer; Principal  of  The  Vanguard  Group, Inc.;
                           Treasurer of each  of the investment companies served
                           by The Vanguard Group.
--------------------------------------------------------------------------------
* Officers of the funds are "interested persons" as defined in the Investment Company Act of 1940.

More  information   about  the  trustees  is  in  the  Statement  of  Additional
Information, available from The Vanguard Group.

--------------------------------------------------------------------------------
VANGUARD SENIOR MANAGEMENT TEAM

MORTIMER J. BUCKLEY, Information Technology.
JAMES H. GATELY, Investment Programs and Services.
MICHAEL S. MILLER, Planning and Development.
KATHLEEN C. GUBANICH, Human Resources.
RALPH K. PACKARD, Finance.
GEORGE U. SAUTER, Quantitative Equity Group.
F. WILLIAM MCNABB, III, Client Relationship Group.
--------------------------------------------------------------------------------
JOHN C. BOGLE, Founder; Chairman and Chief Executive Officer, 1974-1996.

[Vanguard Ship Logo]
The Vanguard Group(R)
Post Office Box 2600
Valley Forge, PA 19482-2600

Vanguard, The Vanguard Group, Vanguard.com, Admiral, Wellington, and the ship logo are trademarks of The Vanguard Group, Inc.

All other marks are the exclusive property of their respective owners.

About Our Cover
The photographs of the sails and ship that appear on the cover of this report are copyrighted by Michael Kahn.

For More Information
This report is intended for the fund's shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current fund prospectus.
     To receive a free copy of the prospectus or the Statement of Additional Information, or to request additional information about the fund or other Vanguard funds, please contact us at one of the adjacent telephone numbers or by e-mail through Vanguard.com(R). Prospectuses may also be viewed online.

All comparative mutual fund data are from Lipper Inc. or Morningstar, Inc., unless otherwise noted.

World Wide Web
www.vanguard.com

Fund Information
1-800-662-7447

Direct Investor Account Services
1-800-662-2739

Institutional Investor Services
1-800-523-1036

Text Telephone
1-800-952-3335

(C) 2003 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing
Corporation, Distributor.

Q522 092003

Item 2: Code(s) of Ethics for senior financial officers - Item not applicable to semi-annual report.

Item 3: Audit Committee Financial Expert - Item not applicable to semi-annual report.

Item 4: Principal Accountant Fees and Services - Item not applicable to semi-annual report.

Item 5: Not Applicable.

Item 6: Reserved.

Item 7: Not applicable.

Item 8: Reserved.

Item 9: Controls and Procedures.

     (a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

     (b) Internal Controls. There were no significant changes in Registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 10: Exhibits attached hereto.  (Attach certifications as exhibits)

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

       VANGUARD SPECIALIZED FUNDS

BY:             (signature)
   ----------------------------------------
                (HEIDI STAM)
              JOHN J. BRENNAN*
          CHIEF EXECUTIVE OFFICER

Date:  September 8, 2003

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

       VANGUARD SPECIALIZED FUNDS

BY:             (signature)
   ----------------------------------------
                (HEIDI STAM)
              JOHN J. BRENNAN*
          CHIEF EXECUTIVE OFFICER

Date:  September 8, 2003

       VANGUARD SPECIALIZED FUNDS

BY:             (signature)
   ----------------------------------------
                (HEIDI STAM)
              THOMAS J. HIGGINS*
                TREASURER

Date:  September 8, 2003

*By Power of Attorney. See File Number 2-57689, filed on December 26, 2002. Incorporated by Reference.